UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 04813

Dreyfus Investment Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	9/30/12

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have a different fiscal year end and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for those series, as appropriate.

-Dreyfus/The Boston Company Emerging Markets Core Equity Fund

-Dreyfus/The Boston Company Large Cap Core Fund

-Dreyfus/The Boston Company Small Cap Growth Fund

-Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund

-Dreyfus/The Boston Company Small Cap Value Fund

-Dreyfus/The Boston Company Small/Mid Cap Growth Fund

-Dreyfus/Standish Intermediate Tax Exempt Bond Fund

-Dreyfus/Newton International Equity Fund

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus/The Boston
Company Emerging
Markets Core Equity Fund

ANNUAL REPORT September 30, 2012

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
21	Notes to Financial Statements
35	Report of Independent Registered Public Accounting Firm
36	Important Tax Information
37	Board Members Information
39	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Emerging
Markets Core Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus/The Boston Company Emerging Markets Core Equity Fund covers the 12-month period from October 1, 2011, through September 30, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. equities proved unusually volatile over the past year, as prices rose and fell according to investors’ changing expectations of global and domestic economic conditions. And while the pace of U.S. economic growth has been relatively consistent, it has progressed at about half the average rate achieved in prior recoveries. Overseas, Europe has remained under severe economic pressure due to a persistent debt crisis and austerity-oriented fiscal policies adopted by many governments. In Japan, a strengthening currency dampened export activity and economic growth. The emerging markets have posted a slower rate of growth, reducing demand for industrial commodities and other goods and services.

The sustained-but-subpar U.S. expansion appears likely to continue over the foreseeable future.Across the international markets though, on one hand the global economy has responded to a variety of stimulative measures, most notably aggressively accommodative monetary policies in most major markets. On the other hand, headwinds emanating from Europe and China may continue to weigh on economic growth and investor sentiment. Indeed, the ability of governments and economic policymakers to address these issues could go a long way toward shaping the 2013 market environment. As always, we urge you to speak regularly with your financial advisor to discuss how changing global economic conditions may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2011, through September 30, 2012, as provided by Sean P. Fitzgibbon and Jay Malikowski, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2012, Dreyfus/The Boston Company Emerging Markets Core Equity Fund’s Class A shares produced a total return of 12.48%, Class C shares returned 11.63% and Class I shares returned 13.36%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Index (the “MSCI EM Index”), produced a total return of 16.93% for the same period.2

Despite heightened volatility throughout the reporting period, emerging market stocks posted respectable gains, on average, as macroeconomic conditions improved in China and other developing nations.The fund lagged its benchmark, mainly as a result of shortfalls among consumer staples and materials stocks.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of companies that are located in foreign countries represented in the MSCI EM Index.The fund may invest up to 20% of its net assets in fixed income securities and may invest in preferred stocks of any credit quality if common stocks of the relevant company are not available.The fund employs a “bottom-up” investment approach, which emphasizes individual stock selection.

Markets Reacted Sharply to Economic Developments

The reporting period began in the immediate wake of severe stock market declines throughout the world. One credit-rating agency’s downgrade of long-term U.S. government debt, an intensifying European debt crisis and inflation-fighting programs in China had triggered a flight away from riskier assets in the third quarter of 2011. Better economic data in the fall largely arrested the declines, but heightened market volatility persisted through the end of the year.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Over the opening months of 2012, however, the emerging markets began to rally strongly, as investors were optimistic that less restrictive monetary and fiscal policies in China could tame inflationary pressures without triggering a recession. Meanwhile, the U.S. economy reported higher levels of manufacturing activity and improvements in labor markets, and European policymakers launched a quantitative easing program that seemed to forestall a more severe crisis in the region’s banking system.

The rally was interrupted in the spring, when U.S. employment gains moderated, proposed austerity programs in Europe encountered political resistance, and the Chinese economy was slow to respond to more accommodative policies.While better equity market performance over the summer erased many of those losses, emerging market stocks in general lost a modest amount of value over the reporting period’s second half, dampening results for the reporting period overall.

Valuation Metrics Proved Relatively Ineffective

In this tumultuous environment, investors tended to prefer better known markets and companies with positive earnings momentum. In contrast, valuation factors proved relatively ineffective over the reporting period.

A focus on valuations was especially damaging in the consumer staples sector, where Indian sugar processor Shree Renuka Sugars fell sharply due to lower commodity prices and operational problems in its Brazil facilities. Likewise, food producer China Agri-Industries Holdings moved lower amid fears of government pricing restrictions.The materials sector lagged all other market segments over the reporting period, and the fund’s results in the sector were further undermined by Brazilian metals-and-mining companyVale, which suffered from management turnover and deteriorating operational metrics. Other laggards during the reporting period included India’s plastics and textiles manufacturer Sintex Industries, where worries regarding cuts in government spending weighed on the company’s stock price. Indeed, India was the fund’s greatest laggard on a country basis over the reporting period.

The fund achieved better results in the information technology sector, where Samsung Electronics scored market share gains and achieved better-than-expected earnings stemming from the popularity of its smartphones. In the consumer discretionary sector, carmakers Hyundai Motor in Korea and Great Wall Motor in China advanced due to market share gains and strong sales, respectively. From a country perspective, the fund

4

participated in relatively robust gains in Thailand when a number of companies rebounded from depressed levels as the nation recovered from the 2011 floods.

Positioned for a More Balanced Market

We currently expect market volatility to remain elevated over the near term amid ongoing macroeconomic uncertainties. However, we remain optimistic over the longer term. China is widely expected to adopt more stimulative monetary and fiscal policies, and Europe appears to be making progress in engineering a recovery from its debt crisis. Meanwhile, personal incomes in the emerging markets are rising, potentially boosting spending and consumption.

We have continued to focus on identifying individual companies with attractive valuations and strong business momentum. Indeed, we believe that valuations in some countries and market sectors have become especially compelling, and the fund is well positioned to benefit when valuation factors return to favor among investors.

October 15, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies.These special risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2014, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.
The Morgan Stanley Capital International Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance in global emerging markets.The index consists of select designated MSCI emerging market national indices. MSCI Indices reflect investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s
Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus/The Boston Company Emerging Markets Core Equity Fund on 7/10/06 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Emerging Markets Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. For comparative purposes, the value of the Index on 6/30/06 is used as the beginning value on 7/10/06.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance in global emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/12

	Inception				From
	Date	1 Year	5 Years		Inception
Class A shares
with maximum sales charge (5.75%)	3/31/09	6.02%	–3.47	%††	5.64	%††
without sales charge	3/31/09	12.48%	–2.32	%††	6.65	%††
Class C shares
with applicable redemption charge †	3/31/09	10.73%	–2.85	%††	6.18	%††
without redemption	3/31/09	11.63%	–2.85	%††	6.18	%††
Class I shares	7/10/06	13.36%	–1.87%		7.04%
Morgan Stanley Capital International
Emerging Markets Index	6/30/06	16.93%	–1.28%		7.32	%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.
††† The Index date is based on the life of Class I shares. For comparative purposes, the value of the Index as of the month end 6/30/06 is used as the beginning value on 7/10/06 (the inception date for Class I shares).

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Emerging Markets Core Equity Fund from April 1, 2012 to September 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$10.97	$14.61	$7.33
Ending value (after expenses)	$951.00	$947.60	$954.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$11.33	$15.08	$7.57
Ending value (after expenses)	$1,013.75	$1,010.00	$1,017.50

† Expenses are equal to the fund’s annualized expense ratio of 2.25% for Class A, 3.00% for Class C and 1.50%
for Class I, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
September 30, 2012

Common Stocks—96.0%	Shares		Value ($)
Brazil—5.7%
Cia de Bebidas das Americas, ADR	1,240		47,455
Cia de Saneamento Basico do Estado de Sao Paulo	700		28,656
Cielo	720		17,967
Embraer, ADR	2,140		56,967
Fleury	3,200		38,278
Obrascon Huarte Lain Brasil	4,800		44,040
Rossi Residencial	8,600		21,338
			254,701
Chile—1.5%
ENTEL	3,210		66,920
China—12.9%
AAC Technologies Holdings	6,500		23,472
China BlueChemical, Cl. H	58,000		34,333
China Communications Construction, Cl. H	70,000		56,603
China Construction Bank, Cl. H	61,000		42,324
China Petroleum & Chemical, Cl. H	82,000		76,564
China Railway Construction, Cl. H	78,500		70,259
China Vanadium Titano—Magnetite Mining	43,000		6,655
Focus Media Holding, ADR	2,450		57,330
Great Wall Motor, Cl. H	35,250		92,966
Huaneng Power International, Cl. H	44,000		33,479
WuXi PharmaTech, ADR	2,700	[a]	40,311
Yingde Gases	22,500		19,935
Zhen Ding Technology Holding	7,000		21,993
			576,224
Hong Kong—5.2%
China Mobile	9,000		99,761
China Overseas Land & Investment	18,000		45,777
China Resources Power Holdings	14,000		30,657
CNOOC	29,000		59,466
			235,661

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
India—5.6%
Apollo Tyres	15,220	26,735
Hexaware Technologies	14,960	34,546
ICICI Bank	2,660	53,397
JSW Steel	1,360	19,517
NMDC	3,910	14,374
Oil & Natural Gas	5,740	30,564
Power Finance	6,230	22,318
Sterlite Industries India	26,370	49,770
		251,221
Indonesia—1.5%
Indofood Sukses Makmur	49,000	28,929
Telekomunikasi
Indonesia Persero	39,500	39,005
		67,934
Malaysia—1.9%
AMMB Holdings	20,200	42,032
Malayan Banking	14,800	43,628
		85,660
Mexico—4.1%
Alfa, Cl. A	27,000	50,259
Fomento Economico
Mexicano, ADR	490	45,070
Grupo Financiero Banorte, Cl. O	15,700	88,735
		184,064
Peru—.6%
Credicorp	200	25,056
Philippines—.7%
Metropolitan Bank & Trust	15,040	33,350
Russia—9.4%
Gazprom, ADR	7,330	73,520
Lukoil, ADR	2,040	125,664

10

Common Stocks (continued)	Shares		Value ($)
Russia (continued)
Mobile Telesystems, ADR	3,090		54,137
Sberbank of Russia, ADR	2,600		30,290
Sberbank of Russia, ADR	4,060		47,968
Surgutneftegas, ADR	5,930		53,489
Uralkali, GDR	850		35,164
			420,232
South Africa—7.8%
AngloGold Ashanti	1,020		35,837
Anglovaal Industries	1,890		13,570
FirstRand	7,630		25,568
Growthpoint Properties	13,542		40,465
Imperial Holdings	1,760		39,651
MTN Group	4,104		78,998
Nedbank Group	1,290		28,362
Sasol	1,050		46,967
Tiger Brands	1,280		42,003
			351,421
South Korea—16.8%
BS Financial Group	2,430		26,237
Daelim Industrial	615		52,512
DGB Financial Group	2,970		39,282
Hana Financial Group	1,500		45,954
Hankook Tire	630	[b]	23,580
Hyundai Motor	634		143,751
KT	1,090		34,521
KT&G	622		47,402
Kukdo Chemical	400		17,491
Samsung Electronics	208		251,900
Youngone	2,096		69,306
			751,936

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Taiwan—9.3%
Asia Cement	147	186
CTCI	20,000	45,713
E.Sun Financial Holding	47,000	26,616
Hon Hai Precision Industry	37,400	117,379
Mega Financial Holding	73,080	56,343
Taiwan Semiconductor Manufacturing, ADR	10,839	171,473
		417,710
Thailand—7.2%
Airports of Thailand	13,900	35,901
Asian Property Development	138,240	40,646
Bangkok Bank	7,900	51,589
CP ALL	20,500	23,644
PTT	4,700	50,237
PTT Global Chemical	28,643	58,626
Siam Commercial Bank	5,300	29,014
Thanachart Capital	29,000	35,567
		325,224
Turkey—4.5%
Aselsan Elektronik Sanayi Ve Ticaret	4,040	14,611
Kardemir Karabuk Demir Celik
Sanayi ve Ticaret, Cl. D	32,470	21,138
Koza Altin Isletmeleri	1,110	23,840
Turk Telekomunikasyon	8,930	35,576
Turkiye Garanti Bankasi	8,090	33,760
Turkiye Halk Bankasi	3,560	27,731
Turkiye Is Bankasi, Cl. C	15,070	47,291
		203,947
United States—1.3%
iShares MSCI Emerging Markets Index Fund	1,390	57,449
Total Common Stocks
(cost $3,723,958)		4,308,710

12

Preferred Stocks—3.5%	Shares	Value ($)
Brazil
Bradespar	2,000	27,762
Cia de Bebidas das Americas	900	34,490
Cia de Saneamento de Minas Gerais	800	18,192
Vale	4,400	76,551
Total Preferred Stocks
(cost $135,885)		156,995
Total Investments (cost $3,859,843)	99.5%	4,465,705
Cash and Receivables (Net)	.5%	24,451
Net Assets	100.0%	4,490,156

ADR—American Depository Receipts
GDR—Global Depository Receipts

a Non-income producing security.
b The valuation of this security has been determined in good faith by management under the direction of the Board of
Trustees.At September 30, 2012, the value of this security amounted to $23,580 or 0.5% of net assets.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	22.9	Telecommunication Services	9.1
Information Technology	14.2	Consumer Staples	6.3
Energy	11.5	Utilities	2.5
Consumer Discretionary	10.6	Health Care	1.8
Materials	9.8	Exchange-Traded Funds	1.3
Industrial	9.5		99.5

† Based on net assets.
See notes to financial statements.

The Fund	13

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		3,859,843	4,465,705
Cash denominated in foreign currencies		17,187	17,234
Receivable for investment securities sold			60,727
Dividends receivable			4,549
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			5
Prepaid expenses			18,928
			4,567,148
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			12,829
Due to Administrator—Note 3(a)			365
Cash overdraft due to Custodian			19,964
Payable for investment securities purchased			18,029
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			5
Accrued expenses			25,800
			76,992
Net Assets ($)			4,490,156
Composition of Net Assets ($):
Paid-in capital			5,088,046
Accumulated distributions in excess of investment income—net			(11,818)
Accumulated net realized gain (loss) on investments			(1,191,999)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			605,927
Net Assets ($)			4,490,156

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	107,470	91,220	4,291,466
Shares Outstanding	5,434	4,806	218,971
Net Asset Value Per Share ($)	19.78	18.98	19.60

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended September 30, 2012

Investment Income ($):
Income:
Cash dividends (net of $14,832 foreign taxes withheld at source):
Unaffiliated issuers	135,655
Affiliated issuers	20
Total Income	135,675
Expenses:
Investment advisory fee—Note 3(a)	55,704
Custodian fees—Note 3(c)	56,912
Registration fees	38,468
Auditing fees	36,126
Prospectus and shareholders’ reports	12,635
Legal fees	7,003
Administration fees—Note 3(a)	5,064
Shareholder servicing costs—Note 3(c)	4,685
Distribution fees—Note 3(b)	826
Trustees’ fees and expenses—Note 3(d)	706
Interest expense—Note 2	137
Loan commitment fees—Note 2	69
Miscellaneous	19,895
Total Expenses	238,230
Less—reduction in expenses due to undertaking—Note 3(a)	(159,546)
Less—reduction in fees due to earnings credits—Note 3(c)	(3)
Net Expenses	78,681
Investment Income—Net	56,994
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(729,114)
Net realized gain (loss) on forward foreign currency exchange contracts	(10,982)
Net Realized Gain (Loss)	(740,096)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	1,673,311
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(1,157)
Net Unrealized Appreciation (Depreciation)	1,672,154
Net Realized and Unrealized Gain (Loss) on Investments	932,058
Net Increase in Net Assets Resulting from Operations	989,052

See notes to financial statements.

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2012	2011
Operations ($):
Investment income—net	56,994	129,678
Net realized gain (loss) on investments	(740,096)	3,308,227
Net unrealized appreciation
(depreciation) on investments	1,672,154	(5,001,113)
Net Increase (Decrease) in Net Assets
Resulting from Operations	989,052	(1,563,208)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(517)	(603)
Class C Shares	(200)	—
Class I Shares	(64,392)	(62,615)
Net realized gain on investments:
Class A Shares	(27,294)	—
Class C Shares	(33,777)	—
Class I Shares	(808,941)	—
Total Dividends	(935,121)	(63,218)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	25,691	172,455
Class C Shares	67,180	11,090
Class I Shares	298,380	189,858
Dividends reinvested:
Class A Shares	27,811	512
Class C Shares	33,977	—
Class I Shares	442,938	4,708
Cost of shares redeemed:
Class A Shares	(90,543)	(125,263)
Class C Shares	(151,101)	(73,795)
Class I Shares	(4,623,566)	(6,535,360)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(3,969,233)	(6,355,795)
Total Increase (Decrease) in Net Assets	(3,915,302)	(7,982,221)
Net Assets ($):
Beginning of Period	8,405,458	16,387,679
End of Period	4,490,156	8,405,458
Undistributed (distributions in excess of)
investment income—net	(11,818)	19,337

16

	Year Ended September 30,
	2012	2011
Capital Share Transactions:
Class A
Shares sold	1,195	6,009
Shares issued for dividends reinvested	1,572	18
Shares redeemed	(4,563)	(4,446)
Net Increase (Decrease) in Shares Outstanding	(1,796)	1,581
Class C
Shares sold	3,206	394
Shares issued for dividends reinvested	1,989	—
Shares redeemed	(7,794)	(2,766)
Net Increase (Decrease) in Shares Outstanding	(2,599)	(2,372)
Class I
Shares sold	15,131	6,684
Shares issued for dividends reinvested	25,412	169
Shares redeemed	(192,364)	(232,400)
Net Increase (Decrease) in Shares Outstanding	(151,821)	(225,547)

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Class A Shares	2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value, beginning of period	21.86	26.99	22.70	13.55
Investment Operations:
Investment income—net[b]	.07	.09	.17	.14
Net realized and unrealized
gain (loss) on investments	2.15	(5.14)	4.12	9.01
Total from Investment Operations	2.22	(5.05)	4.29	9.15
Distributions:
Dividends from investment income—net	(.08)	(.08)	—	—
Dividends from net realized
gain on investments	(4.22)	—	—	—
Total Distributions	(4.30)	(.08)	—	—
Net asset value, end of period	19.78	21.86	26.99	22.70
Total Return (%)[c]	12.48	(18.77)	18.85	67.60	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	5.55	3.66	3.69	11.21	[e]
Ratio of net expenses to average net assets	2.25	2.25	2.25	2.00	[e]
Ratio of net investment income
to average net assets	.36	.30	.71	1.56	[e]
Portfolio Turnover Rate	70.79	75.59	102.30	157.45
Net Assets, end of period ($ x 1,000)	107	158	152	25

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

18

		Year Ended September 30,
Class C Shares	2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value, beginning of period	21.23	26.36	22.62	13.55
Investment Operations:
Investment (loss)—net[b]	(.14)	(.16)	(.13)	(.03)
Net realized and unrealized
gain (loss) on investments	2.14	(4.97)	4.17	9.10
Total from Investment Operations	2.00	(5.13)	4.04	9.07
Distributions:
Dividends from investment income—net	(.03)	—	(.30)	—
Dividends from net realized
gain on investments	(4.22)	—	—	—
Total Distributions	(4.25)	—	(.30)	—
Net asset value, end of period	18.98	21.23	26.36	22.62
Total Return (%)[c]	11.63	(19.43)	17.95	66.94	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	5.79	3.92	4.18	3.80	[e]
Ratio of net expenses to average net assets	3.00	3.00	3.00	2.75	[e]
Ratio of net investment (loss)
to average net assets	(.69)	(.58)	(.57)	(.35)[e]
Portfolio Turnover Rate	70.79	75.59	102.30	157.45
Net Assets, end of period ($ x 1,000)	91	157	258	178

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund	19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
Class I Shares	2012	2011	2010	2009 [a]	2008
Per Share Data ($):
Net asset value, beginning of period	21.82	26.79	22.67	21.33	33.24
Investment Operations:
Investment income—net[b]	.24	.25	.18	.24	.35
Net realized and unrealized
gain (loss) on investments	2.10	(5.11)	4.26	2.21	(8.86)
Total from Investment Operations	2.34	(4.86)	4.44	2.45	(8.51)
Distributions:
Dividends from investment income—net	(.34)	(.11)	(.32)	(.26)	(.26)
Dividends from net realized
gain on investments	(4.22)	—	—	(.85)	(3.14)
Total Distributions	(4.56)	(.11)	(.32)	(1.11)	(3.40)
Net asset value, end of period	19.60	21.82	26.79	22.67	21.33
Total Return (%)	13.36	(18.27)	19.73	14.90	(28.51)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	4.66	2.83	3.07	3.50	2.74
Ratio of net expenses
to average net assets	1.50	1.50	1.50	1.43	1.45
Ratio of net investment income
to average net assets	1.19	.90	.75	1.43	1.21
Portfolio Turnover Rate	70.79	75.59	102.30	157.45	128
Net Assets, end of period ($ x 1,000)	4,291	8,090	15,978	16,585	15,328

a The fund commenced offering three classes of shares on March 31, 2009.The existing shares were redesignated as
Class I shares.
b Based on average shares outstanding at each month end.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Emerging Markets Core Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund.The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or shareholder services fee. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

22

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2012 in valuing the fund’s investments:

		Level 2—Other		Level 3—
	Level 1—	Significant		Significant
	Unadjusted	Observable		Unobservable
	Quoted Prices	Inputs		Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Foreign
Common Stocks†	4,227,681	23,580	††	—	4,251,261
Preferred Stocks†	156,995	—		—	156,995

24

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Exchange-Traded
Funds	57,449	—	—	57,449
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	5	—	5
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	(5)	—	(5)

†	See Statement of Investments for additional detailed categorizations.
††	Securities classified as Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.
††† Amount shown represents unrealized appreciation (depreciation) at period end.

At September 30, 2011, $6,413,509 of exchange traded foreign equity securities were classified as Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

resulting from changes in exchange rates. Foreign currency gains and losses on investments are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended September 30, 2012 were as follows:

Affiliated
Investment	Value			Value	Net
Company	9/30/2011 ($)	Purchases ($)	Sales ($)	9/30/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	13,098	1,780,659	1,793,757	—	—

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to com-

26

ply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2012, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $1,038,036 and unrealized appreciation $440,146.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2012.The fund has $699,710 of post-enactment short-term capital losses and $338,326 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2012 and September 30, 2011 were as follows: ordinary income $65,109 and $63,218 and long-term capital gains $870,012 and $0, respectively.

During the period ended September 30, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, passive foreign investment companies, net operating losses and capital gain taxes, the fund decreased accumulated undistributed investment income-net by $23,040, increased accumulated net realized gain (loss) on investments by $30,801 and decreased paid-in capital by $7,761. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition,ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments

28

and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the fund’s financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2012 was approximately $11,500, with a related weighted average annualized interest rate of 1.20%.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of 1.10% of the value of the fund’s average daily net assets and is payable monthly.The Manager had agreed, from October 1, 2011 through September 30, 2012, to waive receipt of its fees and/or assume the expenses of the fund, so that the direct expenses of Class A, Class C and Class I shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) did not exceed 2.00%, 2.00% and 1.50%, respectively, of the value of the

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

respective class’ average daily net assets.The manager has agreed from October 1, 2012 until February 1, 2014 to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of the fund (exclusive of certain expenses as described above) do not exceed 1.35% of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $159,546 during the period ended September 30, 2012.

The fund has an Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative and accounting services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as for related facilities and equipment.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $5,064 during the period ended September 30, 2012.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended September 30, 2012, Class C shares were charged $826 pursuant to the Distribution Plan.

30

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at the annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2012, Class A and Class C shares were charged $331 and $275, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2012, the fund was charged $1,059 for transfer agency services and $10 for cash management

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

services. Cash management fees were partially offset by earnings credits of $1. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2012 the fund was charged $56,912 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2012, the fund was charged $61 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $2.

During the period ended September 30, 2012, the fund was charged $8,384 for services performed by the Chief Compliance Officer and his staff.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $4,017, Rule 12b-1 Distribution Plan fees $55, Shareholder Services Plan fees $41, custodian fees $11,532, Chief Compliance Officer fees $1,991 and transfer agency fees $718, which are offset against an expense reimbursement currently in effect in the amount of $5,525.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to exceptions, including redemptions made through use of the fund’s

32

exchange privilege. During the period ended September 30, 2012, redemption fees charged and retained by the fund amounted to $153.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2012, amounted to $3,661,717 and $8,510,477, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended September 30, 2012 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at September 30, 2012:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales:
Brazilian Real,
Expiring
10/3/2012 [a]	20,261	9,997	9,995	2
Mexican New Peso,
Expiring:
10/1/2012 [a]	113,490	8,819	8,817	2
10/2/2012 [a]	49,693	3,861	3,860	1
Thai Baht,
Expiring:
10/1/2012 [b]	3,564	115	116	(1)
10/2/2012 [a]	33,541	1,087	1,090	(3)
10/3/2012 [a]	11,593	376	377	(1
Gross Unrealized
Appreciation				5
Gross Unrealized
Depreciation				(5)

Counterparties:
a	Citigroup
b	HSBC

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2012:

Average Market Value ($)
Forward contracts	23,365

At September 30, 2012, the cost of investments for federal income tax purposes was $4,025,622; accordingly, accumulated net unrealized appreciation on investments was $440,083, consisting of $788,696 gross unrealized appreciation and $348,613 gross unrealized depreciation.

34

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dreyfus/The Boston Company Emerging Markets Core Equity Fund:

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Emerging Markets Core Equity Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments as of September 30, 2012, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Emerging Markets Core Equity Fund as of September 30, 2012, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 28, 2012

The Fund	35

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries.The fund reports the maximum amount allowable but not less than $151,312 as income sourced from foreign countries for the fiscal year ended September 30, 2012 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $13,494 as taxes paid from foreign countries for the fiscal year ended September 30, 2012 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2012 calendar year with Form 1099-DIV which will be mailed in early 2013.Also, the fund reports the maximum amount allowable, but not less than $65,109 as ordinary income dividends paid during the fiscal year ended September 30, 2012 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. The fund reports the maximum amount allowable but not less than $4.2211 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

36

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
Francine J. Bovich (61)
Board Member (2011)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 31
———————
James M. Fitzgibbons (78)
Board Member (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)
No. of Portfolios for which Board Member Serves: 31
———————
Kenneth A. Himmel (66)
Board Member (2008)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

The Fund	37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Stephen J. Lockwood (65)
Board Member (2008)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (62)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 41
———————
Benaree Pratt Wiley (66)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 64
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

38

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

The Fund	39

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

40

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus/The Boston
Company Large Cap
Core Fund

ANNUAL REPORT September 30, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Important Tax Information
32	Proxy Results
33	Board Members Information
35	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Large Cap
Core Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus/The Boston Company Large Cap Core Fund covers the 12-month period from October 1, 2011, through September 30, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

     U.S. equities proved unusually volatile over the past year, as prices rose and fell according to investors’ changing expectations of global and domestic economic conditions.And while the pace of U.S. economic growth has been relatively consistent, it has progressed at about half the average rate achieved in prior recoveries. Overseas, Europe has remained under severe economic pressure due to a persistent debt crisis and austerity-oriented fiscal policies adopted by many governments. In Japan, a strengthening currency dampened export activity and economic growth. The emerging markets have posted a slower rate of growth, reducing demand for industrial commodities and other goods and services.

The sustained-but-subpar U.S. expansion appears likely to continue over the foreseeable future.Across the international markets though, on one hand the global economy has responded to a variety of stimulative measures, most notably aggressively accommodative monetary policies in most major markets. On the other hand, headwinds emanating from Europe and China may continue to weigh on economic growth and investor sentiment. Indeed, the ability of governments and economic policymakers to address these issues could go a long way toward shaping the 2013 market environment. As always, we urge you to speak regularly with your financial advisor to discuss how changing global economic conditions may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2011, through September 30, 2012, as provided by Sean P. Fitzgibbon and Jeffrey D. McGrew, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2012, Dreyfus/The Boston Company Large Cap Core Fund’s Class A shares produced a total return of 27.66%, Class C shares returned 26.70% and Class I shares returned 27.98%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a total return of 30.17% for the same period.2

Improving economic sentiment drove large-cap stocks higher during the reporting period.The fund produced lower returns than its benchmark, largely due to shortfalls early in the reporting period, when a long-term investment perspective proved relatively ineffective.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.The fund normally invests at least 80% of its assets in equity securities of large cap companies that appear to be undervalued relative to underlying business fundamentals.The fund currently considers large cap companies to be those with total market capitalizations, at the time of purchase, that are greater than the market capitalizations of companies in the bottom 5% of the capitalization range represented in the S&P 500 Index.The portfolio managers employ a core investment style that incorporates both growth and value criteria in managing the fund’s portfolio. The portfolio managers use a combination of quantitative and fundamental research to identify portfolio candidates.

Markets Reacted to Shifting Macroeconomic Developments

The reporting period began in the immediate aftermath of a major stock market decline. One credit-rating agency’s downgrade of long-term U.S. government debt, an intensifying debt crisis in Europe and inflation-fighting programs in China had triggered a flight away from risky assets. Fortunately, better U.S. economic data and new remedial measures from European policymakers sparked a rebound in October 2011, and U.S. equity markets stabilized during the fall.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

By the beginning of 2012, stocks were rallying amid domestic employment gains, a quantitative easing program in Europe and less restrictive monetary and fiscal policies in China. Investors grew more tolerant of risks, focusing more intently on company fundamentals. However, these positive influences were called into question during the spring, when U.S. employment gains slowed, measures designed to relieve fiscal pressures in Europe encountered resistance, and the Chinese economy remained sluggish. The summer saw the market rally resume amid more encouraging macroeconomic news, and the S&P 500 Index ended the reporting period with substantial gains.

Investors Favored Current Growth over Future Prospects

Although the fund participated substantially in the benchmark’s gains, relative performance was dampened by risk-averse market sentiment early in the reporting period, as investors focused on current earnings and largely disregarded factors suggesting robust future growth. Shortfalls were especially severe in the consumer staples sector, where Ralcorp Holdings encountered higher input costs. Unilever faltered due to economic weakness in Europe, as investors punished the stock despite the company’s robust presence in the emerging markets. Lorillard lost market share to larger tobacco producers.

In the information technology sector, a number of stocks succumbed to short-term selling pressure over the fall of 2011, and Amazon.com was hurt by elevated spending on capital improvements. In the health care sector, several holdings were punished by the market’s skepticism regarding rising procedure volumes, Baxter International suffered a setback in the approval of a new product, and Watson Pharmaceuticals was undermined by intensifying competitive pressures.

The fund achieved better results in the consumer discretionary sector. CBS enjoyed increased syndication and rebroadcast opportunities from highly rated programming. Michael Kors Holdings expanded its retail presence and reported better-than-expected earnings. Melco Crown Entertainment rebounded as concerns ebbed regarding its casino operations in China. Cabela’s took advantage of robust retail demand for sporting goods and apparel. In the industrials sector,Cooper Industries and Thomas & Betts received acquisition offers at premiums to their stock prices at the time. General Electric successfully streamlined its financial services division and posted strong results from traditional businesses. Cummins advanced as truck sales recovered.

4

Among materials producers, lack of exposure to metals-and-mining companies helped the fund avoid a weak industry group, while chemicals producers such as LyondellBasell Industries benefited from lower input costs. In other areas, Apple represented the fund’s top individual performer due to the popularity of its smart-phones and tablet computers, and National-Oilwell Varco proved well positioned to support energy producers as they resume and expand offshore drilling activity, as we help them comply with stricter safety regulations.

Maintaining a Constructive Investment Posture

Although macroeconomic uncertainties remain over the near term, we are optimistic about the longer term prospects for large-cap stocks. Low interest rates and accommodative monetary policies are expected to keep the U.S. and global economies growing, but at a relatively moderate pace. In this environment, our research intensive investment process has identified a number of opportunities among health care and information technology companies, but the fund held no positions in the utilities sector as of the reporting period’s end.

October 15, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2013, at which The
Dreyfus Corporation does not intend to continue this expense limitation. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain
distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of
U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s
Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus/The Boston Company Large Cap Core Fund on 9/30/02 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged Index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/12

	Inception
	Date	1 Year	5 Years		10 Years
Class A shares
with maximum sales charge (5.75%)	3/31/09	20.32%	–1.33	%††	6.80	%††
without sales charge	3/31/09	27.66%	–0.16	%††	7.43	%††
Class C shares
with applicable redemption charge †	3/31/09	25.70%	–0.67	%††	7.15	%††
without redemption	3/31/09	26.70%	–0.67	%††	7.15	%††
Class I shares	1/31/91	27.98%	0.03%		7.53%
Standard & Poor’s 500
Composite Stock Price Index		30.17%	1.05%		8.01%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Large Cap Core Fund from April 1, 2012 to September 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.80	$9.57	$4.54
Ending value (after expenses)	$1,017.90	$1,013.90	$1,019.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.81	$9.57	$4.55
Ending value (after expenses)	$1,019.25	$1,015.50	$1,020.50

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C, and .90%
for Class I, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

September 30, 2012

Common Stocks—100.0%	Shares		Value ($)
Automobiles & Components—1.1%
Delphi Automotive	5,620		174,220
Banks—2.7%
Wells Fargo & Co.	12,750		440,258
Capital Goods—5.7%
Eaton	3,930		185,732
General Electric	26,590		603,859
Tyco International	2,477		139,356
			928,947
Commercial & Professional Services—.8%
Robert Half International	4,620		123,031
Consumer Durables & Apparel—.9%
PVH	1,640		153,701
Diversified Financials—10.2%
Affiliated Managers Group	1,778	[a]	218,694
American Express	4,240		241,086
Ameriprise Financial	3,790		214,855
Bank of America	13,710		121,059
Capital One Financial	2,950		168,179
Discover Financial Services	3,850		152,961
IntercontinentalExchange	1,300	[a]	173,433
JPMorgan Chase & Co.	2,230		90,270
Moody’s	4,580		202,299
T. Rowe Price Group	1,450		91,785
			1,674,621
Energy—12.8%
Anadarko Petroleum	2,820		197,174
Apache	1,530		132,299
Chevron	4,932		574,874
Ensco, Cl. A	3,590		195,870
EOG Resources	1,920		215,136
National Oilwell Varco	5,610		449,417
Occidental Petroleum	1,830		157,490
TransCanada	3,880		176,540
			2,098,800

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Exchange-Traded Funds—.7%
Standard & Poor’s Depository
Receipts S&P 500 ETF Trust	820		118,055
Food, Beverage & Tobacco—7.2%
Dean Foods	3,940	[a]	64,419
Dr. Pepper Snapple Group	1,810		80,599
Philip Morris International	5,710		513,557
Unilever, ADR	14,180		517,854
			1,176,429
Health Care Equipment & Services—4.9%
Cigna	2,330		109,906
Covidien	5,557		330,197
McKesson	1,450		124,744
Zimmer Holdings	3,400		229,908
			794,755
Insurance—1.5%
American International Group	3,480	[a]	114,109
Chubb	1,780		135,778
			249,887
Materials—2.8%
LyondellBasell Industries, Cl. A	3,900		201,474
Monsanto	2,730		248,485
			449,959
Media—2.9%
CBS, Cl. B	3,430		124,612
Walt Disney	6,810		356,027
			480,639
Pharmaceuticals, Biotech &
Life Sciences—10.9%
Johnson & Johnson	4,060		279,775
Merck & Co.	10,340		466,334

10

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Pfizer	24,100		598,885
Sanofi, ADR	10,050		432,753
			1,777,747
Real Estate—1.8%
American Tower	1,660		118,507
CBRE Group, Cl. A	9,930	[a]	182,811
			301,318
Retailing—3.7%
Cabela’s	2,520	[a]	137,794
Dollar General	4,340	[a]	223,684
Foot Locker	6,750		239,625
			601,103
Semiconductors & Semiconductor
Equipment—1.6%
Skyworks Solutions	10,900	[a]	256,859
Software & Services—7.0%
Alliance Data Systems	1,430	[a]	202,988
Cognizant Technology Solutions, Cl. A	2,890	[a]	202,069
International Business Machines	1,440		298,728
Oracle	8,890		279,946
VMware, Cl. A	1,580	[a]	152,849
			1,136,580
Technology Hardware & Equipment—13.7%
Apple	1,980		1,321,175
Ciena	11,950	[a]	162,520
EMC	9,540	[a]	260,156
QUALCOMM	6,140		383,689
Vishay Intertechnology	10,780	[a]	105,967
			2,233,507

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Telecommunication Services—3.4%
AT&T	14,740	555,698
Transportation—3.7%
FedEx	2,870	242,859
JB Hunt Transport Services	2,650	137,906
Union Pacific	1,900	225,530
		606,295
Total Investments (cost $14,336,693)	100.0%	16,332,409
Cash and Receivables (Net)	.0%	4,143
Net Assets	100.0%	16,336,552

ADR—American Depository Receipts
a Non-income producing security.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Technology Hardware & Equipment	13.7	Media	2.9
Energy	12.8	Materials	2.8
Pharmaceuticals,		Banks	2.7
Biotech & Life Sciences	10.9	Real Estate	1.8
Diversified Financials	10.2	Semiconductors &
Food, Beverage & Tobacco	7.2	Semiconductor Equipment	1.6
Software & Services	7.0	Insurance	1.5
Capital Goods	5.7	Automobiles & Components	1.1
Health Care Equipment & Services	4.9	Consumer Durables & Apparel	.9
Retailing	3.7	Commercial & Professional Services	.8
Transportation	3.7	Exchange-Traded Funds	.7
Telecommunication Services	3.4		100.0

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		14,336,693	16,332,409
Receivable for investment securities sold			220,124
Dividends receivable			22,651
Receivable for shares of Beneficial Interest subscribed			968
Prepaid expenses			16,680
			16,592,832
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			8,058
Due to Administrator—Note 3(a)			817
Cash overdraft due to Custodian			111,296
Payable for investment securities purchased			80,328
Payable for shares of Beneficial Interest redeemed			15,000
Accrued expenses			40,781
			256,280
Net Assets ($)			16,336,552
Composition of Net Assets ($):
Paid-in capital			23,874,969
Accumulated undistributed investment income—net			195,008
Accumulated net realized gain (loss) on investments			(9,729,141)
Accumulated net unrealized appreciation
(depreciation) on investments			1,995,716
Net Assets ($)			16,336,552

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	393,577	27,559	15,915,416
Shares Outstanding	10,508	739	422,793
Net Asset Value Per Share ($)	37.45	37.29	37.64

See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Year Ended September 30, 2012

Investment Income ($):
Income:
Cash dividends (net of $4,599 foreign taxes withheld at source):
Unaffiliated issuers	385,996
Affiliated issuers	286
Total Income	386,282
Expenses:
Investment advisory fee—Note 3(a)	105,081
Registration fees	38,586
Auditing fees	33,217
Shareholder servicing costs—Note 3(c)	21,020
Prospectus and shareholders’ reports	12,900
Administration fee—Note 3(a)	12,610
Legal fees	9,370
Custodian fees—Note 3(c)	2,920
Trustees’ fees and expenses—Note 3(d)	2,511
Interest expense—Note 2	491
Distribution fees—Note 3(b)	190
Loan commitment fees—Note 2	61
Miscellaneous	18,845
Total Expenses	257,802
Less—reduction in expenses due to undertaking—Note 3(a)	(67,036)
Less—reduction in fees due to earnings credits—Note 3(c)	(4)
Net Expenses	190,762
Investment Income—Net	195,520
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,179,697
Net unrealized appreciation (depreciation) on investments	3,079,989
Net Realized and Unrealized Gain (Loss) on Investments	5,259,686
Net Increase in Net Assets Resulting from Operations	5,455,206

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2012	2011
Operations ($):
Investment income—net	195,520	251,048
Net realized gain (loss) on investments	2,179,697	4,372,021
Net unrealized appreciation
(depreciation) on investments	3,079,989	(4,756,534)
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,455,206	(133,465)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(2,758)	(447)
Class I Shares	(227,706)	(275,220)
Total Dividends	(230,464)	(275,667)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	53,331	318,243
Class C Shares	—	22,020
Class I Shares	1,728,011	4,188,092
Dividends reinvested:
Class A Shares	2,530	339
Class I Shares	183,602	195,227
Cost of shares redeemed:
Class A Shares	(16,721)	(29,950)
Class C Shares	—	(13,242)
Class I Shares	(13,672,731)	(12,764,826)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(11,721,978)	(8,084,097)
Total Increase (Decrease) in Net Assets	(6,497,236)	(8,493,229)
Net Assets ($):
Beginning of Period	22,833,788	31,327,017
End of Period	16,336,552	22,833,788
Undistributed investment income—net	195,008	229,952

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2012	2011
Capital Share Transactions:
Class A
Shares sold	1,449	8,911
Shares issued for dividends reinvested	82	10
Shares redeemed	(530)	(979)
Net Increase (Decrease) in Shares Outstanding	1,001	7,942
Class C
Shares sold	—	621
Shares redeemed	—	(367)
Net Increase (Decrease) in Shares Outstanding	—	254
Class I
Shares sold	50,578	119,747
Shares issued for dividends reinvested	5,983	5,778
Shares redeemed	(391,436)	(362,891)
Net Increase (Decrease) in Shares Outstanding	(334,875)	(237,366)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Class A Shares	2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value, beginning of period	29.64	31.35	27.93	20.60
Investment Operations:
Investment income—net[b]	.25	.24	.16	.09
Net realized and unrealized
gain (loss) on investments	7.87	(1.73)	3.35	7.43
Total from Investment Operations	8.12	(1.49)	3.51	7.52
Distributions:
Dividends from investment income—net	(.31)	(.22)	(.09)	(.19)
Net asset value, end of period	37.45	29.64	31.35	27.93
Total Return (%)[c]	27.66	(4.83)	12.58	36.67	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.47	1.76	1.43	4.43	[e]
Ratio of net expenses to average net assets	1.15	1.15	1.15	1.15	[e]
Ratio of net investment income
to average net assets	.72	.67	.53	.74	[e]
Portfolio Turnover Rate	82.52	85.58	82.28	116.21
Net Assets, end of period ($ x 1,000)	394	282	49	16

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
Class C Shares	2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value, beginning of period	29.44	31.14	27.87	20.60
Investment Operations:
Investment income (loss)—net[b]	(.01)	(.05)	(.06)	.00	[c]
Net realized and unrealized
gain (loss) on investments	7.86	(1.65)	3.33	7.41
Total from Investment Operations	7.85	(1.70)	3.27	7.41
Distributions:
Dividends from investment income—net	—	—	—	(.14)
Net asset value, end of period	37.29	29.44	31.14	27.87
Total Return (%)[d]	26.70	(5.49)	11.73	36.16	[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.79	2.28	2.40	3.45	[f]
Ratio of net expenses to average net assets	1.90	1.90	1.90	1.90	[f]
Ratio of net investment income
(loss) to average net assets	(.04)	(.15)	(.19)	.01	[f]
Portfolio Turnover Rate	82.52	85.58	82.28	116.21
Net Assets, end of period ($ x 1,000)	28	22	15	14

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.

See notes to financial statements.

18

		Year Ended September 30,
Class I Shares	2012	2011	2010	2009 [a]	2008
Per Share Data ($):
Net asset value, beginning of period	29.74	31.42	27.95	30.39	43.28
Investment Operations:
Investment income—net[b]	.32	.29	.24	.34	.43
Net realized and unrealized
gain (loss) on investments	7.92	(1.69)	3.35	(2.38)	(9.32)[c]
Total from Investment Operations	8.24	(1.40)	3.59	(2.04)	(8.89)
Distributions:
Dividends from investment income—net	(.34)	(.28)	(.12)	(.40)	(.53)
Dividends from net realized
gain on investments	—	—	—	—	(3.47)
Total Distributions	(.34)	(.28)	(.12)	(.40)	(4.00)
Net asset value, end of period	37.64	29.74	31.42	27.95	30.39
Total Return (%)	27.98	(4.56)	12.87	(6.43)	(22.41)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.22	1.23	1.23	1.23	.84
Ratio of net expenses
to average net assets	.90	.90	.90	.91	.84
Ratio of net investment income
to average net assets	.93	.86	.81	1.43	1.17
Portfolio Turnover Rate	82.52	85.58	82.28	116.21	61
Net Assets, end of period ($ x 1,000)	15,915	22,530	31,263	34,562	59,996

a The fund commenced offering three classes of shares on March 31, 2009.The existing shares were redesignated as
Class I shares.
b Based on average shares outstanding at each month end.
c Amount included litigation proceeds received by the fund amounting to $.02 per share for the year ended
September 30, 2008.

See notes to financial statements.

The Fund	19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Large Cap Core Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund.The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, and Class I. Class A and Class C shares are sold primarily to retail investors through intermediaries and bear a distribution fee and/or shareholder services fee. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (includingThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

20

As of September 30, 2012, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 485 Class C shares of the fund.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

22

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic
Common Stocks†	14,891,337	—	—	14,891,337
Equity Securities—Foreign
Common Stocks†	1,323,017	—	—	1,323,017
Exchange-Traded Funds	118,055	—	—	118,055
† See Statement of Investments for additional detailed categorizations.

At September 30, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended September 30, 2012 were as follows:

Affiliated
Investment	Value				Value	Net
Company	9/30/2011	($)	Purchases ($)	Sales ($)	9/30/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	430,248		9,087,360	9,517,608	—	—

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

24

As of and during the period ended September 30, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $195,008, accumulated capital losses $9,717,509 and unrealized appreciation $1,984,084.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2012. If not applied, $201,772 of the carryover expires in fiscal year 2017 and $9,515,737 expires in fiscal year 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2012 and September 30, 2011 were as follows: ordinary income $230,464 and $275,667, respectively.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2012 was approximately $41,300 with a related weighted average annualized interest rate of 1.19%.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

The Manager had agreed, until the liquidation date, on or about January 25, 2013, to waive receipt of its fees and/or assume the expenses of the fund so that the fund’s total operating expenses (excluding Rule 12b-1 distribution plan fees, shareholder services fees, taxes, interest expense, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed .90% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $67,036 during the period ended September 30, 2012.

The fund has an Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative and accounting services for the fund.The fund has agreed

26

to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as for related facilities and equipment.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services.The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $12,610 during the period ended September 30, 2012.

During the period ended September 30, 2012, the Distributor retained $126 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended September 30, 2012, Class C shares were charged $190 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at the annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2012, Class A and Class C shares were charged $811 and $63, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of thoseTrustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2012, the fund was charged $1,163 for transfer agency services and $14 for cash management services. Cash management fees were partially offset by earnings credits of $2.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2012, the fund was charged $2,920 pursuant to the custody agreement.

28

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2012, the fund was charged $82 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $2.

During the period ended September 30, 2012, the fund was charged $8,384 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $6,812, Distribution Plan fees $17, Shareholder Services Plan fees $87, custodian fees $2,541, Chief Compliance Officer fees $1,991 and transfer agency fees $2,893, which are offset against an expense reimbursement currently in effect in the amount of $6,283.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2012, amounted to $17,108,713 and $28,633,655, respectively.

At September 30, 2012, the cost of investments for federal income tax purposes was $14,348,325; accordingly, accumulated net unrealized appreciation on investments was $1,984,084, consisting of $2,320,061 gross unrealized appreciation and $335,977 gross unrealized depreciation.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 5—Plan of Liquidation:

On July 27, 2012, the Board approved a Plan of Liquidation (the “Plan”), which was approved by the fund’s shareholders on November 15, 2012. The Plan provides for the liquidation of the fund, the pro rata distribution of the assets of the fund to its shareholders and the closing of fund shareholder accounts (the “Liquidation”).The Liquidation of the fund will occur on or about January 25, 2013. Accordingly, effective August 9, 2012, the fund will be closed to any investments for new accounts.

30

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dreyfus/The Boston Company Large Cap Core Fund:

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Large Cap Core Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments as of September 30, 2012, and the related statement of operations for the year ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Large Cap Core Fund as of September 30, 2012, and the results of its operations for the year ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 28, 2012

The Fund	31

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $230,464 as ordinary income dividends paid during the year ended September 30, 2012 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended September 30, 2012 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

PROXY RESULTS (Unaudited)

The Trust held a special meeting of shareholders on November 15, 2012. The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For	Authority Withheld	Abstain
To approve a plan of liquidation
pursuant to which the fund’s assets
will be liquidated, known liabilities
satisfied and remaining proceeds
distributed pro rata to fund shareholders.	222,979	847	44,306

32

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
Francine J. Bovich (61)
Board Member (2011)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 31
———————
James M. Fitzgibbons (78)
Board Member (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)
No. of Portfolios for which Board Member Serves: 31
———————
Kenneth A. Himmel (66)
Board Member (2008)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

The Fund	33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Stephen J. Lockwood (65)
Board Member (2008)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (62)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 41
———————
Benaree Pratt Wiley (66)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 64
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

34

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director– Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

The Fund	35

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

36

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus/The Boston
Company Small Cap
Growth Fund

ANNUAL REPORT September 30, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Important Tax Information
29	Board Members Information
31	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Small Cap
Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus/The Boston Company Small Cap Growth Fund covers the 12-month period from October 1, 2011, through September 30, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. equities proved unusually volatile over the past year, as prices rose and fell according to investors’ changing expectations of global and domestic economic conditions.And while the pace of U.S. economic growth has been relatively consistent, it has progressed at about half the average rate achieved in prior recoveries. Overseas, Europe has remained under severe economic pressure due to a persistent debt crisis and austerity-oriented fiscal policies adopted by many governments. In Japan, a strengthening currency dampened export activity and economic growth. The emerging markets have posted a slower rate of growth, reducing demand for industrial commodities and other goods and services.

The sustained-but-subpar U.S. expansion appears likely to continue over the foreseeable future.Across the international markets though, on one hand the global economy has responded to a variety of stimulative measures, most notably aggressively accommodative monetary policies in most major markets. On the other hand, headwinds emanating from Europe and China may continue to weigh on economic growth and investor sentiment. Indeed, the ability of governments and economic policymakers to address these issues could go a long way toward shaping the 2013 market environment. As always, we urge you to speak regularly with your financial advisor to discuss how changing global economic conditions may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2011, through September 30, 2012, as provided by B. Randall Watts and P. Hans Von Der Luft, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2012, Dreyfus/The Boston Company Small Cap Growth Fund produced a total return of 30.86%.1 In comparison, the fund’s benchmark, the Russell 2000 Growth Index (the “Index”), produced a total return of 31.18% for the same period.2

Improving economic sentiment drove small-cap stocks higher as market declines during the spring of 2012 were more than offset by gains at other times of the reporting period. The fund produced a slightly lower return than its benchmark, largely due to relative underperformance within the Information Technology, Financials and Healthcare sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap U.S. companies with total market capitalizations, at the time of purchase, equal to or less than that of the largest company in the Index.When choosing stocks, we seek to identify high-quality, small-cap companies that are experiencing or are expected to experience rapid current or expected earnings or revenue growth. We employ fundamental research to identify companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth.We also may invest in companies that our research indicates will experience accelerating revenues and expanding operating margins.

Markets Reacted to Shifting Macroeconomic Developments

The reporting period began in the immediate wake of a major stock market decline. One credit-rating agency’s downgrade of long-term U.S. government debt, an intensifying debt crisis in Europe and inflation-fighting programs in China had triggered a flight away from stocks and other risky assets. Fortunately, better U.S. economic data and new remedial measures from European and Chinese policymakers sparked a rebound in October 2011, and U.S. equity markets stabilized during the fall.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

By the beginning of 2012, U.S. stocks were rallying amid domestic employment gains, a quantitative easing program in Europe and less restrictive monetary and fiscal policies in China. Investors grew more tolerant of risks, focusing more intently on company fundamentals and less on macroeconomic news. However, these positive influences were called into question during the spring, when U.S. employment gains slowed, measures designed to relieve fiscal pressures in Europe encountered resistance, and the Chinese economy remained sluggish.The summer saw the market rally resume amid more encouraging macroeconomic news, and the Russell 2000 Growth Index ended the reporting period with substantial gains.

Security Selection Strategies Enhanced Returns

The fund’s investment approach proved effective within the consumer discretionary sector, which generated especially attractive results as movie studio Lions Gate Entertainment broke box office records with its Hunger Games release. Apparel maker Oxford Industries expanded its branded stores to Asia, and a mild U.S. winter created a more positive backdrop for its warm weather brands. Mattress seller Select Comfort reported better-than-expected earnings stemming from improved marketing and merchandising initiatives, and the company raised the future guidance it provides to analysts.

In the consumer staples sector, beauty products purveyor Elizabeth Arden acquired licenses to market fragrances named for popular entertainers, and healthy foods distributor United Natural Foods achieved strong execution on a major contract in a fast-growing category of the grocery industry.Among energy companies, Gulfport Energy saw solid production growth from domestic natural gas drilling, while Oil States International encountered greater demand from projects in Canada and Australia. Finally, Brigham Exploration agreed to be acquired by a larger rival at a premium to its stock price at the time.

Disappointments during the reporting period included the information technology sector, as digital advertising specialist Marchex, Cl. B reported quarterly earnings that fell short of analysts’ expectations. Semiconductor manufacturer Vishay Intertechnology also missed earning targets, mainly due to weakening demand in Asia. Printed circuit boards provider TTM Technologies also struggled with headwinds emanating from Asia as well as higher facilities-related costs. In the financials sector, pawn broker First Cash Financial Services stumbled amid slowing growth in Mexico.

4

Results in the health care sector were undermined by eye care specialist The Cooper Companies, which was pressured by safety recalls affecting its products, and medical information systems provider Allscripts Healthcare Solutions, which struggled with legal issues and changes to a key contract.

Maintaining a Constructive Investment Posture

Although macroeconomic uncertainties remain over the near term, we are optimistic about the longer term prospects for small-cap stocks. Lower interest rates and reduced borrowing costs for businesses, consumers and homebuyers are expected to further stimulate economic growth; however this will likely occur at a more modest pace relative to the first two rounds of easing. Despite the Fed’s accommodative actions, we continue to face many of the same headwinds that have persisted throughout the year: weak employment trends, uncertainty surrounding the November elections, and future fiscal policy. Businesses appear to remain reluctant to spend in the face of these issues. The lack of confidence has contained additional hiring, capital expenditures, etc. while cash continues to build on company balance sheets.Although macro headline risks may continue to cause near-term market volatility, we continue to utilize a long-term view and remain focused on the strategy’s disciplined research-driven investment approach.

October 15, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories.They also tend to be less liquid than larger company stocks.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s return reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through July 31, 2012. Had these expenses not been absorbed, the fund’s return would have been lower.
2 SOURCE: LIPPER INC. — The Russell 2000 Growth Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 9/30/12
	1 Year	5 Years	10 Years
Class I shares	30.86%	0.78%	9.56%
Russell 2000 Growth Index	31.18%	2.96%	10.55%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class I shares of Dreyfus/The Boston Company Small Cap Growth Fund on 9/30/02 to a $10,000 investment made in the Russell 2000 Growth Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses.The Index is an unmanaged index that measures the performance of those Russell 2000 companies (the 2,000 smallest companies in the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small Cap Growth Fund from April 1, 2012 to September 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2012

Expenses paid per $1,000†	$4.93
Ending value (after expenses)	$1,031.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2012

Expenses paid per $1,000†	$4.90
Ending value (after expenses)	$1,020.15

† Expenses are equal to the fund’s annualized expense ratio of .97% for Class I, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

The Fund	7

STATEMENT OF INVESTMENTS

September 30, 2012

Common Stocks—98.2%	Shares		Value ($)
Automobiles & Components—1.1%
Drew Industries	23,240	[a]	702,080
Thor Industries	20,730		752,914
			1,454,994
Banks—1.2%
Oritani Financial	45,240		680,862
Prosperity Bancshares	21,920		934,230
			1,615,092
Capital Goods—9.7%
Applied Industrial Technologies	15,350		635,950
Beacon Roofing Supply	45,760	[a]	1,304,160
Crane	26,980		1,077,311
EMCOR Group	42,460		1,211,808
Foster Wheeler	65,010	[a]	1,557,640
Hexcel	63,190	[a]	1,517,824
Middleby	8,320	[a]	962,125
MRC Global	72,350	[b]	1,779,086
Teledyne Technologies	25,355	[a]	1,607,253
Triumph Group	20,820		1,301,875
			12,955,032
Commercial & Professional Services—3.2%
Corporate Executive Board	27,371		1,467,907
Encore Capital Group	20,710	[a]	585,265
Exponent	12,570	[a]	717,621
InnerWorkings	13,740	[a]	178,895
RPX	45,850	[a]	513,978
TrueBlue	48,380	[a]	760,534
			4,224,200
Consumer Durables & Apparel—4.2%
Jarden	19,670		1,039,363
La-Z-Boy	37,020	[a]	541,603
Oxford Industries	33,760		1,905,752
SodaStream International	34,340	[a,b]	1,345,098
Steven Madden	18,200	[a]	795,704
			5,627,520

8

Common Stocks (continued)	Shares		Value ($)
Consumer Services—5.6%
BJ’s Restaurants	19,570	[a,b]	887,499
Bloomin’ Brands	64,480		1,060,696
Buffalo Wild Wings	13,940	[a]	1,195,216
Cheesecake Factory	31,140		1,113,255
Papa John’s International	15,190	[a]	811,298
Shuffle Master	43,880	[a]	693,743
Six Flags Entertainment	30,120		1,771,056
			7,532,763
Energy—6.2%
Dril-Quip	23,150	[a]	1,664,022
Exterran Holdings	13,500	[a]	273,780
Gulfport Energy	55,310	[a]	1,728,991
Oasis Petroleum	56,880	[a,b]	1,676,254
Oil States International	14,460	[a]	1,148,992
OYO Geospace	7,810	[a]	956,022
PDC Energy	25,690	[a]	812,575
			8,260,636
Exchange-Traded Funds—4.1%
iShares Russell 2000 Growth Index Fund	57,140	[b]	5,463,155
Food & Staples Retailing—3.5%
Casey’s General Stores	27,420		1,566,779
Chefs’ Warehouse Holdings	33,190	[a]	543,652
Harris Teeter Supermarkets	28,690		1,114,320
United Natural Foods	24,320	[a]	1,421,504
			4,646,255
Food, Beverage & Tobacco—.6%
Smart Balance	71,020	[a]	857,922
Health Care Equipment &
Services—9.2%
ABIOMED	49,210	[a,b]	1,032,918
Acadia Healthcare	46,030	[a]	1,097,815
Accuray	91,060	[a]	644,705
Air Methods	8,960	[a]	1,069,555
Analogic	12,590		984,160

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment &
Services (continued)
Catamaran	26,573	[a]	2,603,357
Centene	24,420	[a]	913,552
HMS Holdings	39,430	[a]	1,318,145
Merit Medical Systems	67,270	[a]	1,004,341
Natus Medical	60,060	[a]	784,984
WellCare Health Plans	15,510	[a]	877,091
			12,330,623
Household & Personal Products—2.5%
Elizabeth Arden	34,270	[a]	1,618,915
Inter Parfums	96,710		1,769,793
			3,388,708
Materials—2.6%
Allied Nevada Gold	26,870	[a]	1,049,542
Haynes International	15,870		827,620
Innophos Holdings	17,660		856,333
KapStone Paper and Packaging	33,810	[a]	757,006
			3,490,501
Media—2.0%
DreamWorks Animation SKG, Cl. A	66,720	[a,b]	1,283,026
Lions Gate Entertainment	94,170	[a,b]	1,437,976
			2,721,002
Pharmaceuticals, Biotech & Life Sciences—13.0%
Affymax	37,750	[a]	795,015
Alexion Pharmaceuticals	18,630	[a]	2,131,272
Alkermes	70,510	[a]	1,463,082
Alnylam Pharmaceuticals	44,810	[a,b]	841,980
ARIAD Pharmaceuticals	54,840	[a]	1,328,499
Charles River Laboratories International	7,330	[a]	290,268
Cubist Pharmaceuticals	36,140	[a]	1,723,155
Exact Sciences	55,820	[a]	614,578
Incyte	26,340	[a,b]	475,437
Jazz Pharmaceuticals	20,840	[a]	1,188,088
Nektar Therapeutics	120,750	[a,b]	1,289,610

10

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech & Life Sciences (continued)
NPS Pharmaceuticals	68,110	[a]	630,017
Onyx Pharmaceuticals	21,240	[a]	1,794,780
Pharmacyclics	22,880	[a,b]	1,475,760
Salix Pharmaceuticals	13,080	[a]	553,807
Vivus	41,680	[a,b]	742,738
			17,338,086
Real Estate—2.9%
Hudson Pacific Properties	56,000	[c]	1,036,000
LaSalle Hotel Properties	35,220	[c]	940,022
Mid-America Apartment Communities	18,150	[c]	1,185,377
Zillow, Cl. A	16,180	[a,b]	682,472
			3,843,871
Retailing—5.9%
Asbury Automotive Group	30,770	[a]	860,021
Finish Line, Cl. A	58,820		1,337,567
Lumber Liquidators Holdings	18,730	[a,b]	949,236
Rent-A-Center	55,590		1,950,097
Select Comfort	46,710	[a]	1,473,700
Tilly’s, Cl. A	33,950		622,304
Tractor Supply	6,580		650,696
			7,843,621
Semiconductors & Semiconductor
Equipment—3.2%
ATMI	58,660	[a]	1,089,316
Entegris	77,920	[a]	633,490
Micrel	66,380		691,680
PMC-Sierra	109,100	[a]	615,324
Silicon Image	277,230	[a]	1,272,486
			4,302,296
Software & Services—8.8%
ExlService Holdings	41,380	[a]	1,220,710
Jive Software	123,060	[b]	1,933,273
LogMeIn	32,010	[a]	717,984
MAXIMUS	30,050		1,794,586

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
Mentor Graphics	125,120	[a]	1,936,858
Millennial Media	67,350	[b]	966,472
Qualys	55,880	[a]	791,261
Responsys	143,690	[a]	1,469,949
SolarWinds	17,861	[a]	995,572
			11,826,665
Technology Hardware & Equipment—6.5%
Arris Group	97,600	[a]	1,248,304
Aruba Networks	119,410	[a,b]	2,684,934
NETGEAR	50,700	[a]	1,933,698
RADWARE	28,870	[a]	1,039,897
TTM Technologies	72,670	[a]	685,278
Vishay Intertechnology	106,020	[a]	1,042,177
			8,634,288
Transportation—2.2%
Allegiant Travel	10,290	[a]	651,974
Con-way	26,480		724,758
Forward Air	32,420		985,892
Werner Enterprises	28,770		614,815
			2,977,439
Total Common Stocks
(cost $106,588,442)			131,334,669

Other Investment—2.0%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,628,913)	2,628,913	[d]	2,628,913

12

Investment of Cash Collateral
for Securities Loaned—17.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $23,648,554)	23,648,554 [d]	23,648,554
Total Investments (cost $132,865,909)	117.9%	157,612,136
Liabilities, Less Cash and Receivables	(17.9%)	(23,920,361)
Net Assets	100.0%	133,691,775

a Non-income producing security.
b Security, or portion thereof, on loan.At September 30, 2012, the value of the fund’s securities on loan was
$22,861,671 and the value of the collateral held by the fund was $23,648,554.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Money Market Investments	19.7	Commercial & Professional Services	3.2
Pharmaceuticals, Biotech &		Semiconductors &
Life Sciences	13.0	Semiconductor Equipment	3.2
Capital Goods	9.7	Real Estate	2.9
Health Care Equipment & Services	9.2	Materials	2.6
Software & Services	8.8	Household & Personal Products	2.5
Technology Hardware & Equipment	6.5	Transportation	2.2
Energy	6.2	Media	2.0
Retailing	5.9	Banks	1.2
Consumer Services	5.6	Automobiles & Components	1.1
Consumer Durables & Apparel	4.2	Food, Beverage & Tobacco	.6
Exchange-Traded Funds	4.1
Food & Staples Retailing	3.5		117.9

† Based on net assets.
See notes to financial statements.

The Fund	13

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $22,861,671)—Note 1(b):
Unaffiliated issuers	106,588,442	131,334,669
Affiliated issuers	26,277,467	26,277,467
Cash		16,343
Receivable for investment securities sold		2,281,711
Dividends and securities lending income receivable		63,296
Receivable for shares of Beneficial Interest subscribed		44,610
Prepaid expenses		11,962
		160,030,058
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		106,818
Due to Adminstrator—Note 3(a)		14,229
Liability for securities on loan—Note 1(b)		23,648,554
Payable for investment securities purchased		2,375,156
Payable for shares of Beneficial Interest redeemed		134,824
Accrued expenses		58,702
		26,338,283
Net Assets ($)		133,691,775
Composition of Net Assets ($):
Paid-in capital		97,873,792
Accumulated undistributed investment income—net		10,993
Accumulated net realized gain (loss) on investments		11,060,763
Accumulated net unrealized appreciation
(depreciation) on investments		24,746,227
Net Assets ($)		133,691,775
Class I Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		2,207,269
Net Asset Value, offering and redemption price per share ($)		60.57

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended September 30, 2012

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	727,695
Affiliated issuers	2,132
Income from securities lending—Note 1(b)	229,933
Total Income	959,760
Expenses:
Investment advisory fee—Note 3(a)	1,152,114
Administration fees—Note 3(a)	86,414
Shareholder servicing costs—Note 3(b)	74,379
Professional fees	58,650
Prospectus and shareholders’ reports	27,602
Custodian fees—Note 3(b)	21,137
Registration fees	19,795
Trustees’ fees and expenses—Note 3(c)	13,815
Loan commitment fees—Note 2	1,559
Miscellaneous	18,629
Total Expenses	1,474,094
Less—reduction in expenses due to undertaking—Note 3(a)	(90,949)
Less—reduction in fees due to earnings credits—Note 3(b)	(144)
Net Expenses	1,383,001
Investment (Loss)—Net	(423,241)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	13,851,594
Net unrealized appreciation (depreciation) on investments	26,041,926
Net Realized and Unrealized Gain (Loss) on Investments	39,893,520
Net Increase in Net Assets Resulting from Operations	39,470,279

See notes to financial statements.

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2012	2011
Operations ($):
Investment (loss)—net	(423,241)	(681,899)
Net realized gain (loss) on investments	13,851,594	46,453,903
Net unrealized appreciation
(depreciation) on investments	26,041,926	(36,617,778)
Net Increase (Decrease) in Net Assets
Resulting from Operations	39,470,279	9,154,226
Dividends to Shareholders from ($):
Net realized gain on investments	(2,982,294)	—
Beneficial Interest Transactions ($):
Net proceeds from shares sold	5,577,737	12,522,209
Dividends reinvested	1,603,362	—
Cost of shares redeemed	(52,883,367)	(97,914,186)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(45,702,268)	(85,391,977)
Total Increase (Decrease) in Net Assets	(9,214,283)	(76,237,751)
Net Assets ($):
Beginning of Period	142,906,058	219,143,809
End of Period	133,691,775	142,906,058
Undistributed investment income—net	10,993	19,145
Capital Share Transactions (Shares):
Shares sold	100,290	226,697
Shares issued for dividends reinvested	30,471	—
Shares redeemed	(950,589)	(1,795,374)
Net Increase (Decrease) in Shares Outstanding	(819,828)	(1,568,677)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Class I Shares	2012	2011	2010	2009 [a]	2008
Per Share Data ($):
Net asset value, beginning of period	47.21	47.68	43.36	49.89	59.41
Investment Operations:
Investment (loss)—net[b]	(.16)	(.18)	(.13)	(.12)	(.11)
Net realized and unrealized
gain (loss) on investments	14.57	(.29)	4.45	(6.41)	(9.41)[c]
Total from Investment Operations	14.41	(.47)	4.32	(6.53)	(9.52)
Distributions:
Dividends from net realized
gain on investments	(1.05)	—	—	—	—
Net asset value, end of period	60.57	47.21	47.68	43.36	49.89
Total Return (%)	30.86	(.99)	9.96	(13.14)	(16.02)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.02	.97	.94	1.00	1.01
Ratio of net expenses
to average net assets	.96	.96	.94	1.00	1.01
Ratio of net investment (loss)
to average net assets	(.29)	(.33)	(.29)	(.34)	(.20)
Portfolio Turnover Rate	154.49	176.06	181.09	271	207
Net Assets, end of period ($ x 1,000)	133,692	142,906	219,144	299,563	232,706

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c Amounts include litigation proceeds received by the fund of $.01 for the year ended September 30, 2008.

See notes to financial statements.

The Fund	17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.

Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class I shares are offered without a front-end sales charge or a contingent deferred sales charge.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

18

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

20

The following is a summary of the inputs used as of September 30, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	123,486,519	—	—	123,486,519
Equity Securities—
Foreign
Common Stocks†	2,384,995	—	—	2,384,995
Exchange-
Traded Funds	5,463,155	—	—	5,463,155
Mutual Funds	26,277,467	—	—	26,277,467

† See Statement of Investments for additional detailed categorizations.

At September 30, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2012, The Bank of New York Mellon earned $76,644 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended September 30, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	9/30/2011	($)	Purchases ($)	Sales ($)	9/30/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	1,826,345		66,909,089	66,106,521	2,628,913		2.0
Dreyfus
Institutional
Cash
Advantage
Fund	29,798,675		142,120,437	148,270,558	23,648,554		17.7
Total	31,625,020		209,029,526	214,377,079	26,277,467		19.7

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distribu-

22

tions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $12,237,402 and unrealized appreciation $23,580,581.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2012 and September 30, 2011 were as follows: long-term capital gains $2,982,294 and $0, respectively.

During the period ended September 30, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and real estate investment trusts, the fund increased accumulated undistributed investment income-net by $415,089, increased accumulated net realized gain (loss) on investments by $5,083 and decreased paid-in capital by $420,172. Net assets and net asset value per share were not affected by this reclassification.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on September 30, 2012, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. The Manager had undertaken until July 31, 2012, to waive receipt of its fees and/or assume the expenses of the fund’s Class I shares, so that direct annual fund operating expenses for Class I shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed .95% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $90,949 during the period ended September 30, 2012.

The fund has an Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative and accounting services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as for related facilities and equipment. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

24

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $86,414 during the period ended September 30, 2012.

(b) The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2012, the fund was charged $27,392 for transfer agency services and $478 for cash management services. Cash management fees were partially offset by earnings credits of $57.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2012, the fund was charged $21,137 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2012, the fund was charged $2,906

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $87.

During the period ended September 30, 2012, the fund was charged $8,384 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $89,266, custodian fees $11,187, Chief Compliance Officer fees $1,991 and transfer agency fees $6,276, which are offset against an expense reimbursement currently in effect in the amount of $1,902.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2012, amounted to $218,808,523 and $267,832,601, respectively.

At September 30, 2012, the cost of investments for federal income tax purposes was $134,031,555; accordingly, accumulated net unrealized appreciation on investments was $23,580,581, consisting of $28,734,163 gross unrealized appreciation and $5,153,582 gross unrealized depreciation.

26

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dreyfus/The Boston Company Small Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Small Cap Growth Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Small Cap Growth Fund as of September 30, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 28, 2012

The Fund	27

IMPORTANT TAX INFORMATION (Unaudited)

The fund reports the maximum amount allowable but not less than $1.0470 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

28

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
Francine J. Bovich (61)
Board Member (2011)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 31
———————
James M. Fitzgibbons (78)
Board Member (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)
No. of Portfolios for which Board Member Serves: 31
———————
Kenneth A. Himmel (66)
Board Member (2008)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

The Fund	29

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Stephen J. Lockwood (65)
Board Member (2008)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (62)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 41
———————
Benaree Pratt Wiley (66)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 64
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

30

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

The Fund	31

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

32

For More Information

Ticker Symbol: SSETX

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov.

The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus/The Boston
Company Small Cap
Tax-Sensitive Equity Fund

ANNUAL REPORT September 30, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
29	Report of Independent Registered Public Accounting Firm
30	Board Members Information
32	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Small Cap
Tax-Sensitive Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund covers the 12-month period from October 1, 2011, through September 30, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. equities proved unusually volatile over the past year, as prices rose and fell according to investors’ changing expectations of global and domestic economic conditions. And while the pace of U.S. economic growth has been relatively consistent, it has progressed at about half the average rate achieved in prior recoveries. Overseas, Europe has remained under severe economic pressure due to a persistent debt crisis and austerity-oriented fiscal policies adopted by many governments. In Japan, a strengthening currency dampened export activity and economic growth. The emerging markets have posted a slower rate of growth, reducing demand for industrial commodities and other goods and services.

The sustained-but-subpar U.S. expansion appears likely to continue over the foreseeable future.Across the international markets though, on one hand the global economy has responded to a variety of stimulative measures, most notably aggressively accommodative monetary policies in most major markets. On the other hand, headwinds emanating from Europe and China may continue to weigh on economic growth and investor sentiment. Indeed, the ability of governments and economic policymakers to address these issues could go a long way toward shaping the 2013 market environment. As always, we urge you to speak regularly with your financial advisor to discuss how changing global economic conditions may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2011, through September 30, 2012, as provided by Todd Wakefield and B. Randall Watts, Jr., Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2012, Dreyfus/The Boston Company Small CapTax-Sensitive Equity Fund produced a total return of 30.58%.1 In comparison, the fund’s benchmark, the Russell 2000 Growth Index (the “Index”), produced a total return of 31.18% for the same period.2

Improving economic sentiment drove small-cap stocks higher as market declines during the spring of 2012 were more than offset by gains at other times of the reporting period. The fund produced a slightly lower return than its benchmark, largely due to relative underperformance within the Information Technology, Financials and Healthcare sectors.

The Fund’s Investment Approach

The fund seeks to maximize after-tax total return, consisting of long-term growth of capital.To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap U.S. companies with total market capitalizations, at the time of purchase, equal to or less than that of the largest company in the Index.When choosing stocks, we seek to identify small-cap companies which are experiencing or are expected to experience rapid growth. We use tax-sensitive strategies in seeking to reduce the impact of federal and state income taxes on the fund’s after-tax returns, including minimizing sales of securities that result in capital gains and selling underperforming securities to realize capital losses that can be offset against realized capital gains.

Markets Reacted to Shifting Macroeconomic Developments

The reporting period began in the immediate wake of a major stock market decline. One credit-rating agency’s downgrade of long-term U.S. government debt, an intensifying debt crisis in Europe and inflation-fighting programs in China had triggered a flight away from stocks and other risky assets. Fortunately, better U.S. economic data and new remedial measures from European and Chinese policymakers sparked a rebound in October 2011, and U.S. equity markets stabilized during the fall.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

By the beginning of 2012, U.S. stocks were rallying amid domestic employment gains, a quantitative easing program in Europe and less restrictive monetary and fiscal policies in China. Investors grew more tolerant of risks, focusing more intently on company fundamentals and less on macroeconomic news. However, these positive influences were called into question during the spring, when U.S. employment gains slowed, measures designed to relieve fiscal pressures in Europe encountered resistance, and the Chinese economy remained sluggish. The summer saw the market rally resume amid more encouraging macroeconomic news, and the Russell 2000 Growth Index ended the reporting period with substantial gains.

Security Selection Strategies Enhanced Returns

The fund’s investment approach proved effective within the consumer discretionary sector, which generated especially attractive results as movie studio Lions Gate Entertainment broke box office records with its Hunger Games release. Apparel maker Oxford Industries expanded its branded stores to Asia, and a mild U.S. winter created a more positive backdrop for its warm weather brands. Mattress seller Select Comfort reported better-than-expected earnings stemming from improved marketing and merchandising initiatives, and the company raised the future guidance it provides to analysts.

In the consumer staples sector, beauty products purveyor Elizabeth Arden acquired licenses to market fragrances named for popular entertainers, and healthy foods distributor United Natural Foods achieved strong execution on a major contract in a fast-growing category of the grocery industry.Among energy companies, Gulfport Energy saw solid production growth from domestic natural gas drilling, while Oil States International encountered greater demand from projects in Canada and Australia. Finally, Brigham Exploration agreed to be acquired by a larger rival at a premium to its stock price at the time.

Disappointments during the reporting period included the information technology sector, as digital advertising specialist Marchex, Cl. B reported quarterly earnings that fell short of analysts’ expectations. Semiconductor manufacturer Vishay Intertechnology also missed earning targets, mainly due to weakening demand in Asia. Printed circuit boards providerTTMTechnologies also struggled with headwinds emanating from Asia as well as higher facilities-related costs. In the financials sector, pawn broker First Cash Financial Services stumbled amid slowing growth in Mexico. Results in the health care

4

sector were undermined by eye care specialist The Cooper Companies, which was pressured by safety recalls affecting its products, and medical information systems provider Allscripts Healthcare Solutions, which struggled with legal issues and changes to a key contract.

Maintaining a Constructive Investment Posture

Although macroeconomic uncertainties remain over the near term, we are optimistic about the longer term prospects for small-cap stocks. Lower interest rates and reduced borrowing costs for businesses, consumers and homebuyers are expected to further stimulate economic growth; however this will likely occur at a more modest pace relative to the first two rounds of easing. Despite the Fed’s accommodative actions, we continue to face many of the same headwinds that have persisted throughout the year: weak employment trends, uncertainty surrounding the November elections, and future fiscal policy. Businesses appear to remain reluctant to spend in the face of these issues. The lack of confidence has contained additional hiring, capital expenditures, etc. while cash continues to build on company balance sheets.Although macro headline risks may continue to cause near-term market volatility, we continue to utilize a long-term view and remain focused on the strategy’s disciplined research-driven investment approach.

October 15, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories.They also tend to be less liquid than larger company stocks.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s return reflects the voluntary absorption of certain fund expenses by The Dreyfus
Corporation, which may be terminated at any time. Had these expenses not been absorbed, the return would have been lower.
2 SOURCE: LIPPER INC. — The Russell 2000 Growth Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 9/30/12
	1 Year	5 Years	10 Years
Class I shares	30.58%	0.65%	9.68%
Russell 2000 Growth Index	31.18%	2.96%	10.55%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class I shares of Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund on 9/30/02 to a $10,000 investment made in the Russell 2000 Growth Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses.The Index is an unmanaged index that measures the performance of those Russell 2000 companies (the 2,000 smallest companies of the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund from April 1, 2012 to September 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2012

Expenses paid per $1,000†	$5.84
Ending value (after expenses)	$1,030.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2012

Expenses paid per $1,000†	$5.81
Ending value (after expenses)	$1,019.25

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class I, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

The Fund	7

STATEMENT OF INVESTMENTS

September 30, 2012

Common Stocks—98.3%	Shares		Value ($)
Automobiles & Components—1.2%
Drew Industries	5,740	[a]	173,405
Thor Industries	5,760		209,203
			382,608
Banks—1.2%
Oritani Financial	11,110		167,205
Prosperity Bancshares	5,380		229,296
			396,501
Capital Goods—9.8%
Applied Industrial Technologies	3,620		149,977
Beacon Roofing Supply	10,910	[a]	310,935
Crane	6,990		279,111
EMCOR Group	10,470		298,814
Foster Wheeler	15,470	[a]	370,661
Hexcel	15,450	[a]	371,109
Middleby	1,960	[a]	226,654
MRC Global	18,150	[b]	446,309
Teledyne Technologies	6,068	[a]	384,651
Triumph Group	5,070		317,027
			3,155,248
Commercial & Professional Services—3.2%
Corporate Executive Board	6,573		352,510
Encore Capital Group	5,070	[a]	143,278
Exponent	2,950	[a]	168,416
InnerWorkings	3,320	[a]	43,226
RPX	11,120	[a]	124,655
TrueBlue	11,750	[a]	184,710
			1,016,795
Consumer Durables & Apparel—4.2%
Jarden	4,680		247,291
La-Z-Boy	8,970	[a]	131,231
Oxford Industries	8,260		466,277
SodaStream International	8,400	[a,b]	329,028
Steven Madden	4,370	[a]	191,056
			1,364,883

8

Common Stocks (continued)	Shares		Value ($)
Consumer Services—5.8%
BJ’s Restaurants	4,850	[a,b]	219,948
Bloomin’ Brands	15,450		254,153
Buffalo Wild Wings	3,330	[a]	285,514
Cheesecake Factory	7,680		274,560
Papa John’s International	3,720	[a]	198,685
Shuffle Master	12,190	[a]	192,724
Six Flags Entertainment	7,300		429,240
			1,854,824
Energy—6.4%
Dril-Quip	6,430	[a]	462,188
Exterran Holdings	3,250	[a]	65,910
Gulfport Energy	13,370	[a]	417,946
Oasis Petroleum	13,440	[a,b]	396,077
Oil States International	3,550	[a]	282,083
OYO Geospace	1,950	[a]	238,699
PDC Energy	6,110	[a]	193,259
			2,056,162
Exchange-Traded Funds—2.4%
iShares Russell 2000 Growth Index Fund	8,010	[b]	765,836
Food & Staples Retailing—3.5%
Casey’s General Stores	6,560		374,838
Chefs’ Warehouse Holdings	8,780	[a]	143,816
Harris Teeter Supermarkets	7,080		274,987
United Natural Foods	5,970	[a]	348,947
			1,142,588
Food, Beverage & Tobacco—.6%
Smart Balance	17,220	[a]	208,018
Health Care Equipment & Services—9.5%
ABIOMED	12,350	[a,b]	259,227
Acadia Healthcare	12,750	[a]	304,088
Accuray	22,450	[a]	158,946
Air Methods	2,210	[a]	263,808
Analogic	2,990		233,728
Catamaran	6,426	[a]	629,555

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment & Services (continued)
Centene	5,990	[a]	224,086
HMS Holdings	10,170	[a]	339,983
Merit Medical Systems	16,210	[a]	242,015
Natus Medical	15,580	[a]	203,631
WellCare Health Plans	3,730	[a]	210,932
			3,069,999
Household & Personal Products—2.6%
Elizabeth Arden	8,500	[a]	401,540
Inter Parfums	23,040		421,632
			823,172
Materials—2.7%
Allied Nevada Gold	6,710	[a]	262,093
Haynes International	3,840		200,256
Innophos Holdings	4,270		207,052
KapStone Paper and Packaging	9,000	[a]	201,510
			870,911
Media—2.1%
DreamWorks Animation SKG, Cl. A	16,470	[a,b]	316,718
Lions Gate Entertainment	23,102	[a,b]	352,768
			669,486
Pharmaceuticals, Biotech &
Life Sciences—13.0%
Affymax	8,970	[a]	188,908
Alexion Pharmaceuticals	4,390	[a]	502,216
Alkermes	16,870	[a]	350,053
Alnylam Pharmaceuticals	10,680	[a,b]	200,677
ARIAD Pharmaceuticals	13,070	[a,b]	316,621
Charles River Laboratories International	1,770	[a]	70,092
Cubist Pharmaceuticals	8,910	[a]	424,829
Exact Sciences	13,770	[a]	151,608
Incyte	6,440	[a,b]	116,242
Jazz Pharmaceuticals	4,920	[a]	280,489

10

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Nektar Therapeutics	30,090	[a,b]	321,361
NPS Pharmaceuticals	18,860	[a]	174,455
Onyx Pharmaceuticals	5,060	[a]	427,570
Pharmacyclics	5,500	[a,b]	354,750
Salix Pharmaceuticals	3,150	[a]	133,371
Vivus	9,900	[a,b]	176,418
			4,189,660
Real Estate—2.9%
Hudson Pacific Properties	13,540	[c]	250,490
LaSalle Hotel Properties	8,840	[c]	235,940
Mid-America
Apartment Communities	4,420	[c]	288,670
Zillow, Cl. A	3,890	[a,b]	164,080
			939,180
Retailing—5.9%
Asbury Automotive Group	7,330	[a]	204,874
Finish Line, Cl. A	14,420		327,911
Lumber Liquidators Holdings	4,470	[a,b]	226,540
Rent-A-Center	13,420		470,774
Select Comfort	11,380	[a]	359,039
Tilly’s, Cl. A	8,200		150,306
Tractor Supply	1,610		159,213
			1,898,657
Semiconductors & Semiconductor
Equipment—3.2%
ATMI	14,000	[a]	259,980
Entegris	18,980	[a]	154,307
Micrel	16,390		170,784
PMC-Sierra	26,030	[a]	146,809
Silicon Image	67,780	[a]	311,110
			1,042,990

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Software & Services—9.2%
ExlService Holdings	10,090	[a]	297,655
Jive Software	32,040	[b]	503,348
LogMeIn	9,940	[a]	222,954
MAXIMUS	7,220		431,178
Mentor Graphics	32,030	[a]	495,824
Millennial Media	16,250	[b]	233,188
Qualys	13,480	[a]	190,877
Responsys	35,150	[a]	359,584
SolarWinds	4,409	[a]	245,758
			2,980,366
Technology Hardware & Equipment—6.6%
Arris Group	23,870	[a]	305,297
Aruba Networks	29,970	[a,b]	673,875
NETGEAR	12,670	[a]	483,234
RADWARE	6,810	[a]	245,296
TTM Technologies	18,390	[a]	173,418
Vishay Intertechnology	26,630	[a]	261,773
			2,142,893
Transportation—2.3%
Allegiant Travel	2,570	[a]	162,835
Con-way	6,310		172,705
Forward Air	7,920		240,847
Werner Enterprises	7,190		153,650
			730,037
Total Common Stocks
(cost $28,297,474)			31,700,814

Other Investment—1.8%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $592,896)	592,896	[d]	592,896

12

Investment of Cash Collateral
for Securities Loaned—14.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $4,528,783)	4,528,783 [d]	4,528,783
Total Investments (cost $33,419,153)	114.2%	36,822,493
Liabilities, Less Cash and Receivables	(14.2%)	(4,590,283)
Net Assets	100.0%	32,232,210

a Non-income producing security.
b Security, or portion thereof, on loan.At September 30, 2012, the value of the fund’s securities on loan was
$4,465,739 and the value of the collateral held by the fund was $4,528,783.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Money Market Investments	15.9	Semiconductors &
Pharmaceuticals,		Semiconductor Equipment	3.2
Biotech & Life Sciences	13.0	Real Estate	2.9
Capital Goods	9.8	Materials	2.7
Health Care Equipment & Services	9.5	Household & Personal Products	2.6
Software & Services	9.2	Exchange-Traded Funds	2.4
Technology Hardware & Equipment	6.6	Transportation	2.3
Energy	6.4	Media	2.1
Retailing	5.9	Automobiles & Components	1.2
Consumer Services	5.8	Banks	1.2
Consumer Durables & Apparel	4.2	Food, Beverage & Tobacco	.6
Food & Staples Retailing	3.5
Commercial & Professional Services	3.2		114.2

† Based on net assets.
See notes to financial statements.

The Fund	13

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,465,739)—Note 1(b):
Unaffiliated issuers	28,297,474	31,700,814
Affiliated issuers	5,121,679	5,121,679
Cash		429
Receivable for investment securities sold		618,537
Dividends and securities lending income receivable		16,468
Prepaid expenses		7,528
		37,465,455
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		48,227
Due to Administrator—Note 3(a)		1,857
Liability for securities on loan—Note 1(b)		4,528,783
Payable for investment securities purchased		577,328
Payable for shares of Beneficial Interest redeemed		32,520
Interest payable—Note 2		482
Accrued expenses		44,048
		5,233,245
Net Assets ($)		32,232,210
Composition of Net Assets ($):
Paid-in capital		40,541,970
Accumulated undistributed investment income—net		2,980
Accumulated net realized gain (loss) on investments		(11,716,080)
Accumulated net unrealized appreciation
(depreciation) on investments		3,403,340
Net Assets ($)		32,232,210
Class I Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		780,643
Net Asset Value, offering and redemption price per share ($)		41.29

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended September 30, 2012

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	297,178
Affiliated issuers	932
Income from securities lending—Note 1(b)	98,583
Total Income	396,693
Expenses:
Investment advisory fee—Note 3(a)	508,134
Administration fees—Note 3(a)	38,110
Auditing fees	37,248
Shareholder servicing costs—Note 3(b)	34,684
Custodian fees—Note 3(b)	21,828
Registration fees	20,570
Prospectus and shareholders’ reports	19,424
Legal fees	11,062
Trustees’ fees and expenses—Note 3(c)	6,964
Interest expense—Note 2	1,136
Loan commitment fees—Note 2	750
Miscellaneous	17,319
Total Expenses	717,229
Less—reduction in expenses due to undertaking—Note 3(a)	(6,993)
Less—reduction in fees due to earnings credits—Note 3(b)	(6)
Net Expenses	710,230
Investment (Loss)—Net	(313,537)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	11,065,361
Net realized gain (loss) on financial futures	98,038
Net Realized Gain (Loss)	11,163,399
Net unrealized appreciation (depreciation) on investments	7,108,989
Net Realized and Unrealized Gain (Loss) on Investments	18,272,388
Net Increase in Net Assets Resulting from Operations	17,958,851

See notes to financial statements.

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2012	2011
Operations ($):
Investment (loss)—net	(313,537)	(599,205)
Net realized gain (loss) on investments	11,163,399	44,112,136
Net unrealized appreciation
(depreciation) on investments	7,108,989	(26,503,951)
Net Increase (Decrease) in Net Assets
Resulting from Operations	17,958,851	17,008,980
Beneficial Interest Transactions ($):
Net proceeds from shares sold	1,896,854	9,467,058
Cost of shares redeemed	(61,603,859)	(136,293,105)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(59,707,005)	(126,826,047)
Total Increase (Decrease) in Net Assets	(41,748,154)	(109,817,067)
Net Assets ($):
Beginning of Period	73,980,364	183,797,431
End of Period	32,232,210	73,980,364
Undistributed investment income—net	2,980	10,260
Capital Share Transactions (Shares):
Shares sold	51,815	259,583
Shares redeemed	(1,611,014)	(3,665,874)
Net Increase (Decrease) in Shares Outstanding	(1,559,199)	(3,406,291)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Class I Shares	2012	2011	2010	2009 [a]	2008
Per Share Data ($):
Net asset value, beginning of period	31.62	31.99	29.05	33.59	43.15
Investment Operations:
Investment (loss)—net[b]	(.19)	(.14)	(.10)	(.09)	(.07)
Net realized and unrealized
gain (loss) on investments	9.86	(.23)	3.04 [c]	(4.45)	(6.42)[c]
Total from Investment Operations	9.67	(.37)	2.94	(4.54)	(6.49)
Distributions:
Dividends from net realized
gain on investments	—	—	—	—	(3.07)
Net asset value, end of period	41.29	31.62	31.99	29.05	33.59
Total Return (%)	30.58	(1.16)	10.12	(13.54)	(15.99)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.13	1.04	.99	1.05	.95
Ratio of net expenses
to average net assets	1.12	1.04	.99	1.05	.95
Ratio of net investment (loss)
to average net assets	(.49)	(.39)	(.33)	(.38)	(.19)
Portfolio Turnover Rate	175.97	188.90	171.24	265.74	209
Net Assets, end of period ($ x 1,000)	32,232	73,980	183,797	203,805	303,246

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c Amount includes litigation proceeds received by the fund amounting to $.02 and $.01, respectively, per share for the years ended September 30, 2010 and 2008.

See notes to financial statements.

The Fund	17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates a series company currently offering eleven series, including the fund.The fund’s investment objective is to maximize after-tax total return, consisting of long-term growth of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.

Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no Distribution or Shareholder Services Plan fees. Class I shares are offered without a front end sales charge or a contingent deferred sales charge.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

18

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

20

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.These securities are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic
Common Stocks†	30,360,654	—	—	30,360,654
Equity Securities—Foreign
Common Stocks†	574,324	—	—	574,324
Exchange-Traded Funds	765,836	—	—	765,836
Mutual Funds	5,121,679	—	—	5,121,679
† See Statement of Investments for additional detailed categorizations.

At September 30, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2012, The Bank of New York Mellon earned $32,861 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended September 30, 2012 were as follows:

Affiliated
Investment	Value			Value	Net
Company	9/30/2011 ($)	Purchases ($)	Sales ($)	9/30/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	526,397	32,308,807	32,242,308	592,896	1.8
Dreyfus
Institutional
Cash
Advantage
Fund	16,444,135	73,533,327	85,448,679	4,528,783	14.1
Total	16,970,532	105,842,134	117,690,987	5,121,679	15.9

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy

22

of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2012, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $11,051,918 and unrealized appreciation $2,742,158.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2012. If not applied, the carryover expires in fiscal year 2018.

During the period ended September 30, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and real estate investment trusts, the fund increased accumulated undistributed investment income-net by $306,257, increased accumulated net realized gain (loss) on investments by $9,889 and decreased paid-in capital by $316,146. Net assets and net asset value per share were not affected by this reclassification.

(f) New Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition,ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the fund’s financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 mil-

24

lion unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2012, was approximately $96,200 with a related weighted average annualized interest rate of 1.18%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. The Manager had agreed until July 31, 2012, to limit the fund’s operating expenses or assume all or part of the expenses of the fund, if the aggregate expenses of the fund (exclusive taxes, brokerage commissions, interest expense, commitment fees on borrowings and extraordinary expenses) exceeded 1.10% of the value of the fund’s average daily net assets on the fund shares.The reduction in expenses, pursuant to the undertaking, amounted to $6,993 during the period ended September 30, 2012.

The fund has an Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative and accounting services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as for related facilities and equipment. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services.The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $38,110 during the period ended September 30, 2012.

(b) The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2012, the fund was charged $1,551 for transfer agency services and $18 for cash management services. Cash management fees were partially offset by earnings credits of $2. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2012, the fund was charged $21,828 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2012, the fund was charged

26

$113 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $4.

During the period ended September 30, 2012, the fund was charged $8,384 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $27,441, custodian fees $13,334, Chief Compliance Officer fees $1,991 and transfer agency fees $5,461.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended September 30, 2012, amounted to $109,719,929 and $170,369,440, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended September 30, 2012 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market.A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange’s clearinghouse guarantees the financial futures against default At September 30, 2012, there were no financial futures outstanding.

At September 30, 2012, the cost of investments for federal income tax purposes was $34,080,335; accordingly, accumulated net unrealized appreciation on investments was $2,742,158, consisting of $4,764,280 gross unrealized appreciation and $2,022,122 gross unrealized depreciation.

NOTE 5—Subsequent Event:

On October 24-25, 2012, the Board approved the liquidation of the fund, effective on or about January 8, 2013. Effective November 15, 2012, the fund generally will be closed to any investments for new accounts.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund:

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.The financial highlights for the year ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Small CapTax-Sensitive Equity Fund as of September 30, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 28, 2012

The Fund	29

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
Francine J. Bovich (61)
Board Member (2011)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 31
———————
James M. Fitzgibbons (78)
Board Member (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)
No. of Portfolios for which Board Member Serves: 31
———————
Kenneth A. Himmel (66)
Board Member (2008)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

30

Stephen J. Lockwood (65)
Board Member (2008)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (62)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 41
———————
Benaree Pratt Wiley (66)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 64
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

The Fund	31

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

32

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

The Fund	33

For More Information

Ticker Symbol: SDCEX

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus/The Boston
Company Small Cap
Value Fund

ANNUAL REPORT September 30, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Important Tax Information
29	Board Members Information
31	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Small Cap
Value Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus/The Boston Company Small CapValue Fund covers the 12-month period from October 1, 2011, through September 30, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

     U.S. equities proved unusually volatile over the past year, as prices rose and fell according to investors’ changing expectations of global and domestic economic conditions. And while the pace of U.S. economic growth has been relatively consistent, it has progressed at about half the average rate achieved in prior recoveries. Overseas, Europe has remained under severe economic pressure due to a persistent debt crisis and austerity-oriented fiscal policies adopted by many governments. In Japan, a strengthening currency dampened export activity and economic growth. The emerging markets have posted a slower rate of growth, reducing demand for industrial commodities and other goods and services.

The sustained-but-subpar U.S. expansion appears likely to continue over the foreseeable future.Across the international markets though, on one hand the global economy has responded to a variety of stimulative measures, most notably aggressively accommodative monetary policies in most major markets. On the other hand, headwinds emanating from Europe and China may continue to weigh on economic growth and investor sentiment. Indeed, the ability of governments and economic policymakers to address these issues could go a long way toward shaping the 2013 market environment. As always, we urge you to speak regularly with your financial advisor to discuss how changing global economic conditions may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2011, through September 30, 2012, as provided by Joseph M. Corrado, CFA, and Stephanie K. Brandaleone, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2012, Dreyfus/The Boston Company Small CapValue Fund produced a total return of 36.95%.1 In comparison, the fund’s benchmark, the Russell 2000 Value Index (the “Index”), produced a total return of 32.63% for the same period.2

Improving economic sentiment drove small-cap stocks higher as market declines during the spring of 2012 were more than offset by gains at other times of the reporting period.The fund produced a higher return than its benchmark, largely due to the success of our security selection strategy in eight of the 10 market sectors represented in the benchmark.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap U.S. companies with market capitalizations, at the time of purchase, that are equal to or less than the total market capitalization of the largest company in the Index.We use fundamental research and qualitative analysis to select stocks and look for companies with strong competitive positions, high-quality management, and financial strength. We use a consistent three-step fundamental research process to evaluate the stocks, consisting of valuation, which is to identify small-cap companies that are considered to be attractively priced relative to their earnings potential; fundamentals, which is to verify the strength of the underlying business position; and catalyst, which is to identify a specific event that has the potential to cause the stocks to appreciate in value.

Markets Reacted to Shifting Macroeconomic Developments

The reporting period began in the immediate aftermath of a major stock market decline. One credit-rating agency’s downgrade of long-term U.S. government debt, an intensifying debt crisis in Europe and inflation-fighting programs in China had triggered a flight away from stocks and other risky assets. Fortunately, better U.S. economic data and new remedial measures from European and Chinese policymakers helped to stabilize equity markets in the fall.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

By the beginning of 2012, U.S. stocks were rallying amid U.S. employment gains, a quantitative easing program in Europe and less restrictive monetary and fiscal policies in China. Investors grew more tolerant of risks, focusing more intently on company fundamentals and less on macroeconomic news. However, these positive influences were called into question during the spring, when the U.S. labor market’s rebound slowed, measures designed to relieve fiscal pressures in Europe encountered resistance and the Chinese economy remained sluggish. The summer saw the market rally resume amid more encouraging macroeconomic news, and the Russell 2000 Value Index ended the reporting period with substantial gains. Value-oriented small-cap stocks produced slightly higher returns than their growth-oriented counterparts.

Security Selections Bolstered Relative Performance

The fund’s research-intensive stock selection process proved quite effective over the reporting period. Relative performance was especially strong in the information technology sector, where CoreLogic, a provider of consumer, financial, and property information and analytics, reported better-than-expected quarterly revenues and earnings; business processing outsourcer MAXIMUS advanced in anticipation of rising demand stemming from U.S. health care reform legislation; and Internet Protocol test systems provider Ixia benefited from accelerating trends pertaining to wireless connectivity.

In the industrials sector, winners during the reporting period included equipment rental company RSC Holdings and electrical components maker Thomas & Betts, which announced agreements to be acquired by former rivals at premiums to their stock prices at the time. In addition, aircraft parts producer Spirit AeroSystems Holdings participated in increased equipment upgrade activity among airlines. The materials sector also contained a number of strong performers. Building products company Louisiana-Pacific benefited from improving U.S. residential and commercial construction trends, while kraft paper producer KapStone Paper and Packaging saw profit margins rise along with containerboard prices.

Disappointments during the reporting period were concentrated primarily in the consumer staples and energy sectors.Among consumer staples companies, Sanderson Farms was impacted by concerns regarding potentially higher input costs in the aftermath of a severe U.S. drought over the summer of 2012, and Flowers Foods

4

encountered intensifying competitive pressures. In the energy sector, oil services provider Tetra Technologies missed quarterly revenue targets due to production disruptions caused by weather-related issues, and production equipment maker Tesco Corp. saw its order backlog decline.

Maintaining a Constructive Investment Posture

Although macroeconomic uncertainties remain over the near term, we are optimistic about the longer term prospects for small-cap value stocks. Lower interest rates and reduced borrowing costs for businesses, consumers and homebuyers are expected to further stimulate economic growth; however this will likely occur at a more modest pace relative to the first two rounds of easing. Despite the Fed’s accommodative actions, we continue to face many of the same headwinds that have persisted throughout the year: weak employment trends, uncertainty surrounding the November elections, and future fiscal policy. Businesses appear to remain reluctant to spend in the face of these issues.The lack of confidence has contained additional hiring, capital expenditures, etc. while cash continues to build on company balance sheets.Although macro headline risks may continue to cause near-term market volatility, we continue to utilize a long-term view and remain focused on the strategy’s disciplined research-driven investment approach.

October 15, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile than those of larger, more established companies.The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain
distributions.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those
Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 9/30/12
	1 Year	5 Years	10 Years
Class I shares	36.95%	2.20%	11.05%
Russell 2000 Value Index	32.63%	1.35%	9.68%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class I shares of Dreyfus/The Boston Company Small Cap Value Fund on 9/30/02 to a $10,000 investment made in the Russell 2000 Value Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses.The Index is an unmanaged index, which measures the performance of those Russell 2000 companies (the 2,000 smallest companies in the Russell 3000 Index) with lower price-to-book ratios and lower forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small CapValue Fund from April 1, 2012 to September 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2012

Expenses paid per $1,000†	$4.94
Ending value (after expenses)	$1,015.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2012

Expenses paid per $1,000†	$4.95
Ending value (after expenses)	$1,020.10

† Expenses are equal to the fund’s annualized expense ratio of .98% for Class I, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

The Fund	7

STATEMENT OF INVESTMENTS
September 30, 2012

Common Stocks—99.5%	Shares		Value ($)
Automobiles & Components—2.5%
Dana Holding	360,590		4,435,257
Drew Industries	58,170	[a]	1,757,316
Thor Industries	145,510		5,284,923
			11,477,496
Banks—15.1%
Associated Banc-Corp	175,400		2,310,018
BancorpSouth	179,430	[b]	2,644,798
Brookline Bancorp	339,080		2,990,686
Cardinal Financial	148,680		2,126,124
City National	85,727		4,415,798
CVB Financial	407,090	[b]	4,860,655
First Horizon National	669,300		6,445,359
First Midwest Bancorp	416,430		5,226,196
Hancock Holding	119,137		3,687,290
Lakeland Financial	56,880		1,569,888
MB Financial	211,640		4,179,890
National Penn Bancshares	362,560		3,302,922
PacWest Bancorp	129,350		3,022,910
Provident Financial Services	194,140		3,065,471
SCBT Financial	23,370		941,344
Susquehanna Bancshares	319,510		3,342,075
Washington Trust Bancorp	36,930		970,151
Webster Financial	199,670		4,732,179
Western Alliance Bancorp	377,880	[a]	3,854,376
Wintrust Financial	142,030		5,336,067
			69,024,197
Capital Goods—5.5%
Aerovironment	141,770	[a]	3,327,342
Apogee Enterprises	129,940		2,549,423
Armstrong World Industries	87,600		4,062,012
Astec Industries	93,810	[a]	2,965,334
Comfort Systems USA	158,570		1,733,170
FreightCar America	67,240		1,196,200
Granite Construction	175,714		5,046,506
II-VI	154,240	[a]	2,933,645
John Bean Technologies	69,770		1,139,344
			24,952,976

8

Common Stocks (continued)	Shares		Value ($)
Commercial & Professional Services—5.8%
Brink’s	141,350		3,631,281
Huron Consulting Group	77,270	[a]	2,690,541
ICF International	90,460	[a]	1,818,246
Interface	279,470		3,691,799
Korn/Ferry International	258,770	[a]	3,966,944
McGrath Rentcorp	98,550		2,571,170
Steelcase, Cl. A	427,550		4,211,368
Tetra Tech	143,630	[a]	3,771,724
			26,353,073
Consumer Durables & Apparel—6.5%
Brunswick	155,680		3,523,038
Cavco Industries	31,912	[a,b]	1,464,442
Ethan Allen Interiors	129,670	[b]	2,842,366
KB Home	478,130	[b]	6,861,165
M/I Homes	131,600	[a]	2,545,144
Meritage Homes	107,970	[a]	4,106,099
Skechers USA, Cl. A	164,000	[a]	3,345,600
Tempur-Pedic International	37,500	[a]	1,120,875
Warnaco Group	71,440	[a]	3,707,736
			29,516,465
Consumer Services—2.2%
Brinker International	108,420		3,827,226
Grand Canyon Education	103,260	[a]	2,429,708
WMS Industries	238,590	[a]	3,908,104
			10,165,038
Diversified Financials—2.9%
Duff & Phelps, Cl. A	110,310		1,501,319
E*TRADE Financial	648,990	[a]	5,717,602
KBW	163,160	[b]	2,687,245
Piper Jaffray	136,280	[a]	3,468,326
			13,374,492
Energy—6.3%
Approach Resources	122,550	[a,b]	3,692,431
Cloud Peak Energy	194,180	[a]	3,514,658
Gulfport Energy	155,280	[a]	4,854,053
Matrix Service	96,750	[a]	1,022,647
McDermott International	352,900	[a]	4,312,438

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Energy (continued)
OYO Geospace	30,120	[a]	3,686,989
Tesco	297,710	[a]	3,179,543
Unit	107,930	[a]	4,479,095
			28,741,854
Exchange-Traded Funds—.5%
iShares Russell 2000 Value Index Fund	29,520		2,182,709
Food & Staples Retailing—2.2%
Casey’s General Stores	67,193		3,839,408
Harris Teeter Supermarkets	125,950		4,891,898
Spartan Stores	98,870		1,513,700
			10,245,006
Food, Beverage & Tobacco—1.9%
Dole Food	99,490	[a,b]	1,395,845
Flowers Foods	140,090		2,827,016
Lancaster Colony	27,690	[b]	2,028,292
Sanderson Farms	53,810	[b]	2,387,550
			8,638,703
Health Care Equipment & Services—5.9%
Haemonetics	55,550	[a]	4,455,110
Hanger	161,410	[a]	4,605,027
HealthSouth	226,450	[a]	5,448,387
ICU Medical	52,960	[a]	3,203,021
LifePoint Hospitals	123,810	[a]	5,296,592
Natus Medical	58,760	[a]	767,993
Omnicell	225,600	[a]	3,135,840
			26,911,970
Insurance—3.3%
First American Financial	268,660		5,821,862
ProAssurance	34,600		3,129,224
Protective Life	159,610		4,183,378
RLI	27,950		1,863,147
			14,997,611
Materials—7.1%
AMCOL International	108,300	[b]	3,669,204
Buckeye Technologies	82,660		2,650,080

10

Common Stocks (continued)	Shares		Value ($)
Materials (continued)
Carpenter Technology	107,040		5,600,333
Coeur d’Alene Mines	163,860	[a]	4,724,084
Cytec Industries	95,330		6,246,022
KapStone Paper and Packaging	134,050	[a]	3,001,379
Louisiana-Pacific	324,800	[a]	4,060,000
Packaging Corp. of America	74,230		2,694,549
			32,645,651
Media—2.1%
DreamWorks Animation SKG, Cl. A	176,760	[a,b]	3,399,095
Meredith	103,630	[b]	3,627,050
Sinclair Broadcast Group, Cl. A	210,620		2,361,050
			9,387,195
Pharmaceuticals,
Biotech & Life Sciences—.7%
Salix Pharmaceuticals	77,080	[a]	3,263,567
Real Estate—5.2%
DCT Industrial Trust	752,120	[c]	4,866,216
First Potomac Realty Trust	244,690	[c]	3,151,607
Getty Realty	103,140	[b,c]	1,851,363
LaSalle Hotel Properties	157,140	[c]	4,194,067
National Health Investors	87,960	[c]	4,524,662
Pebblebrook Hotel Trust	164,560	[c]	3,849,058
Urstadt Biddle Properties, Cl. A	66,000	[c]	1,335,180
			23,772,153
Retailing—5.6%
Aeropostale	219,560	[a]	2,970,647
Big 5 Sporting Goods	75,620	[b]	752,419
Children’s Place Retail Stores	68,840	[a]	4,130,400
Express	206,370	[a]	3,058,403
Finish Line, Cl. A	181,000		4,115,940
GameStop, Cl. A	126,290	[b]	2,652,090
OfficeMax	184,440		1,440,476
PEP Boys-Manny Moe & Jack	275,280	[b]	2,802,350
Saks	378,460	[a,b]	3,901,923
			25,824,648

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Semiconductors & Semiconductor
Equipment—3.0%
ATMI	148,580	[a]	2,759,131
Kulicke & Soffa Industries	223,470	[a]	2,324,088
MKS Instruments	99,390		2,533,451
Semtech	127,940	[a]	3,217,691
Teradyne	210,180	[a]	2,988,760
			13,823,121
Software & Services—4.6%
CoreLogic	245,780	[a]	6,520,543
MAXIMUS	69,750		4,165,470
Monotype Imaging Holdings	238,990		3,725,854
NetScout Systems	61,550	[a]	1,570,141
Parametric Technology	72,050	[a]	1,570,690
Take-Two Interactive Software	349,280	[a]	3,642,990
			21,195,688
Technology Hardware & Equipment—5.4%
Cognex	73,440		2,539,555
Extreme Networks	577,440	[a]	1,928,650
FARO Technologies	50,850	[a]	2,101,122
FEI	48,200		2,578,700
IPG Photonics	22,080	[a,b]	1,265,184
Ixia	269,580	[a]	4,332,151
NETGEAR	94,940	[a]	3,621,012
Synaptics	79,990	[a,b]	1,921,360
Vishay Intertechnology	442,530	[a]	4,350,070
			24,637,804
Transportation—.9%
Atlas Air Worldwide Holdings	75,750	[a]	3,910,972
Utilities—4.3%
El Paso Electric	95,460		3,269,505
Hawaiian Electric Industries	162,340		4,271,165
NorthWestern	113,210		4,101,598
Portland General Electric	156,860		4,241,494
WGL Holdings	94,580		3,806,845
			19,690,607
Total Common Stocks
(cost $411,274,677)			454,732,996

12

Other Investment—.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,254,987)	3,254,987 [d]	3,254,987

Investment of Cash Collateral
for Securities Loaned—7.7%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $35,302,764)	35,302,764 [d]	35,302,764

Total Investments (cost $449,832,428)	107.9%	493,290,747
Liabilities, Less Cash and Receivables	(7.9%)	(36,110,438)
Net Assets	100.0%	457,180,309

a Non-income producing security.
b Security, or portion thereof, on loan.At September 30, 2012, the value of the fund’s securities on loan was
$34,122,297 and the value of the collateral held by the fund was $35,302,764.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Banks	15.1	Semiconductors &
Money Market Investments	8.4	Semiconductor Equipment	3.0
Materials	7.1	Diversified Financials	2.9
Consumer Durables & Apparel	6.5	Automobiles & Components	2.5
Energy	6.3	Consumer Services	2.2
Health Care Equipment & Services	5.9	Food & Staples Retailing	2.2
Commercial & Professional Services	5.8	Media	2.1
Retailing	5.6	Food, Beverage & Tobacco	1.9
Capital Goods	5.5	Transportation	.9
Technology Hardware & Equipment	5.4	Pharmaceuticals,
Real Estate	5.2	Biotech & Life Sciences	.7
Software & Services	4.6	Exchange-Traded Funds	.5
Utilities	4.3
Insurance	3.3		107.9

† Based on net assets.
See notes to financial statements.

The Fund	13

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $34,122,297)—Note 1(b):
Unaffiliated issuers	411,274,677	454,732,996
Affiliated issuers	38,557,751	38,557,751
Cash		363,343
Receivable for investment securities sold		5,115,814
Dividends and securities lending income receivable		429,929
Receivable for shares of Beneficial Interest subscribed		1,194
Prepaid expenses		12,040
		499,213,067
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		330,459
Due to Administrator—Note 3(a)		16,688
Liability for securities on loan—Note 1(b)		35,302,764
Payable for investment securities purchased		5,352,059
Payable for shares of Beneficial Interest redeemed		871,648
Accrued expenses		159,140
		42,032,758
Net Assets ($)		457,180,309
Composition of Net Assets ($):
Paid-in capital		409,687,220
Accumulated undistributed investment income—net		1,765,884
Accumulated net realized gain (loss) on investments		2,268,886
Accumulated net unrealized appreciation
(depreciation) on investments		43,458,319
Net Assets ($)		457,180,309
Class I Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		17,822,913
Net Asset Value, offering and redemption price per share ($)		25.65

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended September 30, 2012

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	6,644,453
Affiliated issuers	5,527
Income from securities lending—Note 1(b)	305,680
Total Income	6,955,660
Expenses:
Investment advisory fee—Note 3(a)	3,557,869
Shareholder servicing costs—Note 3(b)	410,061
Administation fees—Note 3(a)	124,502
Professional fees	87,153
Trustees’ fees and expenses—Note 3(c)	42,206
Custodian fees—Note 3(b)	41,831
Prospectus and shareholders’ reports	26,988
Registration fees	22,132
Loan commitment fees—Note 2	3,127
Interest expense—Note 2	1,806
Miscellaneous	24,964
Total Expenses	4,342,639
Less—reduction in fees due to earnings credits—Note 3(b)	(97)
Net Expenses	4,342,542
Investment Income—Net	2,613,118
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	50,162,892
Net unrealized appreciation (depreciation) on investments	79,769,872
Net Realized and Unrealized Gain (Loss) on Investments	129,932,764
Net Increase in Net Assets Resulting from Operations	132,545,882

See notes to financial statements.

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2012	2011
Operations ($):
Investment income—net	2,613,118	2,753,886
Net realized gain (loss) on investments	50,162,892	36,131,352
Net unrealized appreciation
(depreciation) on investments	79,769,872	(62,052,604)
Net Increase (Decrease) in Net Assets
Resulting from Operations	132,545,882	(23,167,366)
Dividends to Shareholders from ($):
Investment income—net	(1,739,010)	(2,299,813)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	86,806,574	65,411,759
Dividends reinvested	1,557,770	1,902,141
Cost of shares redeemed	(134,166,729)	(162,063,464)[a]
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(45,802,385)	(94,749,564)
Total Increase (Decrease) in Net Assets	85,004,487	(120,216,743)
Net Assets ($):
Beginning of Period	372,175,822	492,392,565
End of Period	457,180,309	372,175,822
Undistributed investment income—net	1,765,884	1,638,623
Capital Share Transactions (Shares):
Shares sold	3,618,290	2,957,882
Shares issued for dividends reinvested	72,964	83,795
Shares redeemed	(5,649,733)	(7,194,347)
Net Increase (Decrease) in Shares Outstanding	(1,958,479)	(4,152,670)

a Includes redemption-in-kind amounting to $25,413,113.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Class I Shares	2012	2011	2010	2009 [a]	2008
Per Share Data ($):
Net asset value, beginning of period	18.81	20.57	18.54	19.85	25.26
Investment Operations:
Investment income—net[b]	.14	.13	.10	.11	.18
Net realized and unrealized
gain (loss) on investments	6.79	(1.79)	1.99	(1.31)	(3.95)
Total from Investment Operations	6.93	(1.66)	2.09	(1.20)	(3.77)
Distributions:
Dividends from investment income—net	(.09)	(.10)	(.06)	(.11)	(.19)
Dividends from net realized
gain on investments	—	—	—	—	(1.45)
Total Distributions	(.09)	(.10)	(.06)	(.11)	(1.64)
Net asset value, end of period	25.65	18.81	20.57	18.54	19.85
Total Return (%)	36.95	(8.14)	11.27	(5.83)	(15.38)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.98	.96	.93	.97	.93
Ratio of net expenses
to average net assets	.98	.96	.93	.97	.93
Ratio of net investment income
to average net assets	.59	.57	.52	.76	.85
Portfolio Turnover Rate	88.54	66.51	79.47	82.04	73
Net Assets, end of period ($ x 1,000)	457,180	372,176	492,393	458,499	504,373

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.

See notes to financial statements.

The Fund	17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Value Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective is to seek long-term growth of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.

Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Service Plan fees. Class I shares are offered without a front-end sales charge or a contingent deferred sales charge.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and

18

assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer

20

or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	452,550,287	—	—	452,550,287
Exchange-
Traded Funds	2,182,709	—	—	2,182,709
Mutual Funds	38,557,751	—	—	38,557,751

† See Statement of Investments for additional detailed categorizations.

At September 30, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collat-

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

eral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2012, The Bank of New York Mellon earned $101,893 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended September 30, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	9/30/2011	($)	Purchases ($)	Sales ($)	9/30/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	3,302,281		176,802,861	176,850,155	3,254,987.7
Dreyfus
Institutional
Cash
Advantage
Fund	94,767,134		214,243,386	273,707,756	35,302,764		7.7
Total	98,069,415		391,046,247	450,557,911	38,557,751		8.4

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually,

22

but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,268,272, undistributed capital gains $3,126,257 and unrealized appreciation $43,098,560.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2012 and September 30, 2011 were as follows: ordinary income $1,739,010 and $2,299,813, respectively.

During the period ended September 30, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

investment trusts and recognition of book to tax differences resulting from prior year fund restructure, the fund decreased accumulated undistributed investment income-net by $746,847, increased accumulated net realized gain (loss) on investments by $773,859 and decreased paid-in capital by $27,012. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2012, was approximately $153,000 with a related weighted average annualized interest rate of 1.18%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .80% of the fund’s average daily net assets and is payable monthly.

The fund has an Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative and accounting services for the fund.The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as for related facilities and equipment. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

24

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services.The fund also reimburses Dreyfus for the out-of-pocket expenses expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $124,502 during the period ended September 30, 2012.

(b) The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2012, the fund was charged $20,719 for transfer agency services and $300 for cash management services. Cash management fees were partially offset by earnings credits of $36. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2012, the fund was charged $41,831 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2012, the fund was charged $2,105

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $61.

During the period ended September 30, 2012, the fund was charged $8,384 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $303,358, custodian fees $16,183, Chief Compliance Officer fees $1,991 and transfer agency fees $8,927.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2012, amounted to $388,015,127 and $433,145,826, respectively.

At September 30, 2012, the cost of investments for federal income tax purposes was $450,192,187; accordingly, accumulated net unrealized appreciation on investments was $43,098,560, consisting of $59,503,371 gross unrealized appreciation and $16,404,811 gross unrealized depreciation.

26

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dreyfus/The Boston Company Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Small CapValue Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Small CapValue Fund as of September 30, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 28, 2012

The Fund	27

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $1,739,010 as ordinary income dividends paid during the year ended September 30, 2012 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended September 30, 2012 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

28

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
Francine J. Bovich (61)
Board Member (2011)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 31
———————
James M. Fitzgibbons (78)
Board Member (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)
No. of Portfolios for which Board Member Serves: 31
———————
Kenneth A. Himmel (66)
Board Member (2008)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

The Fund	29

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Stephen J. Lockwood (65)
Board Member (2008)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (62)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 41
———————
Benaree Pratt Wiley (66)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 64
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

30

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

The Fund	31

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

32

For More Information

Ticker Symbol: STSVX

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus/The Boston
Company Small/Mid Cap
Growth Fund

ANNUAL REPORT September 30, 2012

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
21	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Important Tax Information
34	Board Members Information
36	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Small/Mid Cap
Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus/The Boston Company Small/Mid Cap Growth Fund covers the 12-month period from October 1, 2011, through September 30, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. equities proved unusually volatile over the past year, as prices rose and fell according to investors’ changing expectations of global and domestic economic conditions.And while the pace of U.S. economic growth has been relatively consistent, it has progressed at about half the average rate achieved in prior recoveries. Overseas, Europe has remained under severe economic pressure due to a persistent debt crisis and austerity-oriented fiscal policies adopted by many governments. In Japan, a strengthening currency dampened export activity and economic growth. The emerging markets have posted a slower rate of growth, reducing demand for industrial commodities and other goods and services.

The sustained-but-subpar U.S. expansion appears likely to continue over the foreseeable future.Across the international markets though, on one hand the global economy has responded to a variety of stimulative measures, most notably aggressively accommodative monetary policies in most major markets. On the other hand, headwinds emanating from Europe and China may continue to weigh on economic growth and investor sentiment. Indeed, the ability of governments and economic policymakers to address these issues could go a long way toward shaping the 2013 market environment. As always, we urge you to speak regularly with your financial advisor to discuss how changing global economic conditions may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2011, through September 30, 2012, as provided by Todd Wakefield and B. Randall Watts, Jr., Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2012, Dreyfus/The Boston Company Small/Mid Cap Growth Fund’s Class A shares produced a total return of 32.36%, Class C shares returned 31.21% and Class I shares returned 32.81%.1 In comparison, the fund’s benchmark, the Russell 2500 Growth Index (the “Index”), produced a total return of 29.52% for the same period.2

Improving economic sentiment drove small- and midcap stocks higher as market declines during the spring of 2012 were more than offset by gains at other times of the reporting period.The fund produced higher returns than its benchmark, largely due to the success of our security selection strategy in seven of the 10 market sectors represented in the benchmark.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap and midcap U.S. companies with market capitalizations, at the time of purchase, equal to or less than the total market capitalization of the largest company in the Index.When choosing stocks, we seek to identify high-quality small-cap and midcap companies with rapid current or expected earnings or revenue growth.We employ fundamental research to identify companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth.We also may invest in companies that our research indicates will experience accelerating revenues and expanding operating margins.

Markets Reacted to Shifting Macroeconomic Developments

The reporting period began in the immediate wake of a major stock market decline. One credit-rating agency’s downgrade of long-term U.S. government debt, an intensifying debt crisis in Europe and inflation-fighting programs in China had triggered a flight away from stocks and other risky assets. Fortunately, better U.S. economic data and new remedial measures from European and Chinese policymakers sparked a rebound in October 2011, and U.S. equity markets stabilized during the fall.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

By the beginning of 2012, U.S. stocks were rallying amid domestic employment gains, a quantitative easing program in Europe and less restrictive monetary and fiscal policies in China. Investors grew more tolerant of risks, focusing more intently on company fundamentals and less on macroeconomic news. However, these positive influences were called into question during the spring, when U.S. employment gains slowed, measures designed to relieve fiscal pressures in Europe encountered resistance, and the Chinese economy remained sluggish. The summer saw the market rally resume amid more encouraging macroeconomic news, and the Russell 2500 Growth Index ended the reporting period with substantial gains.

Security Selection Strategies Enhanced Returns

The fund’s investment approach proved effective during the reporting period, producing above-average returns in seven of 10 market sectors in the benchmark. The consumer discretionary sector generated especially attractive results, as movie studio Lions Gate Entertainment broke box office records with its Hunger Games release. Fashion accessories seller Michael Kors Holdings achieved better-than-expected earnings due to robust sales of watches, which drove additional traffic to the brand. Apparel maker Under Armour, Cl. A improved its product mix, helping to boost earnings. Retailer Urban Outfitters gained value through a renewed focus on merchandising and e-commerce.

In the information technology sector, semiconductor manufacturer Mellanox Technologies benefited from positive trends pertaining to data center upgrades and cloud computing. Another semiconductor company, Skyworks Solutions, advanced along with the popularity of mobile technologies, including smartphones and tablet computers. Storage and networking specialist LSI Corp. gained market share and increased the future guidance it provides to analysts. Network solutions provider Aruba Networks reported strong bookings growth and higher profit margins.Among energy companies, Plains Exploration & Production reduced costs, strengthened its balance sheet and ramped up production. Brigham Exploration agreed to be acquired by a larger rival at a significant premium. Oil States International encountered greater demand from projects in Canada and Australia.

Disappointments during the reporting period included the health care sector, where eye care specialist The Cooper Companies was pressured by safety recalls affecting its

4

products, and medical information systems provider Allscripts Healthcare Solutions struggled with legal issues and changes to a key contract. In the financials sector, pawn broker First Cash Financial Services stumbled due to slowing growth in Mexico.

Maintaining a Constructive Investment Posture

Although macroeconomic uncertainties remain over the near term, we are optimistic about the longer term prospects for small- and midcap stocks. Lower interest rates and reduced borrowing costs for businesses, consumers and homebuyers are expected to further stimulate economic growth; however this will likely occur at a more modest pace relative to the first two rounds of easing. Despite the Fed’s accommodative actions, we continue to face many of the same headwinds that have persisted throughout the year: weak employment trends, uncertainty surrounding the November elections, and future fiscal policy. Businesses appear to remain reluctant to spend in the face of these issues.The lack of confidence has contained additional hiring, capital expenditures, etc. while cash continues to build on company balance sheets. Although macro headline risks may continue to cause near-term market volatility, we continue to utilize a long-term view and remain focused on the strategy’s disciplined research-driven investment approach.

October 15, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger more established companies.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — The Russell 2500 Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies (the 2,500 smallest companies in the Russell 3000 Index, which is composed of the 3,000 largest U. S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s
Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus/The Boston Company Small/Mid Cap Growth Fund on 9/30/02 to a $10,000 investment made in the Russell 2500 Growth Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index that measures the performance of those Russell 2500 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/12

	Inception
	Date	1	Year	5 Years		10 Years
Class A shares
with maximum sales charge (5.75%)	3/31/09	24.75%		2.95	%††	11.86	%††
without sales charge	3/31/09	32.36%		4.18	%††	12.52	%††
Class C shares
with applicable redemption charge †	3/31/09	30.21%		3.47	%††	12.14	%††
without redemption	3/31/09	31.21%		3.47	%††	12.14	%††
Class I shares	1/1/88	32.81%		4.37%		12.63%
Russell 2500 Growth Index		29.52%		3.26%		11.24%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small/Mid Cap Growth Fund from April 1, 2012 to September 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.38	$9.68	$3.92
Ending value (after expenses)	$1,010.90	$1,006.60	$1,012.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.40	$9.72	$3.94
Ending value (after expenses)	$1,019.65	$1,015.35	$1,021.10

† Expenses are equal to the fund’s annualized expense ratio of 1.07% for Class A, 1.93% for Class C and .78%
for Class I , multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

September 30, 2012

Common Stocks—98.0%	Shares		Value ($)
Banks—.7%
Prosperity Bancshares	106,700		4,547,554
Capital Goods—11.6%
AMETEK	230,624		8,175,621
B/E Aerospace	137,423	[a]	5,785,508
Crane	116,270		4,642,661
EMCOR Group	174,080		4,968,243
Fortune Brands Home & Security	195,180	[a]	5,271,812
Hexcel	248,590	[a]	5,971,132
IDEX	147,600		6,165,252
Jacobs Engineering Group	309,380	[a]	12,508,233
Middleby	40,580	[a]	4,692,671
Roper Industries	45,375		4,986,259
Teledyne Technologies	99,140	[a]	6,284,485
Triumph Group	99,600		6,227,988
			75,679,865
Commercial & Professional Services—2.1%
Corporate Executive Board	131,802		7,068,541
RPX	64,921	[a]	727,764
Waste Connections	187,443		5,670,151
			13,466,456
Consumer Durables & Apparel—4.5%
Harman International Industries	146,670		6,770,287
Jarden	127,560		6,740,270
SodaStream International	145,660	[a,b]	5,705,502
Steven Madden	133,050	[a]	5,816,946
Under Armour, Cl. A	82,310	[a,b]	4,595,367
			29,628,372
Consumer Services—4.5%
BJ’s Restaurants	123,970	[a,b]	5,622,040
Bloomin’ Brands	313,865		5,163,079
Buffalo Wild Wings	67,380	[a]	5,777,161
Cheesecake Factory	151,590		5,419,343
Six Flags Entertainment	125,240		7,364,112
			29,345,735

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Diversified Financials—.7%
Affiliated Managers Group	40,470	[a]	4,977,810
Energy—5.5%
Dril-Quip	112,650	[a]	8,097,282
Exterran Holdings	65,624	[a]	1,330,855
Oil States International	93,844	[a]	7,456,844
Plains Exploration & Production	135,216	[a]	5,066,544
QEP Resources	215,230		6,814,182
Whiting Petroleum	145,300	[a]	6,884,314
			35,650,021
Exchange-Traded Funds—5.5%
iShares Russell 2000 Growth Index Fund	320,020	[b]	30,597,112
iShares Russell 2000 Index Fund	62,280		5,196,643
			35,793,755
Food & Staples Retailing—3.8%
Casey’s General Stores	133,900		7,651,046
Harris Teeter Supermarkets	110,770		4,302,307
United Natural Foods	107,030	[a]	6,255,903
Whole Foods Market	69,860		6,804,364
			25,013,620
Food, Beverage & Tobacco—.7%
Monster Beverage	85,490	[a]	4,630,138
Health Care Equipment & Services—8.3%
ABIOMED	197,590	[a,b]	4,147,414
AmerisourceBergen	92,170		3,567,901
Catamaran	105,547	[a]	10,340,440
Centene	155,700	[a]	5,824,737
HMS Holdings	193,660	[a]	6,474,054
Hologic	189,447	[a]	3,834,407
MEDNAX	94,540	[a]	7,038,503
Universal Health Services, Cl. B	185,990		8,505,323
WellCare Health Plans	75,310	[a]	4,258,780
			53,991,559
Materials—2.8%
Agnico-Eagle Mines	105,790		5,488,385
Cytec Industries	107,090		7,016,537
Innophos Holdings	115,120		5,582,169
			18,087,091

10

Common Stocks (continued)	Shares		Value ($)
Media—3.0%
DreamWorks Animation SKG, Cl. A	299,390	[a,b]	5,757,270
Interpublic Group of Cos	558,850		6,214,412
Lions Gate Entertainment	485,095	[a,b]	7,407,401
			19,379,083
Pharmaceuticals, Biotech & Life Sciences—10.2%
Alexion Pharmaceuticals	88,460	[a]	10,119,824
Alkermes	344,330	[a]	7,144,848
ARIAD Pharmaceuticals	284,600	[a]	6,894,435
Charles River Laboratories International	53,350	[a]	2,112,660
Cubist Pharmaceuticals	157,870	[a]	7,527,242
Incyte	192,810	[a,b]	3,480,221
Jazz Pharmaceuticals	102,130	[a]	5,822,431
Nektar Therapeutics	88,510	[a,b]	945,287
Onyx Pharmaceuticals	111,670	[a]	9,436,115
Pharmacyclics	84,340	[a,b]	5,439,930
Salix Pharmaceuticals	91,240	[a]	3,863,102
Vivus	202,650	[a,b]	3,611,223
			66,397,318
Real Estate—1.8%
LaSalle Hotel Properties	162,950	[c]	4,349,135
Mid-America Apartment Communities	110,740	[c]	7,232,429
			11,581,564
Retailing—7.4%
American Eagle Outfitters	285,700		6,022,556
Dick’s Sporting Goods	157,970		8,190,745
Groupon	670,658	[b]	3,192,332
LKQ	263,840	[a]	4,881,040
Netflix	81,470	[a,b]	4,435,227
Rent-A-Center	217,850		7,642,178
Urban Outfitters	376,120	[a]	14,127,067
			48,491,145
Semiconductors & Semiconductor
Equipment—2.8%
Entegris	525,890	[a]	4,275,486
PMC-Sierra	795,830	[a]	4,488,481
Skyworks Solutions	401,300	[a]	9,456,634
			18,220,601

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Software & Services—13.0%
Akamai Technologies	330,180	[a]	12,632,687
Electronic Arts	234,721	[a]	2,978,609
ExlService Holdings	178,170	[a]	5,256,015
Jive Software	597,720	[b]	9,390,181
MAXIMUS	121,180		7,236,870
Mentor Graphics	557,830	[a]	8,635,208
Millennial Media	326,620	[b]	4,686,997
Nuance Communications	341,280	[a]	8,494,459
Synopsys	321,660	[a]	10,621,213
Total System Services	194,480		4,609,176
Vantiv, Cl. A	476,320		10,264,696
			84,806,111
Technology Hardware & Equipment—7.9%
Arris Group	476,150	[a]	6,089,959
Aruba Networks	519,650	[a,b]	11,684,330
F5 Networks	94,380	[a]	9,881,586
NETGEAR	236,670	[a]	9,026,594
Riverbed Technology	423,620	[a]	9,857,637
Vishay Intertechnology	486,970	[a]	4,786,915
			51,327,021
Transportation—1.2%
Con-way	126,970		3,475,169
Werner Enterprises	195,810		4,184,460
			7,659,629
Total Common Stocks
(cost $539,182,037)			638,674,448

Other Investment—2.3%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $14,704,904)	14,704,904	[d]	14,704,904

12

Investment of Cash Collateral
for Securities Loaned—12.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $82,390,227)	82,390,227 [d]	82,390,227
Total Investments (cost $636,277,168)	112.9%	735,769,579
Liabilities, Less Cash and Receivables	(12.9%)	(84,025,822)
Net Assets	100.0%	651,743,757

a Non-income producing security.
b Security, or portion thereof, on loan.At September 30, 2012, the value of the fund’s securities on loan was
$81,007,427 and the value of the collateral held by the fund was $82,596,658, consisting of cash collateral of
$82,390,227 and U.S Government & Agency securities valued at $206,431.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Money Market Investments	14.9	Food & Staples Retailing	3.8
Software & Services	13.0	Media	3.0
Capital Goods	11.6	Materials	2.8
Pharmaceuticals,		Semiconductors &
Biotech & Life Sciences	10.2	Semiconductor Equipment	2.8
Health Care Equipment & Services	8.3	Commercial & Professional Services	2.1
Technology Hardware & Equipment	7.9	Real Estate	1.8
Retailing	7.4	Transportation	1.2
Energy	5.5	Banks	.7
Exchange-Traded Funds	5.5	Diversified Financials	.7
Consumer Durables & Apparel	4.5	Food, Beverage & Tobacco	.7
Consumer Services	4.5		112.9

† Based on net assets.
See notes to financial statements.

The Fund	13

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $81,007,427)—Note 1(b):
Unaffiliated issuers		539,182,037	638,674,448
Affiliated issuers		97,095,131	97,095,131
Cash			348,904
Receivable for investment securities sold			9,067,007
Dividends and securities lending income receivable			663,466
Receivable for shares of Beneficial Interest subscribed			146,742
Prepaid expenses			31,016
			746,026,714
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			396,345
Due to Administrator—Note 3(a)			17,138
Liability for securities on loan—Note 1(b)			82,390,227
Payable for investment securities purchased			11,059,266
Payable for shares of Beneficial Interest redeemed			204,420
Accrued expenses			215,561
			94,282,957
Net Assets ($)			651,743,757
Composition of Net Assets ($):
Paid-in capital			528,977,351
Accumulated undistributed Investment income—net			59,887
Accumulated net realized gain (loss) on investments			23,214,108
Accumulated net unrealized appreciation
(depreciation) on investments			99,492,411
Net Assets ($)			651,743,757

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	135,903,918	1,892,730	513,947,109
Shares Outstanding	8,590,725	124,036	32,169,280
Net Asset Value Per Share ($)	15.82	15.26	15.98

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended September 30, 2012

Investment Income ($):
Income:
Cash dividends (net of $3,174 foreign taxes withheld at source):
Unaffiliated issuers	3,638,076
Affiliated issuers	11,836
Income from securities lending—Note 1(b)	450,584
Total Income	4,100,496
Expenses:
Investment advisory fee—Note 3(a)	3,456,200
Shareholder servicing costs—Note 3(c)	937,661
Administration fee—Note 3(a)	124,502
Professional fees	103,803
Prospectus and shareholders’ reports	88,535
Registration fees	62,822
Trustees’ fees and expenses—Note 3(d)	49,970
Custodian fees—Note 3(c)	29,498
Distribution fees—Note 3(b)	10,754
Loan commitment fees—Note 2	4,917
Miscellaneous	25,942
Total Expenses	4,894,604
Less—reduction in fees due to earnings credits—Note 3(c)	(544)
Net Expenses	4,894,060
Investment (Loss)—Net	(793,564)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	61,828,019
Net unrealized appreciation (depreciation) on investments	89,852,268
Net Realized and Unrealized Gain (Loss) on Investments	151,680,287
Net Increase in Net Assets Resulting from Operations	150,886,723

See notes to financial statements.

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2012	2011
Operations ($):
Investment (loss)—net	(793,564)	(1,080,275)
Net realized gain (loss) on investments	61,828,019	54,634,136
Net unrealized appreciation
(depreciation) on investments	89,852,268	(32,974,637)
Net Increase (Decrease) in Net Assets
Resulting from Operations	150,886,723	20,579,224
Dividends to Shareholders from ($):
Net realized gain on investments:
Class A Shares	(9,565,986)	—
Class C Shares	(104,974)	—
Class I Shares	(30,683,649)	—
Total Dividends	(40,354,609)	—
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	15,462,347	6,956,002
Class C Shares	698,964	102,958
Class I Shares	138,633,294	102,128,527
Dividends reinvested:
Class A Shares	9,182,151	—
Class C Shares	82,604	—
Class I Shares	25,334,493	—
Cost of shares redeemed:
Class A Shares	(20,987,457)	(13,693,679)
Class C Shares	(271,011)	(125,270)
Class I Shares	(77,149,414)	(67,735,285)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	90,985,971	27,633,253
Total Increase (Decrease) in Net Assets	201,518,085	48,212,477
Net Assets ($):
Beginning of Period	450,225,672	402,013,195
End of Period	651,743,757	450,225,672
Undistributed investment income—net	59,887	—

16

	Year Ended September 30,
	2012	2011
Capital Share Transactions:
Class A
Shares sold	1,025,580	476,874
Shares issued for dividends reinvested	664,423	—
Shares redeemed	(1,414,132)	(957,046)
Net Increase (Decrease) in Shares Outstanding	275,871	(480,172)
Class C
Shares sold	47,416	7,212
Shares issued for dividends reinvested	6,151	—
Shares redeemed	(18,532)	(8,690)
Net Increase (Decrease) in Shares Outstanding	35,035	(1,478)
Class I
Shares sold	9,282,049	7,087,450
Shares issued for dividends reinvested	1,820,007	—
Shares redeemed	(5,125,390)	(4,737,304)
Net Increase (Decrease) in Shares Outstanding	5,976,666	2,350,146

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Class A Shares	2012	2011	2010	2009 [a]
Per Share Data ($):
Net asset value, beginning of period	12.95	12.26	11.10	8.36
Investment Operations:
Investment (loss)—net[b]	(.06)	(.06)	(.04)	(.02)
Net realized and unrealized
gain (loss) on investments	4.08	.75	1.20	2.76
Total from Investment Operations	4.02	.69	1.16	2.74
Distributions:
Dividends from net realized
gain on investments	(1.15)	—	—	—
Net asset value, end of period	15.82	12.95	12.26	11.10
Total Return (%)[c]	32.36	5.63	10.45	32.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08	1.09	1.12	1.26
Ratio of net expenses to average net assets	1.08	1.09	1.12	1.25
Ratio of net investment (loss)
to average net assets	(.37)	(.45)	(.35)	(.37)
Portfolio Turnover Rate	153.75	180.82	191.46	278.73
Net Assets, end of period ($ x 1,000)	135,904	107,696	107,796	186

a From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.

See notes to financial statements.

18

		Year Ended September 30,
Class C Shares	2012	2011	2010	2009 [a]
Per Share Data ($):
Net asset value, beginning of period	12.63	12.06	11.05	8.36
Investment Operations:
Investment (loss)—net[b]	(.18)	(.18)	(.13)	(.06)
Net realized and unrealized
gain (loss) on investments	3.96	.75	1.14	2.75
Total from Investment Operations	3.78	.57	1.01	2.69
Distributions:
Dividends from net realized
gain on investments	(1.15)	—	—	—
Net asset value, end of period	15.26	12.63	12.06	11.05
Total Return (%)[c]	31.21	4.73	9.14	32.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.97	1.95	1.99	2.16
Ratio of net expenses to average net assets	1.97	1.95	1.99	2.00
Ratio of net investment (loss)
to average net assets	(1.24)	(1.31)	(1.21)	(1.20)
Portfolio Turnover Rate	153.75	180.82	191.46	278.73
Net Assets, end of period ($ x 1,000)	1,893	1,124	1,091	13

a From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.

See notes to financial statements.

The Fund	19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
Class I Shares	2012	2011	2010	2009 [a]	2008
Per Share Data ($):
Net asset value, beginning of period	13.03	12.29	11.10	11.97	17.66
Investment Operations:
Investment (loss)—net[b]	(.01)	(.02)	(.01)	(.00)[c]	(.02)
Net realized and unrealized
gain (loss) on investments	4.11	.76	1.20	(.87)	(1.93)[d]
Total from Investment Operations	4.10	.74	1.19	(.87)	(1.95)
Distributions:
Dividends from investment income—net	—	—	—	—	(.01)
Dividends from net realized
gain on investments	(1.15)	—	—	—	(3.73)
Total Distributions	(1.15)	—	—	—	(3.74)
Net asset value, end of period	15.98	13.03	12.29	11.10	11.97
Total Return (%)	32.81	6.02	10.72	(7.27)	(14.32)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.78	.77	.81	.93	1.11
Ratio of net expenses
to average net assets	.78	.77	.81	.93	1.00
Ratio of net investment (loss)
to average net assets	(.07)	(.14)	(.05)	(.01)	(.15)
Portfolio Turnover Rate	153.75	180.82	191.46	278.73	201.00
Net Assets, end of period ($ x 1,000)	513,947	341,406	293,126	168,631	90,267

a The fund changed to a multiple class fund on March 31, 2009.The existing shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
d Amount included litigation proceeds received by the fund of $.01 per share for the year ended September 30, 2008.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund.The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I shares. Class A and Class C shares are sold primarily to retail investors through intermediaries and bear a distribution fee and/or shareholder services fee. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

22

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securi-

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

ties and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board ofTrustees (the“Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic
Common Stocks†	591,686,806	—	—	591,686,806
Equity Securities—Foreign
Common Stocks†	11,193,887	—	—	11,193,887
Exchange—
Traded Funds	35,793,755	—	—	35,793,755
Mutual Funds	97,095,131	—	—	97,095,131

†	See Statement of Investments for additional detailed categorizations.

24

At September 30, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2012,The Bank of New York Mellon earned $150,194 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended September 30, 2012 were as follows:

Affiliated
Investment	Value			Value	Net
Company	9/30/2011 ($)	Purchases ($)	Sales ($)	9/30/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	7,666,191	252,012,982	244,974,269	14,704,904	2.3

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

Affiliated
Investment	Value			Value	Net
Company	9/30/2011 ($)	Purchases ($)	Sales ($)	9/30/2012 ($)	Assets (%)
Dreyfus
Institutional
Cash
Advantage
Fund	94,607,097	472,818,627	485,035,497	82,390,227	12.6
Total	102,273,288	724,831,609	730,009,766	97,095,131	14.9

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $16,744,109,

26

undistributed capital gains $33,561,918, accumulated capital losses $21,906,981 and unrealized appreciation $94,367,360.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2012.As a result of the fund’s April 29, 2010 merger with Dreyfus Discovery Fund, capital losses of $21,906,981 are available to offset future gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation.This acquired capital loss will expire in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2012 and September 30, 2011 were as follows: ordinary income $1,503,681 and $0 and long-term capital gains $38,850,928 and $0, respectively.

During the period ended September 30, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, real estate investment trusts and limited partnerships, the fund increased accumulated undistributed investment income-net by $853,451 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2012, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

The fund has an Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative and accounting services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as for related facilities and equipment. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services.The

28

fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $124,502 during the period ended September 30, 2012.

During the period ended September 30, 2012, the Distributor retained $5,420 from commissions earned on sales of the fund’s Class A shares and $733 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended September 30, 2012, Class C shares were charged $10,754 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2012, Class A and Class C shares were charged $322,353 and $3,585, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2012, the fund was charged $99,677 for transfer agency services and $1,929 for cash management services. Cash management fees were partially offset by earnings credits of $230. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2012, the fund was charged $29,498 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2012, the fund was charged $10,252 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $314.

30

During the period ended September 30, 2012, the fund was charged $8,384 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $320,850, Distribution Plan fees $1,085, Shareholder Services Plan fees $28,403, custodian fees $19,724, Chief Compliance Officer fees $1,991 and transfer agency fees $24,292.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2012, amounted to $912,619,983 and $867,003,110, respectively.

At September 30, 2012, the cost of investments for federal income tax purposes was $641,402,219; accordingly, accumulated net unrealized appreciation on investments was $94,367,360, consisting of $111,088,713 gross unrealized appreciation and $16,721,353 gross unrealized depreciation.

The Fund	31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dreyfus/The Boston Company Small/Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments as of September 30, 2012, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.The financial highlights for the year ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Small/Mid Cap Growth Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 28, 2012

32

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $1,503,681 as ordinary income dividends paid during the year ended September 30, 2012 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.Also, the fund reports the maximum amount allowable but not less than 18.49% of ordinary income dividends paid during the year ended September 30, 2012 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.The fund reports the maximum amount allowable but not less than $1.1110 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.The fund reports the maximum amount allowable but not less than $.0430 per share as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

The Fund	33

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
Francine J. Bovich (61)
Board Member (2011)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 31
———————
James M. Fitzgibbons (78)
Board Member (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)
No. of Portfolios for which Board Member Serves: 31
———————
Kenneth A. Himmel (66)
Board Member (2008)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

34

Stephen J. Lockwood (65)
Board Member (2008)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (62)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 41
———————
Benaree Pratt Wiley (66)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 64
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

The Fund	35

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

36

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

The Fund	37

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus/Standish
Intermediate Tax Exempt
Bond Fund

ANNUAL REPORT September 30, 2012

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
26	Financial Highlights
29	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm
42	Important Tax Information
43	Board Members Information
45	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/Standish
Intermediate Tax Exempt
Bond Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus/Standish Intermediate Tax Exempt Bond Fund covers the 12-month period from October 1, 2011, through September 30, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

     The municipal bond market exhibited heightened volatility over the past year as prices rose and fell according to supply-and-demand factors and investors’ changing expectations of global and domestic economic conditions.While monthly variations in economic data have been pronounced, the longer-term pace of U.S. economic growth has been relatively consistent at about half the average rate achieved in prior recoveries. Even U.S. employment numbers, which have been volatile over short periods, averaged approximately 150,000 new jobs a month so far in 2012, roughly unchanged from the monthly average in 2011.

The sustained but subpar U.S. expansion appears likely to continue over the foreseeable future. On one hand, the economy has responded to a variety of stimulative measures, most notably an aggressively accommodative monetary policy. On the other hand, the prospect of automatic spending cuts and tax hikes scheduled for the end of 2012 has weighed on economic growth by contributing to a temporary postponement of spending decisions among consumers and businesses. Indeed, the ability of the U.S. political system to address both this “fiscal cliff” and long-term deficit reduction could go a long way toward shaping the 2013 market environment.As always, we urge you to speak regularly with your financial advisor to discuss how changing economic conditions may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2011, through September 30, 2012, as provided by Christine Todd, CFA, Steven Harvey and Thomas Casey, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2012, Dreyfus/Standish Intermediate Tax Exempt Bond Fund’s Class A shares produced a total return of 5.19%, Class C shares returned 4.39% and Class I shares returned 5.54%.1 In comparison, the fund’s benchmark, the Barclays 3-, 5-, 7-, 10-Year Municipal Bond Index (the “Index”), provided a total return of 5.43% for the same period.2

Falling long-term interest rates and favorable supply-and-demand dynamics supported municipal bond prices over the reporting period. The fund’s relative returns to the benchmark were mainly due to a focus on longer-term maturities and an emphasis on income-oriented revenue bonds.

The Fund’s Investment Approach

The fund seeks to provide a high level of interest income exempt from federal income tax, while seeking preservation of shareholders’ capital.To pursue this goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal personal income tax.

The fund invests exclusively in fixed-income securities rated, at the time of purchase, investment grade or the unrated equivalent as determined by Dreyfus, with an emphasis on high grade securities.3 The dollar-weighted average effective maturity of the fund’s portfolio generally will be between three and 10 years, but the fund may invest in individual securities of any maturity. We focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting.We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market.We actively trade among various sectors, such as pre-refunded, general obligation and revenue bonds, based on their apparent relative values.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Supply-and-Demand Dynamics Supported Municipal Bonds

Although macroeconomic concerns in the fall of 2011 and the spring of 2012 sparked heightened volatility in most financial markets, municipal bonds generally remained strong during the reporting period, in part due to falling long-term interest rates stemming from quantitative easing and other stimulative measures by the Federal Reserve Board.

Municipal bond prices also responded positively to robust demand as investors sought competitive levels of after-tax income in a low interest-rate environment. Meanwhile, new issuance volumes remained relatively low when political pressure led to less borrowing for capital projects, and municipalities primarily issued new bonds to refinance older debt, resulting in a net decrease in the supply of tax-exempt securities. In this constructive environment, lower-rated and longer maturity municipal bonds that had been punished earlier in 2011 led the market higher, while highly rated and shorter-term securities generally lagged market averages.

From a credit-quality perspective, a number of state governments have taken the difficult steps necessary to reduce or eliminate budget deficits, and a few have achieved surpluses.

Revenue Bonds Buoyed Relative Performance

The fund benefited from overweighted exposure to higher yielding revenue-backed municipal bonds and a corresponding de-emphasis on lower yielding general obligation bonds.The fund received especially robust contributions to relative performance from overweighted exposure to bonds backed by revenues from hospitals, airports, industrial development projects, and the states’ settlement of litigation with U.S. tobacco companies.

The fund’s performance also was aided by a modestly long duration posture, as we favored municipal bonds toward the longer end of the market’s intermediate-maturity spectrum at a time when longer-term yields fell. As holdings neared their final maturities, we typically sold them and redeployed the proceeds into bonds with maturities of eight to 12 years. In addition, we made tactical investments in highly rated, relatively liquid municipal bonds when they declined to levels we considered undervalued. For example, we purchased Illinois general obligation bonds over the summer of 2012 and subsequently sold them at higher prices.

At times during the reporting period, we successfully employed interest rate swaps to take advantage of temporary dislocations in the yield relationship between municipal bonds and U.S.Treasury securities.

Disappointments during the reporting period were relatively limited, concentrated mainly among higher quality, lower yielding market segments, such as securities backed by revenues from essential municipal services. In addition, an underweighted position in callable bonds hindered relative results when such securities fared relatively well in the low interest-rate environment.

Adjusting to Richer Valuations

We have been encouraged by recently improved data, but the U.S. economy remains vulnerable to unexpected shocks and uncertainty regarding future fiscal policies. In addition, higher yielding and longer-maturity bonds have become more richly valued after recent rallies. Consequently, while we have continued to favor revenue-backed municipal bonds over their general obligation counterparts, we remain watchful for opportunities to capture better relative values, and we are prepared to adjust the fund’s strategies accordingly.

October 15, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments of the fund’s other investments.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation, pursuant to an agreement in effect through
February 1, 2014, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 Source: Lipper Inc.
3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

The Fund	5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s
Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus/Standish Intermediate Tax Exempt Bond Fund on 9/30/02 to a $10,000 investment made in the Barclays 3-, 5-, 7-, 10-Year Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an equal-weighted composite of the Barclays 3-Year, 5-Year, 7-Year, and 10-Year Municipal Bond indices, each of which is a broad measure of the performance of investment grade, fixed-rate municipal bonds. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 9/30/12

	Inception
	Date	1 Year	5 Years		10 Years
Class A shares
with maximum sales charge (4.5%)	3/31/09	0.43%	4.06	%††	3.60	%††
without sales charge	3/31/09	5.19%	5.03	%††	4.08	%††
Class C shares
with applicable redemption charge †	3/31/09	3.39%	4.48	%††	3.81	%††
without redemption	3/31/09	4.39%	4.48	%††	3.81	%††
Class I shares	11/2/92	5.54%	5.30%		4.21%
Barclays Capital 3-, 5-, 7-,
10-Year Municipal Bond Index		5.43%	5.79%		4.50%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Standish IntermediateTax Exempt Bond Fund from April 1, 2012 to September 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$4.05	$7.84	$2.28
Ending value (after expenses)	$1,027.30	$1,023.10	$1,029.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$4.05	$7.82	$2.28
Ending value (after expenses)	$1,021.00	$1,017.25	$1,022.75

† Expenses are equal to the fund’s annualized expense ratio of .80% for Class A, 1.55% for Class C and .45%
for Class I, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
September 30, 2012

Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.7%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—.8%
Birmingham Water Works Board,
Water Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.00	1/1/17	1,000,000	1,161,110
Alaska—.8%
Alaska Student Loan Corporation,
Education Loan Revenue	5.25	6/1/14	1,000,000	1,072,000
Arizona—.4%
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.13	7/1/15	545,000	550,254
California—14.5%
California,
Economic Recovery Bonds	5.00	7/1/18	1,500,000	1,839,150
California,
GO (Insured; AMBAC)	6.00	4/1/16	1,000,000	1,182,400
California,
GO (Insured; AMBAC)	6.00	2/1/17	1,000,000	1,215,520
California,
GO (Various Purpose)	5.00	10/1/17	1,500,000	1,789,305
California Health Facilities
Financing Authority, Revenue
(Sutter Health)	5.00	8/15/18	1,030,000	1,236,669
California Housing Finance Agency,
Home Mortgage Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.13	8/1/18	1,250,000	1,323,512
California State Public Works
Board, LR (Judicial Council of
California) (Various Judicial
Council Projects)	5.00	12/1/17	1,015,000	1,194,665
California State University
Trustees, Systemwide Revenue	5.00	11/1/22	1,000,000	1,249,180
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds
(Insured; AMBAC)	5.00	6/1/20	500,000	500,635

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds
(Insured; AMBAC)	4.60	6/1/23	750,000	785,873
Sacramento County,
Airport System Senior Revenue	5.00	7/1/22	1,275,000	1,458,893
San Diego County Water Authority,
Water Revenue	5.00	5/1/21	1,000,000	1,259,550
Southern California Public Power
Authority, Revenue (Canyon
Power Project)	5.00	7/1/22	2,000,000	2,429,040
Southern California Public Power
Authority, Revenue (Windy
Point/Windy Flats Project)	5.00	7/1/23	1,000,000	1,217,780
Tuolumne Wind Project Authority,
Revenue (Tuolumne
Company Project)	5.00	1/1/18	1,000,000	1,189,410
Colorado—.9%
Colorado Housing and Finance
Authority, Single Family
Program Senior and
Subordinate Bonds	6.80	2/1/31	785,000	826,056
Colorado Housing and Finance
Authority, Single Family
Program Senior and Subordinate
Bonds (Collateralized; FHA)	6.60	8/1/32	440,000	470,474
Florida—10.1%
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	3/1/14	1,000,000	1,058,090
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	3/1/15	2,000,000	2,174,760

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Citizens Property Insurance
Corporation, Personal Lines
Account/Commercial Lines
Account Senior Secured Revenue	5.00	6/1/20	1,500,000	1,744,545
Lakeland,
Energy System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	10/1/17	1,000,000	1,187,120
Miami-Dade County,
Aviation Revenue (Miami
International Airport)	5.25	10/1/23	1,000,000	1,195,020
Miami-Dade County,
Water and Sewer System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.25	10/1/19	2,000,000	2,491,140
Orlando Utilities Commission,
Utility System Revenue	5.00	10/1/14	100,000	108,949
Orlando-Orange County Expressway
Authority, Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.00	7/1/18	1,000,000	1,198,170
South Miami Health Facilities
Authority, HR (Baptist Health
South Florida Obligated Group)	5.00	8/15/18	750,000	873,848
Tampa,
Capital Improvement Cigarette
Tax Allocation Revenue (H. Lee
Moffitt Cancer Center Project)	5.00	9/1/23	500,000	597,030
Tampa,
Health System Revenue (BayCare
Health System Issue)	5.00	11/15/18	1,000,000	1,194,550
Georgia—6.7%
Atlanta,
Airport General Revenue	5.00	1/1/16	1,000,000	1,135,670
Atlanta,
Airport General Revenue	5.00	1/1/22	1,000,000	1,159,960
Atlanta,
Water and Wastewater Revenue	6.00	11/1/20	1,000,000	1,291,990

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Georgia (continued)
Georgia State Road and Tollway
Authority, Guaranteed Revenue	5.00	3/1/19	1,175,000	1,467,763
Municipal Electric Authority of
Georgia, GO (Project One
Subordinated Bonds)	5.00	1/1/21	1,000,000	1,216,680
Private Colleges and Universities
Authority, Revenue
(Emory University)	5.00	9/1/16	2,500,000	2,935,750
Hawaii—.8%
Honolulu City and County Board of
Water Supply, Water System
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.00	7/1/14	1,000,000	1,078,030
Illinois—7.4%
Chicago,
General Airport Third Lien
Revenue (Chicago O’Hare
International Airport)
(Insured; Assured Guaranty
Municipal Corp.)	5.00	1/1/20	1,000,000	1,146,580
Chicago,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.50	1/1/19	2,000,000	2,432,760
Cook County Community High School
District Number 219, GO School
Bonds (Insured; FGIC)	7.88	12/1/14	100,000	116,295
Cook County Community High School
District Number 219, GO School
Bonds (Insured; National
Public Finance Guarantee Corp.)	7.88	12/1/14	650,000	749,580
Illinois,
GO	5.00	8/1/22	500,000	579,250
Illinois,
Sales Tax Revenue	5.00	6/15/15	1,000,000	1,121,080
Illinois Finance Authority,
Revenue (DePaul University)	5.00	10/1/16	1,000,000	1,097,610

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Illinois (continued)
Northern Illinois University
Board of Trustees, Auxiliary
Facilities System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	4/1/17	1,500,000	1,694,670
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	5.00	6/1/17	1,000,000	1,138,310
Indiana—2.5%
Indianapolis Local Public
Improvement Bond Bank, Revenue	5.00	6/1/17	1,625,000	1,881,864
Knox County,
EDR (Good Samaritan
Hospital Project)	5.00	4/1/23	1,300,000	1,479,439
Kansas—1.0%
Kansas Development Finance
Authority, Revolving Funds
Revenue (Kansas Department of
Health and Environment)	5.00	3/1/21	1,150,000	1,423,516
Kentucky—.9%
Louisville and Jefferson County
Metropolitan Sewer District,
Sewer and Drainage
System Revenue	5.00	5/15/23	1,000,000	1,242,510
Louisiana—1.2%
Parish of Orleans Parishwide
School District, GO (Insured;
Assured Guaranty Municipal Corp.)	4.00	9/1/14	1,500,000	1,584,840
Maryland—2.1%
Maryland,
GO (State and Local
Facilities Loan)	5.00	8/1/16	1,500,000	1,762,470
Maryland Economic Development
Corporation, EDR (Transportation
Facilities Project)	5.13	6/1/20	1,000,000	1,109,700

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts—5.3%
Boston,
GO	5.00	4/1/22	2,500,000	3,232,425
Massachusetts Department of
Transportation, Metropolitan
Highway System Senior Revenue	5.00	1/1/15	1,500,000	1,643,715
Massachusetts Health and
Educational Facilities
Authority, Revenue (Lahey
Clinic Medical Center Issue)
(Insured; National Public
Finance Guarantee Corp.)	5.00	8/15/14	1,000,000	1,071,700
Massachusetts School Building
Authority, Senior Dedicated
Sales Tax Revenue	5.00	8/15/24	1,000,000	1,261,600
Michigan—4.5%
Detroit,
Sewage Disposal System Second
Lien Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.00	7/1/13	1,000,000	1,022,740
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.25	7/1/19	1,000,000	1,156,190
Detroit School District,
School Building and Site
Improvement Bonds
(Insured; Assured Guaranty
Municipal Corp.)	5.00	5/1/14	1,000,000	1,062,590
Michigan Finance Authority,
Unemployment Obligation
Assessment Revenue	5.00	7/1/21	1,500,000	1,802,775
Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne
County Airport)	5.00	12/1/16	1,000,000	1,136,330
Nebraska—.8%
Nebraska Public Power District,
General Revenue	5.00	1/1/15	1,000,000	1,102,470

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Jersey—3.6%
Higher Education Student
Assistance Authority, Senior
Student Loan Revenue	5.00	12/1/18	1,000,000	1,136,490
New Jersey Economic Development
Authority, Water Facilities
Revenue (New Jersey—American
Water Company, Inc. Project)	5.10	6/1/23	1,000,000	1,138,560
New Jersey Educational Facilities
Authority, Revenue (Rowan
University Issue)	5.00	7/1/18	1,225,000	1,441,041
New Jersey Transportation
Trust Fund Authority
(Transportation System)	5.00	12/15/16	1,000,000	1,169,060
New Mexico—.9%
Jicarilla,
Apache Nation Revenue	5.00	9/1/13	165,000	170,163
New Mexico,
Severance Tax Bonds	5.00	7/1/15	1,000,000	1,127,380
New York—5.1%
Metropolitan Transportation
Authority, Transportation
Revenue	5.25	11/15/14	1,000,000	1,100,780
New York City,
GO	5.00	8/1/21	2,000,000	2,411,340
New York City Health and
Hospitals Corporation,
Health System Revenue	5.00	2/15/19	1,000,000	1,185,960
New York City Industrial
Development Agency, Special
Facility Revenue (Terminal One
Group Association, L.P. Project)	5.50	1/1/14	1,000,000	1,044,140
New York State Dormitory
Authority, Revenue (New York
State Department of Health)	5.00	7/1/17	1,000,000	1,187,710
Ohio—1.9%
Franklin County,
Revenue (Trinity Health
Credit Group)	5.00	6/1/14	1,340,000	1,434,912

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Ohio (continued)
University of Toledo,
General Receipts Bonds	5.00	6/1/17	1,050,000	1,214,010
Pennsylvania—1.7%
Pennsylvania Intergovernmental
Cooperation Authority,
Special Tax Revenue (City of
Philadelphia Funding Program)	5.00	6/15/17	1,000,000	1,194,980
Philadelphia School District,
GO	5.00	9/1/14	1,000,000	1,082,510
South Carolina—1.4%
South Carolina Public Service
Authority, Revenue Obligations
(Santee Cooper)	5.00	12/1/21	1,500,000	1,885,770
South Dakota—2.1%
South Dakota Conservancy District,
Revenue (State Revolving
Fund Program)	5.00	8/1/17	2,370,000	2,861,704
Texas—10.6%
Dallas Independent School
District, Unlimited Tax
School Building Bonds
(Permament School Fund
Guarantee Program)	5.25	2/15/16	1,000,000	1,161,770
Houston,
Combined Utility System First
Lien Revenue	5.00	11/15/18	1,355,000	1,672,233
Houston Convention and
Entertainment Facilities
Department, Hotel Occupancy
Tax and Special Revenue	5.00	9/1/20	1,000,000	1,181,150
Love Field Airport Modernization
Corporation, Special
Facilities Revenue (Southwest
Airlines Company—Love Field
Modernization Program Project)	5.00	11/1/15	1,000,000	1,086,820
Midlothian Development Authority,
Tax Increment Contract Revenue
(Insured; Radian)	5.00	11/15/13	530,000	546,949

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Sam Rayburn Municipal Power
Agency, Power Supply
System Revenue	5.00	10/1/20	1,210,000		1,443,506
San Manuel Entertainment
Authority, Public
Improvement Revenue	4.50	12/1/16	1,000,000		1,007,590
Stafford Economic Development
Corporation, Sales Tax Revenue
(Insured; National Public
Finance Guarantee Corp.)	6.00	9/1/15	525,000		599,298
Tarrant Regional Water District,
Water Transmission Facilities
Contract Revenue (City of
Dallas Project)	5.00	9/1/18	1,000,000		1,231,620
Texas,
GO (College Student Loan)	5.00	8/1/17	1,000,000		1,183,330
Texas Municipal Power Agency,
Revenue (Insured; National
Public Finance Guarantee Corp.)	0.00	9/1/16	10,000	[a]	9,709
Texas Transportation Commission,
State Highway Fund First
Tier Revenue	5.00	4/1/16	1,000,000		1,157,630
Texas Transportation Commission,
State Highway Fund First
Tier Revenue	5.00	4/1/20	1,905,000		2,246,814
Utah—.0%
Utah Housing Finance Agency,
SMFR (Collateralized; FHA)	5.40	7/1/20	20,000		20,040
Virginia—2.4%
Virginia Beach,
Public Improvement GO	5.00	4/1/22	2,500,000		3,220,225
Washington—2.9%
Energy Northwest,
Electric Revenue (Columbia
Generating Station)	5.50	7/1/15	1,000,000		1,139,010
King County,
Sewer Revenue	5.00	1/1/17	1,500,000		1,767,705

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Washington (continued)
NJB Properties,
LR (King County,
Washington Project)	5.00	12/1/14	1,000,000		1,096,120
West Virginia—1.0%
West Virginia University Board of
Governors, University
Improvement Revenue (West
Virginia University Projects)	5.00	10/1/17	1,135,000		1,359,004
Wyoming—.7%
Wyoming Community Development
Authority, Housing Revenue	5.50	12/1/17	930,000		998,801
U.S. Related—2.7%
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; XLCA)	5.50	7/1/16	500,000		558,805
Puerto Rico Highways and
Transportation Authority,
Transportation Revenue	5.00	7/1/13	1,360,000		1,403,302
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.50	8/1/22	1,500,000		1,721,835
Total Long-Term Municipal Investments
(cost $124,958,953)					133,713,326

Short-Term Municipal
Investments—1.2%
California—.9%
California,
GO Notes
(Kindergarten-University)
(LOC: California State
Teachers Retirement
System and Citibank NA)	0.17	10/1/12	1,000,000	[b]	1,000,000

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Irvine Assessment District Number
03-19, Limited Obligation
Improvement Bonds (LOC:
California State Teachers
Retirement System and
U.S. Bank NA)	0.17	10/1/12	300,000	[b]	300,000
New York—.3%
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.17	10/1/12	200,000	[b]	200,000
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.19	10/1/12	200,000	[b]	200,000
Total Short-Term Municipal Investments
(cost $1,700,000)					1,700,000

Total Investments (cost $126,658,953)			98.9%		135,413,326

Cash and Receivables (Net)			1.1%		1,487,838

Net Assets			100.0%		136,901,164

a Security issued with a zero coupon. Income is recognized through the accretion of discount.
b Variable rate demand note—rate shown is the interest rate in effect at September 30, 2012. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Fund	19

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area	ACA	American Capital Access
Governments
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate
	Assurance Corporation		Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse
Tax-Exempt Receipts
EDR	Economic Development	EIR	Environmental Improvement
	Revenue		Revenue
FGIC	Financial Guaranty	FHA	Federal Housing
	Insurance Company		Administration
FHLB	Federal Home	FHLMC	Federal Home Loan Mortgage
	Loan Bank		Corporation
FNMA	Federal National	GAN	Grant Anticipation Notes
Mortgage Association
GIC	Guaranteed Investment	GNMA	Government National Mortgage
	Contract		Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development	LIFERS	Long Inverse Floating
	Revenue		Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipt
Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option	PUTTERS	Puttable Tax-Exempt Receipts
Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt	SWDR	Solid Waste Disposal Revenue
Adjustable Receipts
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	19.8
AA		Aa		AA	41.7
A		A		A	31.7
BBB		Baa		BBB	5.3
F1		MIG1/P1		SP1/A1	1.0
Not Rated[c]		Not Rated[c]		Not Rated[c]	.5
					100.0

† Based on total investments.
c Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund	21

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		126,658,953	135,413,326
Interest receivable			1,640,249
Receivable for shares of Beneficial Interest subscribed			1,091
Prepaid expenses			21,353
			137,076,019
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			36,336
Due to Administrator—Note 3(a)			6,688
Cash overdraft due to Custodian			28,640
Payable for shares of Beneficial Interest redeemed			54,533
Accrued expenses			48,658
			174,855
Net Assets ($)			136,901,164
Composition of Net Assets ($):
Paid-in capital			127,406,958
Accumulated undistributed investment income—net			18,752
Accumulated net realized gain (loss) on investments			721,081
Accumulated net unrealized appreciation
(depreciation) on investments			8,754,373
Net Assets ($)			136,901,164

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	6,639,520	2,044,756	128,216,888
Shares Outstanding	283,219	87,203	5,466,924
Net Asset Value Per Share ($)	23.44	23.45	23.45

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended September 30, 2012

Investment Income ($):
Interest Income	4,143,515
Expenses:
Investment advisory fee—Note 3(a)	541,260
Administration fee—Note 3(a)	81,189
Professional fees	55,496
Registration fees	48,085
Shareholder servicing costs—Note 3(c)	46,299
Prospectus and shareholders’ reports	18,190
Distribution fees—Note 3(b)	11,766
Custodian fees—Note 3(c)	10,621
Trustees’ fees and expenses—Note 3(d)	9,817
Loan commitment fees—Note 2	1,009
Miscellaneous	36,550
Total Expenses	860,282
Less—reduction in expenses due to undertaking—Note 3(a)	(210,043)
Less—reduction in fees due to earnings credits—Note 3(c)	(14)
Net Expenses	650,225
Investment Income—Net	3,493,290
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	787,451
Net realized gain (loss) on swap transactions	29,510
Net Realized Gain (Loss)	816,961
Net unrealized appreciation (depreciation) on investments	2,952,413
Net Realized and Unrealized Gain (Loss) on Investments	3,769,374
Net Increase in Net Assets Resulting from Operations	7,262,664

See notes to financial statements.

The Fund	23

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2012	2011
Operations ($):
Investment income—net	3,493,290	3,510,288
Net realized gain (loss) on investments	816,961	1,493,354
Net unrealized appreciation
(depreciation) on investments	2,952,413	(740,895)
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,262,664	4,262,747
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(146,942)	(81,781)
Class C Shares	(23,008)	(12,350)
Class I Shares	(3,303,258)	(3,414,866)
Net realized gain on investments:
Class A Shares	(53,767)	(3,630)
Class C Shares	(10,843)	(747)
Class I Shares	(1,442,321)	(134,715)
Total Dividends	(4,980,139)	(3,648,089)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	5,704,291	4,604,666
Class C Shares	1,331,400	567,251
Class I Shares	23,367,976	41,492,291
Dividends reinvested:
Class A Shares	185,889	77,696
Class C Shares	33,302	11,545
Class I Shares	4,333,470	3,169,284
Cost of shares redeemed:
Class A Shares	(4,123,686)	(1,620,961)
Class C Shares	(65,374)	(348,252)
Class I Shares	(30,025,424)	(26,306,295)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	741,844	21,647,225
Total Increase (Decrease) in Net Assets	3,024,369	22,261,883
Net Assets ($):
Beginning of Period	133,876,795	111,614,912
End of Period	136,901,164	133,876,795
Undistributed investment income—net	18,752	—

	Year Ended September 30,
	2012	2011
Capital Share Transactions:
Class A
Shares sold	246,966	203,377
Shares issued for dividends reinvested	8,026	3,446
Shares redeemed	(178,293)	(72,882)
Net Increase (Decrease) in Shares Outstanding	76,699	133,941
Class C
Shares sold	57,408	25,211
Shares issued for dividends reinvested	1,438	511
Shares redeemed	(2,814)	(15,461)
Net Increase (Decrease) in Shares Outstanding	56,032	10,261
Class I
Shares sold	1,004,977	1,831,004
Shares issued for dividends reinvested	187,236	140,567
Shares redeemed	(1,293,839)	(1,172,434)
Net Increase (Decrease) in Shares Outstanding	(101,626)	799,137

See notes to financial statements.

The Fund	25

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Class A Shares	2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value, beginning of period	23.05	22.95	22.45	21.07
Investment Operations:
Investment income—net[b]	.53	.61	.61	.32
Net realized and unrealized
gain (loss) on investments	.64	.14	.54	1.42
Total from Investment Operations	1.17	.75	1.15	1.74
Distributions:
Dividends from investment income—net	(.52)	(.62)	(.65)	(.36)
Dividends from net realized
gain on investments	(.26)	(.03)	—	—
Total Distributions	(.78)	(.65)	(.65)	(.36)
Net asset value, end of period	23.44	23.05	22.95	22.45
Total Return (%)[c]	5.19	3.38	5.24	8.30	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.98	.96	.96	[e]
Ratio of net expenses to average net assets	.80	.80	.80	.80	[e]
Ratio of net investment income
to average net assets	2.25	2.72	2.80	3.31	[e]
Portfolio Turnover Rate	21.97	27.67	32.07	22.49
Net Assets, end of period ($ x 1,000)	6,639	4,760	1,665	55

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

		Year Ended September 30,
Class C Shares	2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value, beginning of period	23.05	22.95	22.45	21.07
Investment Operations:
Investment income-net[b]	.35	.45	.40	.27
Net realized and unrealized
gain (loss) on investments	.66	.13	.59	1.39
Total from Investment Operations	1.01	.58	.99	1.66
Distributions:
Dividends from investment income—net	(.35)	(.45)	(.49)	(.28)
Dividends from net realized
gain on investments	(.26)	(.03)	—	—
Total Distributions	(.61)	(.48)	(.49)	(.28)
Net asset value, end of period	23.45	23.05	22.95	22.45
Total Return (%)[c]	4.39	2.60	4.46	7.91	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.67	1.73	1.74	1.72	[e]
Ratio of net expenses to average net assets	1.55	1.55	1.55	1.55	[e]
Ratio of net investment income
to average net assets	1.48	1.99	1.94	2.59	[e]
Portfolio Turnover Rate	21.97	27.67	32.07	22.49
Net Assets, end of period ($ x 1,000)	2,045	719	480	16

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund	27

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
Class I Shares	2012	2011	2010	2009 [a]	2008
Per Share Data ($):
Net asset value, beginning of period	23.06	22.95	22.45	20.85	21.60
Investment Operations:
Investment income—net[b]	.60	.70	.73	.79	.79
Net realized and unrealized
gain (loss) on investments	.65	.14	.50	1.60	(.75)
Total from Investment Operations	1.25	.84	1.23	2.39	.04
Distributions:
Dividends from investment income—net	(.60)	(.70)	(.73)	(.79)	(.79)
Dividends from net realized
gain on investments	(.26)	(.03)	—	—	—
Total Distributions	(.86)	(.73)	(.73)	(.79)	(.79)
Net asset value, end of period	23.45	23.06	22.95	22.45	20.85
Total Return (%)	5.54	3.79	5.61	11.73	.12
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.61	.63	.64	.67	.60
Ratio of net expenses
to average net assets	.45	.45	.45	.45	.45
Ratio of net investment income
to average net assets	2.61	3.10	3.26	3.74	3.63
Portfolio Turnover Rate	21.97	27.67	32.07	22.49	34
Net Assets, end of period ($ x 1,000)	128,217	128,398	109,470	106,900	141,949

a The fund commenced offering three classes of shares on March 31, 2009.The existing shares were redesignated as
Class I shares.
b Based on average shares outstanding at each month end.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/Standish IntermediateTax Exempt Bond Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund.The fund’s investment objective is to seek a high level of interest income exempt from federal income tax, while seeking preservation of shareholders’ capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase and Class I shares are sold primarily to bank trust departments and other financial service providers (includingThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to, the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.All of the preceding securities are categorized within Level 2 of the fair value hierarchy. Investments in swap transac-

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

tions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates.These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	135,413,326	—	135,413,326

At September 30, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

Each of the tax years in the four-year period ended September 30, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $23,841, undistributed ordinary income $208,428, undistributed capital gains $504,539 and unrealized appreciation $8,762,487.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2012 and September 30, 2011 were as follows: tax-exempt income $3,473,208 and $3,508,997, ordinary income $342,590 and $3,323 and long-term capital gains $1,164,341 and $135,769, respectively.

During the period ended September 30, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $1,331 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(e) New Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition,ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”).ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transac-

tions subject to an agreement similar to a master netting agreement.ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the funds’ financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on September 30, 2012, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .40% of the value of the funds average daily net assets and is payable monthly.The Manager had agreed, from October 1, 2011, through September 30, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class A, C and I shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed an annual rate of .55%, .55% and .45%, respectively, of the value such class’ average daily net assets.The Manager has agreed to waive receipt of its fees and assume the expenses of the fund from October 1, 2012 until February 1, 2014 so that the direct expenses of the fund (exclusive of certain expenses as described

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

above) do not exceed .45% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $210,043 during the year ended September 30, 2012.

The fund has an Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative and accounting services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as for related facilities and equipment. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services.The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $81,189 during the period September 30, 2012.

During the period ended September 30, 2012, the Distributor retained $1,824 from commissions earned on sales of the Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended September 30, 2012, Class C shares were charged $11,766 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at the annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents Agents (securities dealers, financial institutions or other industry professionals) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2012, Class A and Class C shares were charged $16,458 and $3,922, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

management services related to fund subscriptions and redemptions. During the period ended September 30, 2012, the fund was charged $4,578 for transfer agency services and $48 for cash management services. Cash management fees were partially offset by earnings credits of $6. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2012, the fund was charged $10,621 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2012, the fund was charged $247 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $8.

During the period ended September 30, 2012, the fund was charged $8,384 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $44,587, Distribution Plan fees $1,255, Shareholder Services Plan fees $1,801, custodian fees $3,870, Chief Compliance Officer fees $1,991 and transfer agency fees $1,468, which are offset against an expense reimbursement currently in effect in the amount of $18,636.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and swap transactions, during the period ended September 30, 2012, amounted to $29,673,049 and $29,218,236, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended September 30, 2012 is discussed below.

Swap Transactions:The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount.The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Interest rate swaps are valued daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations.When a swap contract is terminated early, the fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows. For financial reporting purposes, forward rate agreements are classified as interest rate swaps.At September 30, 2012, there were no interest rate swap agreements outstanding.

The following summarizes the average notional value of swap contracts outstanding during the period ended September 30, 2012:

Average Notional Value ($)
Interest rate swap contracts	246,154

At September 30, 2012, the cost of investments for federal income tax purposes was $126,650,839; accordingly, accumulated net unrealized appreciation on investments was $8,762,487, consisting of $8,762,487 gross unrealized appreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dreyfus/Standish Intermediate Tax Exempt Bond Fund:

We have audited the accompanying statement of assets and liabilities of Dreyfus/ Standish Intermediate Tax Exempt Bond Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/Standish Intermediate Tax Exempt Bond Fund as of September 30, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 28, 2012

The Fund	41

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended September 30, 2012 as “exempt-interest dividends” (not generally subject to regular federal income tax).The fund reports the maximum amount allowable but not less than $.2012 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. The fund reports the maximum amount allowable but not less than $.0592 per share as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2012 calendar year on Form 1099-DIV, which will be mailed in early 2013.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and busi-
nesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
Francine J. Bovich (61)
Board Member (2011)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 31
———————
James M. Fitzgibbons (78)
Board Member (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)
No. of Portfolios for which Board Member Serves: 31
———————
Kenneth A. Himmel (66)
Board Member (2008)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

The Fund	43

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Stephen J. Lockwood (65)
Board Member (2008)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (62)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 41
———————
Benaree Pratt Wiley (66)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 64
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

The Fund	45

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

NOTES

For More Information

Telephone Call your Financial Representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus/Newton
International Equity Fund

ANNUAL REPORT September 30, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Important Tax Information
36	Information About the Renewal of the Fund’s Investment Advisory Agreement
42	Board Members Information
44	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/Newton
International Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus/Newton International Equity Fund covers the 12-month period from October 1, 2011, through September 30, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

     U.S. equities proved unusually volatile over the past year, as prices rose and fell according to investors’ changing expectations of global and domestic economic conditions.And while the pace of U.S. economic growth has been relatively consistent, it has progressed at about half the average rate achieved in prior recoveries. Overseas, Europe has remained under severe economic pressure due to a persistent debt crisis and austerity-oriented fiscal policies adopted by many governments. In Japan, a strengthening currency dampened export activity and economic growth.The emerging markets have posted a slower rate of growth, reducing demand for industrial commodities and other goods and services.

The sustained-but-subpar U.S. expansion appears likely to continue over the foreseeable future.Across the international markets though, on one hand the global economy has responded to a variety of stimulative measures, most notably aggressively accommodative monetary policies in most major markets. On the other hand, headwinds emanating from Europe and China may continue to weigh on economic growth and investor sentiment. Indeed, the ability of governments and economic policymakers to address these issues could go a long way toward shaping the 2013 market environment. As always, we urge you to speak regularly with your financial advisor to discuss how changing global economic conditions may affect your investments.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2011, through September 30, 2012, as provided by Paul Markham, Lead Portfolio Manager of Newton Capital Management Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended September 30, 2012, Dreyfus/Newton International Equity Fund’s Class A shares produced a total return of 18.92%, Class C shares returned 17.92%, and Class I shares returned 19.27%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “MSCI EAFE Index”), produced a total return of 13.75% for the same period.2

Despite heightened market volatility throughout the reporting period, a more stable macroeconomic environment helped drive international stocks higher. The fund produced more robust returns than its benchmark, primarily due to the success of our security selection strategy in the consumer staples and health care sectors.

The Fund’s Investment Approach

The fund normally invests at least 80% of its assets in common stocks, securities convertible into common stocks of foreign companies and in depositary receipts evidencing ownership in such securities.The process of selecting investments begins with Newton’s core list of global investment themes. These themes are based on observable economic, industrial or social trends (typically global) that Newton believes will positively affect certain sectors or industries.The list of themes is discussed and updated on a regular basis. For instance, Newton’s deleverage theme asserts that excessive debt is weighing on economic activity, and that the way in which deleveraging occurs is critical to the outlook for economics and financial markets. Elsewhere, Newton’s networked world theme focuses upon the opportunities and risks inherent in the growth of information technology networks around the world.

Markets Reacted Sharply to Macroeconomic News

The reporting period began in the immediate aftermath of major stock market declines throughout the world. One credit-rating agency’s downgrade of long-term U.S. government debt, an intensifying European debt crisis and inflationary pressures

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

in China had triggered a flight away from stocks and other risky assets. Fortunately, better U.S. economic data and remedial measures from European policymakers helped to stabilize global equity markets.

By the start of 2012, international stocks were rallying amid U.S. employment gains, quantitative easing in Europe and looser monetary and fiscal policies in China. Consequently, investors focused more intently on company fundamentals and less on macroeconomic developments. They returned to a risk-averse posture during the spring when austerity programs in a number of peripheral European countries encountered resistance, but more encouraging economic data over the summer enabled the MSCI EAFE Index to end the reporting period with double-digit gains.

In this tumultuous environment, international investors tended to prefer large-cap, dividend-paying companies with positive earnings momentum. In contrast, value-oriented companies generally fell out of favor.

Security Selection Strategy Drove Strong Performance

Our theme-based global investment process proved quite effective over the reporting period. Results compared to the benchmark were especially robust in Japan and, from an industry group standpoint, the consumer staples and health care sectors. Emphasis on these areas reflected a relatively defensive positioning, which rendered the fund more resilient than market averages during downturns while enabling it also to participe substantially in rallies.

Among consumer staples stocks, the fund scored success with global brewer Anheuser-Busch InBev, which benefited from robust growth in Brazil and strong sales in the United States. In addition, the company’s acquisition of a Mexican brewer was well received by investors. Japanese food producer CALBEE also fared well, gaining share in its domestic market while leveraging PepsiCo’s U.S. distribution channel for a larger North American presence. In the health care sector,Thai hospitals operator Bangkok Dusit Medical Services was the fund’s top individual performer for the reporting period as hospital use increased among a growing middle class of consumers. The fund also received strong results from some energy stocks, as U.K.-based exploration-and-production company Ophir Energy roughly doubled its reserves, and Canada’s Nexen was acquired by a major Chinese oil-and-gas producer.

Disappointments during the reporting period were primarily concentrated in the materials sector. For example, gold producer Newcrest Mining suffered poor pro-

4

duction volumes that damaged the credibility of its management team. In other areas, Japanese online gaming company DeNA was hurt when regulators outlawed a popular game format, electronic hardware makerToshiba stumbled amid a general oversupply of electronics, and Hong Kong-based tobacco flavors and fragrances specialist Huabao International Holdings suffered on account of negative rumors that later proved to be unfounded.

The fund employed foreign-exchange forward contracts to manage currency-related risks during the reporting period.

Maintaining a Defensive Posture

Although we have been encouraged by recent positive macroeconomic news, we remain concerned about uncertainty stemming from the peripheral European sovereign debt crisis, upcoming automatic tax hikes and spending reductions in the United States, and a leadership change in China. Consequently, we have retained the fund’s generally defensive stance. We have identified a number of opportunities meeting our investment criteria in the health care and consumer staples sectors, but relatively few in the financials, industrials and energy sectors.

October 15, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain
distributions.The Morgan Stanley Capital International Europe,Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific
Basin countries.The Index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s
Class I shares for the period prior to 3/31/08 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus/Newton International Equity Fund on 12/21/05 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Europe Australasia Far East Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. For comparative purposes, the value of the Index on 12/31/05 is used as the beginning value on 12/21/05.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/12

	Inception				From
	Date	1 Year	5 Years		Inception
Class A shares
with maximum sales charge (5.75%)	3/31/08	12.08%	–6.19	%††	0.09	%††
without sales charge	3/31/08	18.92%	–5.07	%††	0.97	%††
Class C shares
with applicable redemption charge †	3/31/08	16.92%	–5.61	%††	0.55	%††
without redemption	3/31/08	17.92%	–5.61	%††	0.55	%††
Class I shares	12/21/05	19.27%	–4.86%		1.13%
Morgan Stanley Capital International
Europe Australasia Far East Index	12/31/05	13.75%	–5.24%		1.31	%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/08 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.
††† The Index date is based on the life of Class I shares. For comparative purposes, the value of the Index as of the month end 12/31/05 is used as the beginning value on 12/21/05 (the inception date for Class I shares).

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Newton International Equity Fund from April 1, 2012 to September 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.95	$11.04	$5.28
Ending value (after expenses)	$1,030.40	$1,025.80	$1,031.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.91	$10.98	$5.25
Ending value (after expenses)	$1,018.15	$1,014.10	$1,019.80

† Expenses are equal to the fund’s annualized expense ratio of 1.37% for Class A, 2.18% for Class C and 1.04%
for Class I, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
September 30, 2012

Common Stocks—97.5%	Shares	Value ($)
Australia—3.4%
Newcrest Mining	195,235	5,901,361
Santos	403,907	4,759,536
WorleyParsons	139,731	4,100,442
		14,761,339
Belgium—2.5%
Anheuser-Busch InBev	128,432	10,920,796
Brazil—2.0%
CCR	276,600	2,503,692
International Meal Co. Holdings	251,146	2,353,816
Vale, ADR	219,053	3,921,049
		8,778,557
Canada—1.8%
Barrick Gold	116,126	4,852,463
Nexen	120,480	3,051,523
		7,903,986
China—1.5%
Biostime International Holdings	1,486,504	3,811,131
Mindray Medical International, ADR	85,782	2,883,133
		6,694,264
France—3.9%
Air Liquide	59,964	7,432,121
L’Oreal	33,623	4,159,128
Total	114,729	5,690,893
		17,282,142
Germany—5.1%
Bayer	104,919	9,010,430
Brenntag	27,886	3,569,156
Fresenius Medical Care & Co.	81,276	5,959,558
Gerry Weber International	92,778	3,834,255
		22,373,399
Hong Kong—6.4%
AIA Group	1,824,512	6,800,110
Belle International Holdings	2,345,255	4,246,475
China Mobile	628,365	6,965,131
Jardine Matheson Holdings	128,000	7,283,200

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Hong Kong (continued)
Man Wah Holdings	5,355,200		2,921,376
			28,216,292
Italy—1.5%
Intesa Sanpaolo	1,745,103		2,652,930
Saipem	84,249		4,045,831
			6,698,761
Japan—24.7%
Asahi Group Holdings	225,900		5,569,344
CALBEE	44,700		3,917,837
Daiichi Sankyo	177,273		2,930,320
Don Quijote	219,800		8,463,596
FANUC	32,000		5,158,380
INPEX	606		3,614,723
Japan Airlines	67,193		3,142,676
Japan Tobacco	417,700		12,535,282
Lawson	59,000		4,536,135
Makita	117,500		4,562,084
Mitsubishi Estate	378,000		7,236,443
NGK Spark Plug	306,000		3,219,195
Nissan Motor	617,000		5,257,624
Nomura Holdings	1,267,900		4,532,856
Shiseido	216,700		2,973,933
Sugi Holdings	157,800		5,542,412
Toshiba	1,470,000		4,709,123
Towa Pharmaceutical	81,000		5,417,991
Toyota Motor	368,200		14,343,004
			107,662,958
Mexico—.7%
Grupo Finance Santander, Cl. B, ADR	232,610	[a]	3,186,757
Norway—1.9%
DNB	667,874		8,189,731
Philippines—.7%
Energy Development	20,243,800		2,950,553
Poland—.8%
Telekomunikacja Polska	663,807		3,408,495
Singapore—1.1%
United Overseas Bank	313,000		5,011,775

10

Common Stocks (continued)	Shares		Value ($)
South Africa—.9%
MTN Group	201,489		3,878,476
Sweden—1.1%
TeliaSonera	681,794		4,907,322
Switzerland—13.1%
Actelion	58,324	[a]	2,919,611
Bank Sarasin & Cie, Cl. B	90,768	[a]	2,596,129
Nestle	224,049		14,126,641
Novartis	152,697		9,343,660
Roche Holding	78,672		14,697,151
Syngenta	23,489		8,778,717
Zurich Insurance Group	19,992	[a]	4,978,337
			57,440,246
Thailand—3.2%
Bangkok Bank	1,309,700		8,552,622
Bangkok Dusit Medical Services	1,570,183		5,483,907
			14,036,529
United Kingdom—21.2%
Aberdeen Asset Management	984,990		4,948,252
Associated British Foods	268,677		5,592,466
BG Group	210,896		4,256,948
BHP Billiton	356,737		11,089,165
Bowleven	2,027,757	[a]	2,521,312
British American Tobacco	162,379		8,336,978
Centrica	1,640,336		8,682,838
Compass Group	405,105		4,471,220
GlaxoSmithKline	342,900		7,904,303
Imagination
Technologies Group	390,914	[a]	2,998,436
Ophir Energy	457,084	[a]	4,487,656
Prudential	347,079		4,492,125
Royal Bank of Scotland Group	1,894,712	[a]	7,863,145
Severn Trent	179,063		4,854,858
SSE	242,367		5,447,944
Wolseley	114,607		4,889,494
			92,837,140
Total Common Stocks
cost $353,059,752)			427,139,518

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Preferred Stocks—1.0%	Shares	Value ($)
Brazil
Petroleo Brasileiro
(cost $5,489,720)	400,304	4,417,216

Other Investment—1.0%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,533,107)	4,533,107 [b]	4,533,107
Total Investments (cost $363,082,579)	99.5%	436,089,841
Cash and Receivables (Net)	.5%	2,228,340
Net Assets	100.0%	438,318,181

ADR—American Depository Receipts
a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Staples	18.7	Industrial	5.4
Financial	17.9	Utilities	5.0
Health Care	15.2	Telecommunication Services	4.4
Consumer Discretionary	11.2	Information Technology	1.8
Materials	9.6	Money Market Investment	1.0
Energy	9.3		99.5

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		358,549,472	431,556,734
Affiliated issuers		4,533,107	4,533,107
Cash			175,344
Cash denominated in foreign currencies		3,740,413	3,762,977
Dividends receivable			2,109,442
Receivable for shares of Beneficial Interest subscribed			159,461
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			1,372
Prepaid expenses			17,503
			442,315,940
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			471,671
Due to Administrator—Note 3(a)			5,966
Payable for investment securities purchased			2,886,152
Payable for shares of Beneficial Interest redeemed			572,935
Interest payable—Note 2			2,179
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			2
Accrued expenses			58,854
			3,997,759
Net Assets ($)			438,318,181
Composition of Net Assets ($):
Paid-in capital			403,194,819
Accumulated undistributed investment income—net			3,975,425
Accumulated net realized gain (loss) on investments			(41,850,600)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			72,998,537
Net Assets ($)			438,318,181

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	7,299,893	721,671	430,296,617
Shares Outstanding	430,502	43,217	25,431,908
Net Asset Value Per Share ($)	16.96	16.70	16.92

See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Year Ended September 30, 2012

Investment Income ($):
Income:
Cash dividends (net of $1,005,853 foreign taxes withheld at source):
Unaffiliated issuers	11,845,192
Affiliated issuers	5,417
Total Income	11,850,609
Expenses:
Investment advisory fee—Note 3(a)	3,680,636
Shareholder servicing costs—Note 3(c)	540,822
Administration fees—Note 3(a)	161,623
Custodian fees—Note 3(c)	158,005
Professional fees	98,706
Registration fees	41,568
Trustees’ fees and expenses—Note 3(d)	38,222
Prospectus and shareholders’ reports	22,126
Interest expense—Note 2	9,153
Distribution fees—Note 3(b)	6,336
Loan commitment fees—Note 2	5,255
Miscellaneous	44,221
Total Expenses	4,806,673
Less—reduction in fees due to earnings credits—Note 3(c)	(7)
Net Expenses	4,806,666
Investment Income—Net	7,043,943
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(36,377,263)
Net realized gain (loss) on forward foreign currency exchange contracts	(889,728)
Net Realized Gain (Loss)	(37,266,991)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	112,020,468
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(288,109)
Net Unrealized Appreciation (Depreciation)	111,732,359
Net Realized and Unrealized Gain (Loss) on Investments	74,465,368
Net Increase in Net Assets Resulting from Operations	81,509,311

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2012	2011
Operations ($):
Investment income—net	7,043,943	8,854,352
Net realized gain (loss) on investments	(37,266,991)	11,024,549
Net unrealized appreciation
(depreciation) on investments	111,732,359	(80,720,598)
Net Increase (Decrease) in Net Assets
Resulting from Operations	81,509,311	(60,841,697)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(129,603)	(186,610)
Class C Shares	(8,405)	(3,732)
Class I Shares	(10,097,256)	(6,484,341)
Net realized gain on investments:
Class A Shares	(138,111)	(294,754)
Class C Shares	(15,969)	(21,745)
Class I Shares	(7,394,196)	(8,019,784)
Total Dividends	(17,783,540)	(15,010,966)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	1,527,854	5,731,984
Class C Shares	116,417	134,097
Class I Shares	114,043,269	183,824,565
Dividends reinvested:
Class A Shares	267,564	477,012
Class C Shares	24,374	25,467
Class I Shares	8,847,087	7,750,756
Cost of shares redeemed:
Class A Shares	(5,413,378)	(13,959,839)
Class C Shares	(458,150)	(453,604)
Class I Shares	(239,401,600)	(133,695,220)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(120,446,563)	49,835,218
Total Increase (Decrease) in Net Assets	(56,720,792)	(26,017,445)
Net Assets ($):
Beginning of Period	495,038,973	521,056,418
End of Period	438,318,181	495,038,973
Undistributed investment income—net	3,975,425	7,010,161

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2012	2011
Capital Share Transactions:
Class A
Shares sold	97,788	323,875
Shares issued for dividends reinvested	18,883	27,493
Shares redeemed	(348,588)	(813,824)
Net Increase (Decrease) in Shares Outstanding	(231,917)	(462,456)
Class C
Shares sold	7,805	7,520
Shares issued for dividends reinvested	1,736	1,479
Shares redeemed	(29,900)	(26,497)
Net Increase (Decrease) in Shares Outstanding	(20,359)	(17,498)
Class I
Shares sold	7,442,539	10,424,872
Shares issued for dividends reinvested	627,898	446,730
Shares redeemed	(15,423,854)	(7,832,272)
Net Increase (Decrease) in Shares Outstanding	(7,353,417)	3,039,330

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Class A Shares	2012	2011	2010	2009	2008 [a]
Per Share Data ($):
Net asset value, beginning of period	14.74	16.80	16.27	18.18	23.37
Investment Operations:
Investment income—net[b]	.18	.19	.21	.29	.14
Net realized and unrealized
gain (loss) on investments	2.52	(1.82)	.44	(1.57)	(5.20)
Total from Investment Operations	2.70	(1.63)	.65	(1.28)	(5.06)
Distributions:
Dividends from investment income—net	(.23)	(.17)	(.12)	(.16)	(.13)
Dividends from net realized
gain on investments	(.25)	(.26)	—	(.47)	—
Total Distributions	(.48)	(.43)	(.12)	(.63)	(.13)
Net asset value, end of period	16.96	14.74	16.80	16.27	18.18
Total Return (%)[c]	18.92	(10.10)	3.99	(6.33)	(21.78)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.32	1.32	1.32	1.52	2.35 [e]
Ratio of net expenses
to average net assets	1.32	1.32	1.32	1.26	1.40 [e]
Ratio of net investment income
to average net assets	1.14	1.06	1.29	2.27	1.61 [e]
Portfolio Turnover Rate	57.88	63.28	64.45	115.69	105
Net Assets, end of period ($ x 1,000)	7,300	9,766	18,901	16,864	4,412

a	From March 31, 2008 (commencement of initial offering) to September 30, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
Class C Shares	2012	2011	2010	2009	2008 [a]
Per Share Data ($):
Net asset value, beginning of period	14.54	16.59	16.17	18.14	23.37
Investment Operations:
Investment income—net[b]	.07	.05	.08	.26	.05
Net realized and unrealized
gain (loss) on investments	2.47	(1.79)	.45	(1.59)	(5.15)
Total from Investment Operations	2.54	(1.74)	.53	(1.33)	(5.10)
Distributions:
Dividends from investment income—net	(.13)	(.05)	(.11)	(.17)	(.13)
Dividends from net realized
gain on investments	(.25)	(.26)	—	(.47)	—
Total Distributions	(.38)	(.31)	(.11)	(.64)	(.13)
Net asset value, end of period	16.70	14.54	16.59	16.17	18.14
Total Return (%)[c]	17.92	(10.79)	3.20	(6.67)	(21.95)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.16	2.07	2.11	1.83	6.42 [e]
Ratio of net expenses
to average net assets	2.16	2.07	2.11	1.42	2.15 [e]
Ratio of net investment income
to average net assets	.42	.31	.52	2.07	.49 [e]
Portfolio Turnover Rate	57.88	63.28	64.45	115.69	105
Net Assets, end of period ($ x 1,000)	722	924	1,345	1,191	399

a	From March 31, 2008 (commencement of initial offering) to September 30, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

18

		Year Ended September 30,
Class I Shares	2012	2011	2010	2009	2008 [a]
Per Share Data ($):
Net asset value, beginning of period	14.77	16.84	16.27	18.21	26.94
Investment Operations:
Investment income—net[b]	.24	.26	.25	.30	.31
Net realized and unrealized
gain (loss) on investments	2.49	(1.86)	.45	(1.59)	(6.64)
Total from Investment Operations	2.73	(1.60)	.70	(1.29)	(6.33)
Distributions:
Dividends from investment income—net	(.33)	(.21)	(.13)	(.18)	(.35)
Dividends from net realized
gain on investments	(.25)	(.26)	—	(.47)	(2.05)
Total Distributions	(.58)	(.47)	(.13)	(.65)	(2.40)
Net asset value, end of period	16.92	14.77	16.84	16.27	18.21
Total Return (%)	19.27	(9.90)	4.31	(6.32)	(25.80)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.04	1.05	1.07	1.16	1.59
Ratio of net expenses
to average net assets	1.04	1.05	1.07	1.13	1.15
Ratio of net investment income
to average net assets	1.54	1.48	1.57	2.41	1.33
Portfolio Turnover Rate	57.88	63.28	64.45	115.69	105
Net Assets, end of period ($ x 1,000)	430,297	484,349	500,811	331,986	61,779

a The fund commenced offering four classes of shares on March 31, 2008.The existing shares were redesignated Class
I and the fund added Class A, Class C and Class R shares.The fund terminated its offering of Class R shares on
December 3, 2008.
b Based on average shares outstanding at each month end.

See notes to financial statements.

The Fund	19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/Newton International Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund.The fund’s investment objective is to seek long-term growth of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Capital Management Limited (“Newton”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class C and Class I. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or shareholder services fee. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial services providers (includingThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other

20

than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

22

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of September 30, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Foreign
Common Stocks†	427,139,518	—	—	427,139,518
Preferred Stocks†	4,417,216	—	—	4,417,216
Mutual Funds	4,533,107	—	—	4,533,107
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	1,372	—	1,372
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(2)	—	(2)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

At September 30, 2011, $487,440,998 of exchange traded foreign equity securities were classified as Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actu-

24

ally received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended September 30, 2012 were as follows:

Affiliated
Investment	Value			Value	Net
Company	9/30/2011 ($)	Purchases ($)	Sales ($)	9/30/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	—	212,125,030	207,591,923	4,533,107	1.0

Certain affiliated investment companies also advised or managed by Dreyfus may also invest in the fund. At September 30, 2012, Dreyfus Diversified International Fund held approximately 29% of the outstanding Class I shares of the fund.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $6,593,759, accumulated capital losses $33,273,210 and unrealized appreciation $61,802,813.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-

26

enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2012.The fund has $15,379,466 of post-enactment short-term capital losses and $17,893,744 of post enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2012 and September 30, 2011 were as follows: ordinary income $10,646,272 and $13,631,124 and long-term capital gains $7,137,268 and $1,379,842, respectively.

During the period ended September 30, 2012, as a result of permanent book to tax differences, primarily due to tax treatment for foreign currency gains and losses, passive foreign investment companies, dividend reclassification and Thailand capital gain taxes, the fund increased accumulated undistributed investment income-net by $156,585 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition,ASU 2011-11 facilitates comparison between those entities that prepare their financial

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.At this time, management is evaluating the implications of ASU 2011-11 and its impact on the fund’s financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2012, was approximately $792,600 with a related weighted average annualized interest rate of 1.15%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Dreyfus pays Newton a monthly fee at an annual percentage rate of the value of the fund’s average daily net assets.

28

The fund has an Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative and accounting services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as for related facilities and equipment.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $161,623 during the period ended September 30, 2012.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended September 30, 2012, Class C shares were charged $6,336 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

professionals) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2012, Class A and Class C shares were charged $19,662 and $2,112, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of thoseTrustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc. (“DTI”), a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2012, the fund was charged $3,267 for transfer agency services and $22 for cash management services. Cash management fees were partially offset by earnings credits of $3. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2012, the fund was charged $158,005 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions.

30

During the period ended September 30, 2012, the fund was charged $150 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $4.

During the period ended September 30, 2012, the fund was charged $8,384 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $288,244, Distribution Plan fees $442, Shareholder Services Plan fees $1,629, custodian fees $64,189, Chief Compliance Officer fees $1,991 and transfer agency fees $115,176.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2012, amounted to $261,901,125 and $397,542,166, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended September 30, 2012 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at September 30, 2012:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales:
British Pound,
Expiring:
10/1/2012 [a]	70,038	116,629	116,328	301
10/2/2012 [a]	30,650	49,728	49,493	235
Euro,
Expiring
10/1/2012 [b]	55,586	72,011	71,431	580
Hong Kong Dollar,
Expiring
10/4/2012 [c]	948,493	122,320	122,322	(2)
Japanese Yen,
Expiring
10/2/2012 [a]	4,495,806	57,865	57,609	256
Gross Unrealized
Appreciation				1,372
Gross Unrealized
Depreciation				(2)

Counterparties:
a	Royal Bank of Scotland
b	JPMorgan Chase & Co.
c	Barclay Bank

32

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2012:

Average Market Value ($)
Forward contracts	24,011,746

At September 30, 2012, the cost of investments for federal income tax purposes was $374,278,047; accordingly, accumulated net unrealized appreciation on investments was $61,811,794, consisting of $82,162,976 gross unrealized appreciation and $20,351,182 gross unrealized depreciation.

The Fund	33

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dreyfus/Newton International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Dreyfus/Newton International Equity Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.The financial highlights for the year ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/Newton International Equity Fund as of September 30, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 28, 2012

34

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries.The fund reports the maximum amount allowable but not less than $12,854,725 as income sourced from foreign countries for the fiscal year ended September 30, 2012 in accordance with Section 853(c)(2) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $1,142,262 as taxes paid from foreign countries for the fiscal year ended September 30, 2012 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2012 calendar year with Form 1099-DIV which will be mailed in early 2013.Also, the fund reports the maximum amount allowable, but not less than $10,646,272 as ordinary income dividends paid during the fiscal year ended September 30, 2012 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. The fund reports the maximum amount allowable but not less than $.2319 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. The fund reports the maximum amount allowable but not less than $.0132 per share as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

The Fund	35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board ofTrustees held on July 25-26, 2012, the Board considered the renewal of the fund’s Investment Advisory Agreement, pursuant to which Dreyfus provides the fund with investment advisory services, and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Newton Capital Management Limited (the “Sub-Adviser”) provides day-to-day management of the fund’s investments.The Board members, none of whom are “interested persons” (as defined in the Investment CompanyAct of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel. The Board also considered Dreyfus’ extensive compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser.The

36

Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended June 30, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods, except for the one-year period when the fund’s performance was above the Performance Group and Performance Universe medians. Dreyfus representatives reminded the Board of personnel and process changes at the Sub-Adviser early in 2012, noting that the fund ranked in the first quartile of the Lipper International Multi-Cap Growth category and the Morningstar Foreign Large Blend category for the three- and six-month periods ended June 30, 2012. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund had performed better than the index in three of the six periods shown.

The Fund	37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group median and above the Expense Universe median and the fund’s total expense ratio was below the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board previously had

38

been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

The Fund	39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board noted the fund’s improved short-term performance and determined to continue to closely monitor performance given the relatively unfavorable long-term performance.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Investment Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Sub-Adviser, of the fund and the services provided to the fund by Dreyfus and the Sub-Adviser.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management services provided under the Agreements, including information on the investment

40

performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreements through April 4, 2013 was in the best interests of the fund and its shareholders.

The Fund	41

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
Francine J. Bovich (61)
Board Member (2011)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 31
———————
James M. Fitzgibbons (78)
Board Member (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)
No. of Portfolios for which Board Member Serves: 31
———————
Kenneth A. Himmel (66)
Board Member (2008)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

42

Stephen J. Lockwood (65)
Board Member (2008)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (62)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 41
———————
Benaree Pratt Wiley (66)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 64
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

The Fund	43

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

44

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

The Fund	45

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $198,460 in 2011 and $208,030 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $34,400 in 2011 and $35,120 in 2012. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $20,000 in 2011 and $20,400 in 2012. These services consisted of the review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2011 and $0 in 2012.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2011 and $0 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $7,022,311 in 2011 and $11,233,025 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Funds

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	November 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	November 20, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	November 20, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)